WEBS INDEX FUND, INC.
================================================================================


Dear Shareholder,

     We are pleased to present this semi-annual report for WEBS Index Fund, Inc. (formerly named Foreign Fund, Inc.) for the period September 1, 1996 through February 28, 1997. It contains information about the performance of your investment, a management discussion and analysis from Barclays Global Fund Advisors, the Investment Adviser for each WEBS Index Series, and important financial information.

     As you know, each of the 17 WEBS Index Series seeks to track the investment performance of a specific country's stock market, as measured by a Morgan Stanley Capital International (MSCI) country index. This report contains information about the tracking of each WEBS Index Series compared to its benchmark MSCI country index for the period ended February 28, 1997.

PRICE/VALUE STABILITY CONTINUES

     The unique structure of the WEBS Index Series has continued to result in share prices that are very close to net asset value. While the relationship between market price and net asset value varies from moment to moment and from index series to index series, the WEBS Index Series traded on the American Stock Exchange at an average end-of-day market price only 5 cents per share -- about one-third of 1% -- over/under their underlying net asset values. The largest average end-of-day spread, for the Malaysia WEBS Index Series, was only 1.11%. In contrast, shares in closed-end international funds frequently trade at substantial discounts or premiums to their net asset values.

GROWTH

     The WEBS Index Series were launched on March 12, 1996 with aggregate net assets of $79 million. As of February 28, 1997, the WEBS Index Series aggregate net assets had increased by over 300% to $318.5 million. This growth of WEBS Index Fund, Inc., together with the increasing importance of international equities to US investors, the attractiveness of index investing, and the ease of investing in the WEBS Index Series makes us optimistic about the prospects for continued strong investor interest in WEBS Index Fund, Inc. during the balance of 1997 and beyond.

     The uniqueness and success of WEBS Index Fund, Inc. continues to attract increasing attention from both institutional and retail investors, as well as from the financial press. We hope that you have noted this, and will increasingly utilize the WEBS Index Series in your investment program as you gain confidence in them and continue to diversify your investment portfolio.

     In the meantime, we wish to thank you for your support of and confidence in WEBS Index Fund, Inc.

     Sincerely,


     /S/ SIGNATURE                     /S/ SIGNATURE
     Nathan Most                       Nic Stuchfield
     Chairman and President            Chief Investment
     WEBS Index Fund, Inc.             Officer
                                       Index Investments
                                       Barclays Global
                                       Fund Advisors

================================================================================




INTRODUCTION


     The Investment Adviser for each WEBS Index Series is Barclays Global Fund Advisors. Each WEBS Index Series is managed to hold a representative sample of the securities held in the corresponding MSCI Index (using an analytic technique known as "portfolio sampling"), in contrast to a full replication of the Index. Portfolio sampling is a highly disciplined approach to capturing index returns that involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. No attempt is made to manage the WEBS Index Series using economic, financial or market analysis.

     There are several factors that should be kept in mind when reviewing the performance of the Fund's various WEBS Index Series. First, because of the portfolio sampling approach discussed above, as well as regulatory and other constraints imposed on its use (such as limits on investing in particular stocks imposed by the Internal Revenue Code and the need to comply with the Fund's concentration policy), the resulting performance of a WEBS Index Series may vary positively or negatively from that of the relevant MSCI Index during any period.

     Second, the MSCI Indices are unmanaged and, therefore, do not bear management, administration, distribution, transaction or other expenses. However, the WEBS Index Series do incur such expenses, which impacts their performance.

     Another factor to be considered is the method by which dividend income is reflected in the MSCI Indices. The compiler of the MSCI Indices calculates total dividends received in a year and allocates that total pro rata over a twelve-month period (i.e., the dividend payments are "smoothed" throughout the year) and all dividends received are deemed to be reinvested at the end of each month. Each WEBS Index Series records dividend income on its portfolio securities on their specific ex-dividend dates and must wait until the cash is actually received before the dividends can be invested, which results in uneven flows of dividend income during the year. Also, due to use of the portfolio sampling technique described above, a WEBS Index Series will not hold exactly the same securities, or in the same proportion, as the corresponding MSCI Index. This causes the performance of a WEBS Index Series to deviate positively or negatively from the corresponding MSCI Index, depending on individual security dividend streams.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
===============================================================================
   AUSTRALIA

     For the period ended February 28, 1997 the total return of the Australia WEBS Index Series was 6.36%. The corresponding MSCI Index total return for the period was 6.47%. The Australia WEBS Index Series under-performed the MSCI Australia Index total return by 0.11% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE AUSTRALIA WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
     The Australia WEBS Index Series under-performed the MSCI Index for several reasons, including dividend smoothing and the impact of expenses. Portfolio sampling had a positive effect on performance due to industry weighting differences between the Index Series and the benchmark.
   WHAT MARKET CONDITIONS AFFECTED THE AUSTRALIA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Economic activity in Australia slowed considerably throughout 1996 and early 1997. Consumer spending declined due to falling levels of consumer confidence and the tightening of fiscal policy by the government. Interest rate sensitive sectors, such as housing, should benefit from monetary policy developments. Governmental reforms (which have been implemented since the 1980s) have allowed Australia to avoid the boom-bust economic cycle it has experienced in the past. The reform package included unilateral tariff reductions, financial market deregulation and tax incentives to promote work, savings and investment. A right of center Liberal-National coalition was elected to power in March of 1996 after thirteen years of Labour party rule. This new government has focused on fiscal consolidation with an emphasis on spending restraint rather than raising taxes. To promote growth, business activities have been largely deregulated and the stance on foreign investment has been relaxed. Improved performance from the export sector and greater links to the Asian economies have also contributed to economic growth.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            AUSTRALIA WEBS INDEX SERIES VS. THE MSCI AUSTRALIA INDEX
                                   [LINE GRAPH]
          AUSTRALIA WEBS INDEX SERIES    MSCI AUSTRALIA INDEX
3/12/96               10,000                   10,000
3/31/96               10,161                   10,171
4/30/96               10,633                   10,670
5/31/96               10,523                   10,588
6/30/96               10,261                   10,238
7/31/96                9,769                    9,758
8/31/96               10,388                   10,383
9/30/96               10,378                   10,393
10/31/96              10,787                   10,791
11/30/96              11,238                   11,232
12/31/96              11,235                   11,200
1/31/97               10,769                   10,744
2/28/97               11,048                   11,054
            Past performance is not predictive of future performance

                                    Value
                              February 28, 1997
                              -----------------
Australia WEBS Index Series        $11,048*
MSCI Australia Index               $11,054

                                 TOTAL RETURN
                                                   SINCE
                                                 INCEPTION (DAGGAR)
                                                 ----------
Australia WEBS Index Series                        10.48%
MSCI Australia Index                               10.54%
--------------------
* The chart assumes a hypothetical $10,000 initial investment in the Australia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
===============================================================================
  AUSTRIA

     For the period ended February 28, 1997 the total return of the Austria WEBS Index Series was (2.69)%. The corresponding MSCI Index total return for the period was (2.23)%. The Austria WEBS Index Series under-performed the MSCI Austria Index total return by 0.46% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE AUSTRIA WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
     The  Austria  WEBS  Index  Series  under-performed  the MSCI  Index  due to dividend smoothing and the impact of expenses. Subchapter M of the Internal Revenue Code states that no more than 25% of the index can be made up of one individual security, which affects the composition of the Index Series. This resulted in a re-weighting of the remaining securities in the portfolio which had a positive effect on performance, but only partially offset the negative impact of expenses and dividend smoothing.
   WHAT MARKET CONDITIONS AFFECTED THE AUSTRIA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Austria experienced a substantial slowdown in the growth of the economy during the second half of 1996. Domestic demand has been flat due to continued government fiscal constraint felt throughout Western Europe. This poor demand has adversely affected various sectors of the economy including construction output, traditional consumer goods and building materials. A number of fiscal consolidation measures, including higher energy taxes, overtime taxes and cuts in nursing care and unemployment benefits were introduced mid-1996 and restrained consumer spending overall. The demand for imports has continued to be low, while export growth has begun to rise due to favorable exchange rate movements and buoyant growth in East-Central Europe and overseas markets. This recent increase in exports has positively affected industrial output, specifically technical manufacturing and the production of semi-finished goods. These sectors are also the ones planning the largest investments in 1997. In general, firms have postponed, rather than canceled, their investment projects in reaction to 1996's cyclical downturn. The realization of these investment projects may help fuel economic growth in 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              AUSTRIA WEBS INDEX SERIES VS. THE MSCI AUSTRIA INDEX

         Austria WEBS Index Series         MSCI Austria Index
3/12/96            10,000                       10,000
3/31/96            10,101                       10,237
4/30/96            10,009                       10,304
5/31/96            10,577                       10,866
6/30/96             9,881                       10,202
7/31/96             9,698                        9,978
8/31/96             9,661                       10,073
9/30/96             9,420                        9,780
10/31/96            9,457                        9,848
11/30/96            9,569                       10,080
12/31/96            9,726                       10,235
1/31/97             9,420                        9,821
2/28/97             9,401                        9,848

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Austria WEBS Index Series            $9,401*
MSCI Austria Index                   $9,848

                                  TOTAL RETURN
                                                     SINCE
                                                   INCEPTION (DAGGAR)
                                                   ----------
Austria WEBS Index Series                            (5.99)%
MSCI Austria Index                                   (1.52)%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  BELGIUM

   For the period ended February 28, 1997 the total return of the Belgium WEBS Index Series was 6.69%. The corresponding MSCI Index total return for the period was 10.47%. The Belgium WEBS Index Series under-performed the MSCI Belgium Index total return by 3.78% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE BELGIUM WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
     The Belgium WEBS Index Series under-performed the MSCI Index for several reasons, including dividend smoothing, portfolio sampling and expenses. Portfolio sampling had a negative effect on performance due to industry weighting differences between the Index Series and the benchmark. The need for compliance with Subchapter M of the Internal Revenue Code resulted in a re-weighting of the remaining securities in the portfolio which negatively impacted the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE BELGIUM WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Economic growth has been on the rise in Belgium with GDP growth likely to increase further in 1997, although the strains of trying to comply with the Maastricht Treaty have slowed an already struggling economy. Efforts to comply with the Treaty's requirements, which have caused an economic slowdown throughout Western Europe, have adversely affected export activity to European trading partners. The intermediate goods sector has suffered particular losses due to this reduced trading activity. The government continues to work on its deficit reduction plan. One way the government aims to reduce its debt is the partial privatization of Credit Communal, the municipally-owned bank, and a number of other financial institutions. The budget also outlines cuts in federal spending, including cuts in subsidies to public companies, international aid and military spending, increased petrol taxes and changes in the tax implications of certain savings instruments. This emphasis on fiscal restraint should continue to restrain growth, although a modest recovery is widely expected in 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              BELGIUM WEBS INDEX SERIES VS. THE MSCI BELGIUM INDEX
            Belgium WEBS Index Series             MSCI Belgium Index
3/12/96           10,000                                10,000
3/31/96            9,759                                 9,823
4/30/96            9,966                                10,076
5/31/96           10,288                                10,237
6/30/96           10,322                                10,284
7/31/96           10,456                                10,399
8/31/96           10,501                                10,496
9/30/96           10,543                                10,630
10/31/96          10,676                                10,786
11/30/96          10,915                                11,107
12/31/96          10,895                                11,152
1/31/97           11,070                                11,420
2/28/97           11,204                                11,595

            Past performance is not predictive of future performance

                                      Value
                                 February 28, 1997
                                 -----------------
Belgium WEBS Index Series           $11,204*
MSCI Belgium Index                  $11,595

                                  TOTAL RETURN
                                                    SINCE
                                                  INCEPTION (DAGGAR)
                                                  ----------
Belgium WEBS Index Series                           12.04%
MSCI Belgium Index                                  15.95%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  CANADA

     For the period ended February 28, 1997 the total return of the Canada WEBS Index Series was 20.13%. The corresponding MSCI Index total return for the period was 20.83%. The Canada WEBS Index Series under-performed the MSCI Canada Index total return by 0.70% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE CANADA WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Canada Index Series under-performed the MSCI Index for several reasons, including dividend smoothing and the impact of expenses. Portfolio sampling had an overall positive effect on performance due to industry weighting differences between the Index Series and the benchmark.
   WHAT MARKET CONDITIONS AFFECTED THE CANADA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Canada has experienced another year of healthy economic growth in 1996, partially due to the government's interest rate cuts during the year. The lower interest rates have had a positive ripple effect throughout Canada's economy. Approximately 300,000 new jobs were added during the past year, but the unemployment rate remained at about 10% for 1996. The Canadian dollar has strengthened since the beginning of 1996. Improved levels of consumer confidence have led to increased consumer spending, particularly on housing and durable goods. Exports have also been strong, due to the strength of the United States' economy. Canada has seen improved performance in its current account balance which has shown the first surplus since the early 1980s. With record low interest rates, a healthy world economy, low and stable inflation and much improved government finances, Canada is in an excellent position for continued economic growth.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               CANADA WEBS INDEX SERIES VS. THE MSCI CANADA INDEX
                Canada WEBS Index Series       MSCI Canada Index
3/12/96                  10,000                    10,000
3/31/96                  10,088                    10,100
4/30/96                  10,462                    10,516
5/31/96                  10,639                    10,682
6/30/96                  10,344                    10,389
7/31/96                  10,029                    10,071
8/31/96                  10,463                    10,521
9/30/96                  10,877                    10,938
10/31/96                 11,726                    11,794
11/30/96                 12,546                    12,652
12/31/96                 12,115                    12,215
1/31/97                  12,678                    12,815
2/28/97                  12,569                    12,713

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Canada WEBS Index Series             $12,569*
MSCI Canada Index                    $12,713

                                  TOTAL RETURN
                                                   SINCE
                                                 INCEPTION (DAGGAR)
                                                 ----------
Canada WEBS Index Series                           25.69%
MSCI Canada Index                                  27.13%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  FRANCE

   For the period ended February 28, 1997 the total return of the France WEBS Index Series was 16.03%. The corresponding MSCI Index total return for the period was 17.74%. The France WEBS Index Series under-performed the MSCI France Index total return by 1.71% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE FRANCE WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The France Index Series under-performed the MSCI Index for several reasons, including dividend smoothing and the impact of expenses. Portfolio sampling had a positive effect on performance due to industry weighting differences between the Index Series and the benchmark.
   WHAT MARKET CONDITIONS AFFECTED THE FRANCE WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The recent economic growth in France has been due, in part, to lowered interest rates by the Bank of France. Interest rates were reduced in October from 3.7% to their current level of 3.2% (as of February 1997). Rates are expected to remain low with further cuts possible in the future. Another positive economic factor has been the continued low inflation rate. Inflation fell from 2.3% in July to 1.6% by September. This decline partly reflects last year's increase in the VAT rate. The low inflation rate has benefited various sectors of the economy, including lowered prices for public sector services and manufactured products and falling prices for fresh food (which fell 10% in late
1996). Unemployment is a continued problem, with the unemployment rate at 12.6% in late 1996 and expected to continue to rise. The unemployment problem is partly due to the government down-sizing its employment policy with cuts in the public sector and reductions in employment subsidies to the private sector. The government is still trying to comply with budget constraints imposed by the Maastrict Treaty and plans to offset some of the fiscal measures by implementing tax cuts aimed at pacifying the unions and enhancing consumer confidence.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               FRANCE WEBS INDEX SERIES VS. THE MSCI FRANCE INDEX
                 France WEBS Index Series    MSCI France Index
3/12/96                  10,000                    10,000
3/31/96                  10,596                    10,629
4/30/96                  10,765                    10,821
5/31/96                  10,668                    10,701
6/30/96                  10,998                    10,893
7/31/96                  10,757                    10,589
8/31/96                  10,495                    10,371
9/30/96                  11,072                    10,942
10/31/96                 11,278                    11,174
11/30/96                 11,855                    11,766
12/31/96                 11,938                    11,882
1/31/97                  12,160                    12,149
2/28/97                  12,177                    12,210

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
France WEBS Index Series            $12,177*
MSCI France Index                   $12,210

                                  TOTAL RETURN
                                                   SINCE
                                                 INCEPTION (DAGGAR)
                                                 ----------
France WEBS Index Series                           21.77%
MSCI France Index                                  22.10%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the France WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

  (DAGGAR) For the period March 12, 1996 (commencement of operations) through
           February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  GERMANY

   For the period ended February 28, 1997 the total return of the Germany WEBS Index Series was 8.58%. The corresponding MSCI Index total return for the period was 9.81%. The Germany WEBS Index Series under-performed the MSCI Germany Index total return by 1.23% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE GERMANY WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Germany WEBS Index Series under-performed the MSCI Index due to dividend smoothing and the impact of expenses. Although portfolio sampling had a positive effect on performance, due to industry weighting differences between the Index Series and the benchmark, it only partially offset the negative impact of dividend smoothing and expenses.
   WHAT MARKET CONDITIONS AFFECTED THE GERMANY WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The German economy, long envied by other countries, is experiencing its share of hardships. High wages, record high levels of unemployment and militant unions have combined to make a number of German products un-competitive in today's cost-cutting global business environment. The rigidity of Germany's economic structure has made it difficult to effect changes to promote economic growth. The unemployment rate for 1996 was approximately 11% -- the highest level in the post-War era. Inflation, however, has remained under control, ending the year at (roughly) 1.5%. The government has tried to help stimulate investment and jobs by announcing tax reforms, specifically planning future cuts in the solidarity surcharge added to income and corporate tax rates as well as cutting the top rate of business tax. While consumer spending, government spending and construction investment were down for the year, equipment investments and exports showed strong growth. Fourth quarter GDP data showed positive growth, compared to a relatively flat GDP figure for the third quarter. The economy will be strongly affected by world trade, which is expanding as the economic climate of Germany's trading partners continues to improve.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              GERMANY WEBS INDEX SERIES VS. THE MSCI GERMANY INDEX
               Germany WEBS Index Series       MSCI Germany Index
3/12/96                  10,000                     10,000
3/31/96                  10,181                     10,216
4/30/96                   9,781                      9,843
5/31/96                   9,955                      9,984
6/30/96                  10,144                     10,187
7/31/96                  10,197                     10,216
8/31/96                  10,399                     10,451
9/30/96                  10,468                     10,518
10/31/96                 10,560                     10,614
11/30/96                 10,918                     11,034
12/31/96                 10,948                     11,068
1/31/97                  10,880                     11,020
2/28/97                  11,291                     11,476

            Past performance is not predictive of future performance
                                      Value
                                February 28, 1997
                                -----------------
Germany WEBS Index Series           $11,291*
MSCI Germany Index                  $11,476

                                  TOTAL RETURN
                                                   SINCE
                                                 INCEPTION (DAGGER)
                                                 ----------
Germany WEBS Index Series                          12.91%
MSCI Germany Index                                 14.76%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Germany WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGER) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================
  HONG KONG

   For the period ended February 28, 1997 the total return of the Hong Kong WEBS Index Series was 14.98%. The corresponding MSCI Index total return for the period was 17.05%. The Hong Kong WEBS Index Series under-performed the MSCI Hong Kong Index total return by 2.07% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE HONG KONG WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Hong Kong WEBS Index Series under-performed the MSCI Index due to portfolio sampling, the impact of expenses and dividend smoothing. In addition, the need for compliance with Subchapter M of the Internal Revenue Code resulted in a re-weighting of the remaining securities in the portfolio which negatively impacted the Index Series performance.
   WHAT MARKET CONDITIONS AFFECTED THE HONG KONG WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Growth in Hong Kong has been moderate during 1996 and to date in 1997. Economic growth, as measured by GDP, was approximately 4.4% for 1996 (down from 4.7% in 1995) due to export weakness and poor domestic demand. Private consumption is on the rise, as are investment levels. Property values have continued to increase and will have a beneficial impact on consumer confidence. Inflation has been subdued, reaching a nine year low of 4.9% in the third quarter of 1996. The weakness in consumer activity, moderate prices in the Chinese market, monetary policy and the currency peg (to the U.S. dollar) have all helped contain inflationary pressures. The issue first and foremost is China's assumption of control over Hong Kong on July 1, 1997. China has decided to dissolve the current legislative council and replace it with a hand picked provisional legislature. In a dramatic move, Beijing has declared current British Governor Chris Patten's Bill of Rights unconstitutional. This has led to general uncertainty on China's economic stance, although Hong Kong acts as a major conduit for foreign direct investment into mainland China (it is estimated that 60% of foreign direct investment comes from or through Hong Kong). While Hong Kong's democratic experience may be short-lived and civil rights will likely be eroded, the Chinese are not expected to do anything which would threaten the economic vibrancy of the territory.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            HONG KONG WEBS INDEX SERIES VS. THE MSCI HONG KONG INDEX
              Hong Kong WEBS Index Series     MSCI Hong Kong Index
3/12/96                   10,000                      10,000
3/31/96                   10,429                      10,477
4/30/96                   10,468                      10,501
5/31/96                   10,826                      10,817
6/30/96                   10,569                      10,566
7/31/96                   10,031                      10,085
8/31/96                   10,322                      10,415
9/30/96                   10,979                      11,126
10/31/96                  11,414                      11,594
11/30/96                  12,418                      12,543
12/31/96                  12,315                      12,478
1/31/97                   11,948                      12,210
2/28/97                   11,868                      12,190

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Hong Kong WEBS Index Series           $11,868*
MSCI Hong Kong Index                  $12,190

                                  TOTAL RETURN
                                                   SINCE
                                                 INCEPTION (DAGGAR)
                                                 ----------
Hong Kong WEBS Index Series                        18.68%
MSCI Hong Kong Index                               21.90%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  ITALY

   For the period ended February 28, 1997 the total return of the Italy WEBS Index Series was 7.11%. The corresponding MSCI Index total return for the period was 7.44%. The Italy WEBS Index Series under-performed the MSCI Italy Index total return by 0.33% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE ITALY WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Italy WEBS Index Series under-performed the MSCI Index for several reasons, including dividend smoothing and the impact of expenses. Although portfolio sampling had a positive effect on performance, due to industry weighting differences between the Index Series and the benchmark, it only partially offset the negative impact of dividend smoothing and expenses.
   WHAT MARKET CONDITIONS AFFECTED THE ITALY WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   A new Italian government was formed in April of 1996 and has proved to be remarkably stable. The market's reaction has been very positive. The inflationary environment has improved considerably, with the national inflation rate falling to 3.4% in the third quarter of 1996. The drop was due to a decline in food prices, entertainment and transportation costs. This improvement prompted the Bank of Italy to ease monetary policy and lower the discount rate to 7.5% in the fourth quarter. The government has put forward an ambitious plan in an attempt to reach the Maastricht Treaty deficit target of 3%. The fiscal contraction will introduce an additional "Euro-tax" on households and businesses, as well as cuts in healthcare and pension expenditures. The relative political stability and credible fiscal policy has benefited the Italian currency. The current account surplus has increased as a result of the competitive position of the currency and is the strongest the surplus has been in twenty years. The Italian Lira rejoined the European Exchange Rate Mechanism at the end of November, following a long period of speculation due to the appreciation of the Lira since the beginning of the year, the improved outlook for public finances and the stable political environment. Unemployment has remained fairly stable, although still very high at 12%, due to the large increase in the labor supply compared to slower creation of employment.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                ITALY WEBS INDEX SERIES VS. THE MSCI ITALY INDEX
                  Italy WEBS Index Series    MSCI Italy Index
3/12/96                   10,000                  10,000
3/31/96                    9,875                   9,918
4/30/96                   11,197                  11,272
5/31/96                   11,226                  11,207
6/30/96                   11,300                  11,233
7/31/96                   10,514                  10,416
8/31/96                   10,411                  10,333
9/30/96                   11,083                  10,994
10/31/96                  10,479                  10,386
11/30/96                  11,272                  11,205
12/31/96                  11,295                  11,229
1/31/97                   12,450                  12,418
2/28/97                   11,151                  11,102

            Past performance is not predictive of future performance
                                      Value
                                February 28, 1997
                                -----------------
Italy WEBS Index Series              $11,151*
MSCI Italy Index                     $11,102

                                  TOTAL RETURN

                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Italy WEBS Index Series              11.51%
MSCI Italy Index                     11.02%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Italy WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  JAPAN
   For the period ended February 28, 1997 the total return of the Japan WEBS Index Series was (16.82)%. The corresponding MSCI Index total return for the period was (16.50)%. The Japan WEBS Index Series under-performed the MSCI Japan Index total return by 0.32% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE JAPAN WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Japan WEBS Index Series under-performed the MSCI Index for several reasons, including the impact of expenses and dividend smoothing. The overall poor performance in most industries included in the MSCI Index (particularly in the banking and financial services sectors which returned -30.33% and -31.45%, respectively) had a negative effect on the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE JAPAN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The major news in Japan over the last year has been the depreciation of the yen and the dramatic fall of the Nikkei stock average. Japanese blue-chip stocks have fallen to half of their all time highs and the yen has plunged 50% against the U.S. dollar since the Spring of 1995. The Liberal Democratic Party was re-elected to office in October and announced sweeping reforms in the form of deregulation of Japan's financial system. The slow pace of financial reform in Japan has strangled the country's economic recovery and hurt its prospects to become an international financial center. Tokyo faces strong competition from Hong Kong and Singapore, both of which are vying to become Asia's main financial hub and offer a lighter regulatory environment. Japan's economy has a long road to recovery, with banks still working off bad loans made in the early 1980s and real estate prices falling. The government does not have many monetary or fiscal options with the discount rate at a rock bottom 0.5%. As a result, the government is constraining public spending, imposing an increase in consumption tax from 3% to 5% (effective April 1997) and letting an income tax rebate program, started in 1994, expire in April 1997. Other economic indicators are positive, with unemployment at 3% and inflation at 0.1%. The weakness of the yen may be the key to economic growth in the future by fueling exports with its stronger international trading partners.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                JAPAN WEBS INDEX SERIES VS. THE MSCI JAPAN INDEX
                  Japan WEBS Index Series     MSCI Japan Index
3/12/96                  10,000                    10,000
3/31/96                  10,548                    10,570
4/30/96                  11,116                    11,171
5/31/96                  10,548                    10,596
6/30/96                  10,629                    10,652
7/31/96                  10,149                    10,175
8/31/96                   9,689                     9,720
9/30/96                  10,027                    10,057
10/31/96                  9,344                     9,382
11/30/96                  9,527                     9,561
12/31/96                  8,857                     8,900
1/31/97                   7,890                     7,932
2/28/97                   8,060                     8,117

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Japan WEBS Index Series               $8,060*
MSCI Japan Index                      $8,117

                                  TOTAL RETURN
                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Japan WEBS Index Series              (19.40)%
MSCI Japan Index                     (18.83)%

------------------

* The chart assumes a hypothetical $10,000 initial investment in the Japan WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  MALAYSIA
   For the period ended February 28, 1997 the total return of the Malaysia WEBS Index Series was 13.48%. The corresponding MSCI Index total return for the period was 15.79%. The Malaysia WEBS Index Series under-performed the MSCI Malaysia Index total return by 2.31% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE MALAYSIA WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Malaysia WEBS Index Series under-performed the MSCI Index due to the impact of expenses, dividend smoothing and portfolio sampling. In addition, the need for compliance with Subchapter M of the Internal Revenue Code resulted in a re-weighting of the remaining securities in the portfolio which negatively impacted the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE MALAYSIA WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Malaysian government has been following a high growth strategy and maintaining high growth rates will remain a key priority until the end of the decade. The growth rate is high, even by international standards, at about 8%, and has been driven mainly by strong investment. The continued progress of the government's large infrastructure and utilities projects will ensure that public investment continues to support growth. Employment growth has surpassed growth of the labor market and has resulted in wage rates increasing over productivity gains. The unemployment rate has been decreasing in recent years, falling from a high of 5.1% in 1990 to about 2.8% in 1996. Inflation has remained subdued, considering the fast pace of growth, declining from 3.4% in 1995 to about 3.3% in 1996. Monetary policy has been closely maintained by the Bank of Malaysia in order to keep inflationary pressure at bay. Selective measures, such as credit card limits and additional financing caps on purchases of investment properties have been introduced, and similar measures are expected to continue. The most pressing current economic problem is the position of the current account, which continues to post a deficit. The deficit was 8.8% of GDP in 1995, but has narrowed to 6.3% for 1996.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             MALAYSIA WEBS INDEX SERIES VS. THE MSCI MALAYSIA INDEX
               Malaysia WEBS Index Series    MSCI Malaysia Index
3/12/96                  10,000                    10,000
3/31/96                  10,438                    10,450
4/30/96                  10,899                    11,007
5/31/96                  10,498                    10,562
6/30/96                  10,551                    10,612
7/31/96                   9,894                     9,966
8/31/96                  10,428                    10,512
9/30/96                  10,542                    10,689
10/31/96                 10,783                    10,910
11/30/96                 11,237                    11,365
12/31/96                 11,320                    11,484
1/31/97                  11,418                    11,655
2/28/97                  11,834                    12,172

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Malaysia WEBS Index Series           $11,834*
MSCI Malaysia Index                  $12,172

                                  TOTAL RETURN
                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Malaysia WEBS Index Series           18.34%
MSCI Malaysia Index                  21.72%
------------------

* The chart assumes a hypothetical $10,000 initial investment in the Malaysia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  MEXICO

   For the period ended February 28, 1997 the total return of the Mexico (Free) WEBS Index Series was 10.59%. The corresponding MSCI Index total return for the period was 12.94%. The Mexico (Free) WEBS Index Series under-performed the MSCI Mexico (Free) Index total return by 2.35% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE MEXICO (FREE) WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Mexico (Free) WEBS Index Series under-performed the MSCI Index due to the impact of expenses, dividend smoothing and portfolio sampling. In addition, the need for compliance with Subchapter M of the Internal Revenue Code resulted in a re-weighting of the remaining securities in the portfolio which negatively impacted the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE MEXICO (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   After a few years of economic instability, Mexico is making an economic recovery. The main objective of economic policy since the devaluation of the currency has been to restore credibility and regain investor confidence. The government has been following an austere fiscal policy that is expected to continue. Expenditure on infrastructure is being increased while tax exemptions are being provided to businesses to stimulate investment and job creation. A major area of focus is balancing the budget, which should be feasible based on higher revenues associated with the increase in international oil prices. Inflation peaked at 52% back in December of 1995 and the effects of tight fiscal and monetary policies have reduced inflation to about 27% as of February 1997. Inflation is expected to continue its decline throughout 1997, although the current drought has put upward pressure on food prices, and fuel and electricity prices have increased by about 7%. The government also raised the minimum wage by 12% in early 1996. These factors have limited progress. The Peso has been relatively stable as the government has set a target for the currency -- the target is that the Peso should average 7.7 to one U.S. dollar. The North American Free Trade Agreement (NAFTA) has boosted Mexico's trade. Almost 80% of Mexico's trade is with the United States and main exports are petroleum, vehicles, chemicals and consumer electronics. The strength of the U.S. economy should sustain the growth of exports and, therefore, help Mexico's economic growth into 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
        MEXICO (FREE) WEBS INDEX SERIES VS. THE MSCI MEXICO (FREE) INDEX
          Mexico (Free) WEBS Index Series    MSCI Mexico (Free) Index
3/12/96              10,000                            10,000
3/31/96              10,864                            10,913
4/30/96              11,437                            11,540
5/31/96              11,618                            11,617
6/30/96              11,427                            11,486
7/31/96              10,683                            10,743
8/31/96              11,592                            11,736
9/30/96              11,683                            11,719
10/31/96             10,828                            11,017
11/30/96             11,311                            11,489
12/31/96             11,552                            11,783
1/31/97              12,408                            12,798
2/28/97              12,820                            13,254

            Past performance is not predictive of future performance
                                      Value
                                February 28, 1997
                                -----------------
Mexico (Free) WEBS Index Series     $12,820*
MSCI Mexico (Free) Index            $13,254

                                  TOTAL RETURN
                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Mexico (Free) WEBS Index Series      28.20%
MSCI Mexico (Free) Index             32.54%
------------------

* The chart assumes a hypothetical $10,000 initial investment in the Mexico
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  NETHERLANDS
   For the period ended February 28, 1997 the total return of the Netherlands WEBS Index Series was 16.33%. The corresponding MSCI Index total return for the period was 18.00%. The Netherlands WEBS Index Series under-performed the MSCI Netherlands Index total return by 1.67% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE NETHERLANDS WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Netherlands Index Series under-performed the MSCI Index for several reasons, including the effect of dividend smoothing and the need for compliance with Subchapter M of the Internal Revenue Code, which imposes restrictions on the composition of the Index Series. In keeping with this tax provision, holdings of Royal Dutch Petroleum have been restricted to 25% which adversely affected the performance of the Index Series.
     WHAT MARKET CONDITIONS AFFECTED THE NETHERLANDS WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Netherlands have successfully weathered Europe's economic sluggishness brought on by the constraints imposed by the Maastricht Treaty. The government has adopted a moderate fiscal stance and coupled with the economic growth seen over the last year, should result in the budget deficit being below the Maastricht Treaty limit of 3%. Unemployment has been decreasing due to the creation of 110,000 jobs in 1996. Private consumption has been the main driving force behind the economic expansion. This increased level of consumer spending may lead to a slight increase in inflation during 1997 although, inflation has remained restrained and finished 1996 and was about 2% in 1996. The focus of Dutch monetary policy is the maintenance of currency stability, as determined by the Guilder's exchange rate against the Deutschmark. The Dutch Central Bank had raised the repo rate by 10 basis points, but then in reaction to the German Bundesbank's rate cut of 30 basis points, cut the repo rate by 20 basis points in the third quarter. Rates will continue to move in tandem with Bundesbank decisions. Progress in fiscal policy will arise from planned curbs on government spending, increased efficiency in the public service and robust growth levels. With unemployment falling, low interest rates and no significant fiscal tightening, the economic outlook is positive for 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NETHERLANDS WEBS INDEX SERIES VS. THE MSCI NETHERLANDS INDEX
           Netherlands WEBS Index Series      MSCI Netherlands Index
3/12/96              10,000                            10,000
3/31/96              10,434                            10,412
4/30/96              10,471                            10,457
5/31/96              11,113                            10,941
6/30/96              11,094                            10,966
7/31/96              10,911                            10,792
8/31/96              11,118                            10,974
9/30/96              11,394                            11,253
10/31/96             11,548                            11,534
11/30/96             12,259                            12,255
12/31/96             12,498                            12,544
1/31/97              12,421                            12,444
2/28/97              12,934                            12,949

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Netherlands WEBS Index Series       $12,934*
MSCI Netherlands Index              $12,949

                                  TOTAL RETURN
                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Netherlands WEBS Index Series        29.34%
MSCI Netherlands Index               29.49%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  SINGAPORE
   For the period  ended  February  28, 1997 the total  return of the  Singapore
(Free) WEBS Index Series was 4.22%. The corresponding MSCI Index total return for the period was 5.16%. The Singapore (Free) Index Series under-performed the MSCI Singapore (Free) Index total return by 0.94% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SINGAPORE (FREE) WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Singapore (Free) WEBS Index Series under-performed the MSCI Index due to dividend smoothing and the impact of expenses. Portfolio sampling had a slightly positive effect on performance, due to industry weighting differences between the Index Series and the benchmark, which only partially offset the negative impact of dividend smoothing and expenses.
   WHAT MARKET CONDITIONS AFFECTED THE SINGAPORE (FREE) WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
     After enjoying highly successful economic growth for a number of years, GDP growth has been gradually slowing since the second quarter of 1996 due to an international downturn in the electronics industry. Singapore has a highly industrialized economy and sees much of its growth from the large and strong manufacturing sector. Leading industries include electronics, oil refining, chemicals and pharmaceuticals. Financial and business services have become more important in recent years and now contribute almost 30% of the economy's output. The industrial structure is heavily skewed towards multinationals, with small and medium-sized companies making a relatively small contribution. Singapore is heavily dependent on international trade. The government has liberal attitudes on international trade and offers incentives to local firms that seek to expand abroad within the Asia-Pacific region. The government follows cautious monetary and fiscal policies. The budget finances have been in a healthy condition, with a surplus of about 7% for 1996. The Central Bank uses the exchange rate to restrain inflationary pressures. Despite the effects of a very tight labor market and limited land resources, inflation for 1996 was approximately 2%. The economy's sound structure and an improved global environment should allow Singapore to continue to experience economic growth, albeit at a slower pace, during 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SINGAPORE (FREE) WEBS INDEX SERIES VS. THE MSCI SINGAPORE (FREE) INDEX
         Singapore (Free) WEBS Index Series     MSCI Singapore (Free) Index
3/12/96              10,000                                10,000
3/31/96              10,278                                10,308
4/30/96              10,302                                10,284
5/31/96               9,714                                 9,692
6/30/96               9,722                                 9,571
7/31/96               8,979                                 8,828
8/31/96               9,327                                 9,196
9/30/96               9,352                                 9,207
10/31/96              8,934                                 8,775
11/30/96              9,548                                 9,358
12/31/96              9,720                                 9,582
1/31/97               9,999                                 9,939
2/28/97               9,720                                 9,670

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Signapore (Free) WEBS Index Series  $9,720*
MSCI Signapore (Free) Index         $9,670

                                  TOTAL RETURN
                                      SINCE
                                   INCEPTION(DAGGAR)
                                   ----------
Singapore (Free) WEBS Index Series  (2.80)%
MSCI Singapore (Free) Index         (3.30)%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Singapore
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  SPAIN

   For the period ended February 28, 1997 the total return of the Spain WEBS Index Series was 18.88%. The corresponding MSCI Index total return for the period was 19.69%. The Spain WEBS Index Series under-performed the MSCI Spain Index total return by 0.81% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SPAIN WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Spain WEBS Index Series under-performed the MSCI Index for several reasons, including the impact of expenses and dividend smoothing. The need for compliance with Subchapter M of the Internal Revenue Code resulted in a re-weighting of the remaining securities in the portfolio which positively impacted the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE SPAIN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The rate of economic growth in Spain continues to show signs of a moderate increase due to the strength of foreign consumption and the capital goods sector. The service sector has seen relative improvement over the last year, specifically in telecommunications, wholesale and retail trade. Private consumption rose last year as evidenced by the increase in the level of imported goods (principally in non-food items). Recovery in economic activity has allowed job creation to remain strong. The unemployment rate was about 23% for 1996, a full 6% decrease over 1995's unemployment rate of 29%. This improved labor market was reflected in the wage increase of 3.8%. Inflation has been kept under control, ending 1996 at 3.2% -- the lowest rate since 1968. The Bank of Spain continued to reduce interest rates with further cuts in January 1997, putting the Bank rate at 6.0%. This cut was the ninth in the downward cycle and has resulted in a total drop of 3.25 points since December 1995. After recording spectacular rises in 1996, stock market indices continued their climb and recorded new all-time highs in the early weeks of January. The downward pressure on interest rates has had a positive impact on the stock market. Overall economic results in 1996 were very positive, not only in terms of growth but also with regard to correction and control of the traditional imbalances in Spain's economy. In 1997, inflation is expected to remain low with a focus on reducing the public deficit and continued moderate growth of economic activity.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                SPAIN WEBS INDEX SERIES VS. THE MSCI SPAIN INDEX
                  Spain WEBS Index Series    MSCI Spain Index
3/12/96                  10,000                    10,000
3/31/96                  10,399                    10,428
4/30/96                  10,715                    10,824
5/31/96                  10,640                    10,747
6/30/96                  11,069                    11,199
7/31/96                  10,663                    10,688
8/31/96                  10,845                    10,917
9/30/96                  11,130                    11,185
10/31/96                 11,484                    11,535
11/30/96                 12,361                    12,508
12/31/96                 13,571                    13,776
1/31/97                  13,363                    13,545
2/28/97                  12,893                    13,066

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Spain WEBS Index Series            $12,893*
MSCI Spain Index                   $13,066

                                  TOTAL RETURN

                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Spain WEBS Index Series              28.93%
MSCI Spain Index                     30.66%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Spain WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  SWEDEN
   For the period ended February 28, 1997 the total return of the Sweden WEBS Index Series was 17.04%. The corresponding MSCI Index total return for the period was 19.15%. The Sweden WEBS Index Series under-performed the MSCI Sweden Index total return by 2.11% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SWEDEN WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Sweden WEBS Index Series under-performed the MSCI Index for several reasons, including the impact of expenses and dividend smoothing. Industry weighting differences between the Index Series and the benchmark also had a slight negative effect on the deviation of returns.
   WHAT MARKET CONDITIONS AFFECTED THE SWEDEN WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Swedish economy has had a healthy year mainly due to the performance of the export sector. The economy is showing signs of a broad based recovery and demand has been rising. Export orders increased in the last half of 1996, while domestic orders also showed signs of an upswing. After a mostly flat performance in 1996, retail sales have been rising in recent months fueled by wage growth and improved consumer confidence. Industrial orders also continue to climb, ending 1996 up about 10% over the past year. Inflation has been declining steadily, as the Swedish Krona has continued to appreciate since early 1995, has restrained import prices. With producer prices remaining subdued and the government intent on completing a program of significant fiscal tightening, inflation should remain below 2% in 1997. Measured against the Deutschemark, the Krona has appreciated by over 20% since April 1995. The move has been driven mainly by the improved economic outlook, and Germany's economic sluggishness as reflected in the value of their currency. Since the beginning of 1996, the Central Bank of Sweden, the Riksbank, has cut interest rates almost every two weeks and the repo rate which was at 4.85% in late 1996, after having opened the year at 8.91%. The government has imposed a strict monetary and fiscal policy to try to lower the budget deficit. Budgetary policy should be sufficient to prevent dramatic rises in activity levels and therefore, inflationary pressures. One consequence of this strict budgetary policy has been relatively high unemployment. Sweden has had a history of very low unemployment rates and is finding it hard to cope with unemployment levels in excess of 8%.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               SWEDEN WEBS INDEX SERIES VS. THE MSCI SWEDEN INDEX
                  Sweden WEBS Index Series   MSCI Sweden Index
3/12/96                  10,000                  10,000
3/31/96                  10,424                  10,459
4/30/96                  10,446                  10,345
5/31/96                  10,976                  10,805
6/30/96                  11,127                  10,949
7/31/96                  10,651                  10,499
8/31/96                  11,413                  11,200
9/30/96                  11,856                  11,664
10/31/96                 12,354                  12,172
11/30/96                 13,163                  12,989
12/31/96                 13,233                  13,096
1/31/97                  13,474                  13,400
2/28/97                  13,357                  13,344

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Sweden WEBS Index Series           $13,357*
MSCI Sweden Index                  $13,344

                                  TOTAL RETURN

                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Sweden WEBS Index Series             33.57%
MSCI Sweden Index                    33.44%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  SWITZERLAND

   For the period ended February 28, 1997 the total return of the Switzerland WEBS Index Series was (0.49)%. The corresponding MSCI Index total return for the period was 0.27%. The Switzerland WEBS Index Series under-performed the MSCI Switzerland Index total return by 0.76% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE SWITZERLAND WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The Switzerland WEBS Index Series under-performed the MSCI Index due to the impact of expenses and dividend smoothing. Portfolio sampling had a slightly positive effect on performance due to industry weighting differences between the Index Series and the benchmark.
   WHAT MARKET CONDITIONS AFFECTED THE SWITZERLAND WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Economic growth in the Swiss economy was very slow throughout 1996. Private consumption remained fairly stagnant during the year and capital investment has also slowed. The main driver of this modest economic growth has been exports. The uncertainty of the Swiss citizens regarding wages and job security has had a negative effect on consumer expenditure. Wage cuts in the public sector and job losses as a result of company mergers and cost cutting measures have contributed to the general uneasiness. Real incomes rose only about 1% in 1996, the benefit of which was partially eliminated by higher health insurance premiums. Unemployment is high by historical standards, ending 1996 at about 4%. The Swiss economy is dominated by small and medium sized companies, which have not been able to keep up with the multi-national companies in restructuring their activities to take advantage of the strength of the Swiss Franc. The strength of the Franc, along with a general slowdown across Europe, have been the main factors in the slow economic growth experienced by Switzerland. The Franc has appreciated by 15% over the last three years and has reached record highs against the United States dollar and other currencies, although interest rates have remained very low, with the discount rate at 1%. The slow economy has also had a negative impact on the banking sector. There have been considerable losses taken on loans in the real estate market, which had expanded aggressively in the early 1990's.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SWITZERLAND WEBS INDEX SERIES VS. THE MSCI SWITZERLAND INDEX
            Switzerland WEBS Index Series      MSCI Switzerland Index
3/12/96                  10,000                        10,000
3/31/96                  10,298                        10,357
4/30/96                  10,025                         9,951
5/31/96                   9,751                         9,617
6/30/96                  10,207                        10,095
7/31/96                   9,876                         9,891
8/31/96                  10,260                        10,319
9/30/96                   9,959                        10,070
10/31/96                  9,909                        10,040
11/30/96                 10,093                        10,125
12/31/96                  9,951                         9,924
1/31/97                  10,159                        10,220
2/28/97                  10,210                        10,347

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
Switzerland WEBS Index Series       $10,210*
MSCI Switzerland Index              $10,347

                                  TOTAL RETURN
                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
Switzerland WEBS Index Series        2.10%
MSCI Switzerland Index               3.47%
------------------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

  UNITED KINGDOM

   For the period ended February 28, 1997 the total return of the United Kingdom WEBS Index Series was 15.64%. The corresponding MSCI Index total return for the period was 17.31%. The United Kingdom WEBS Index Series under-performed the MSCI United Kingdom Index total return by 1.67% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE UNITED KINGDOM WEBS INDEX SERIES' PERFORMANCE FOR THE PERIOD ENDED FEBRUARY 28, 1997?
   The United Kingdom WEBS Index Series under-performed the MSCI Index due to several factors including dividend smoothing and the impact of expenses. Portfolio sampling had a positive effect on performance due to industry weighting differences between the Index Series and the benchmark.
   WHAT MARKET CONDITIONS AFFECTED THE UNITED KINGDOM WEBS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
     The United Kingdom experienced very strong economic growth in 1996. Over the last four years, Britain has created more jobs than all of the other major countries of Europe combined. For the first time in five years, job vacancies for top graduates are increasing at a faster rate than the number of students graduated. This brought the unemployment rate down to about 7% for 1996. Housing prices rose dramatically (8.4%) in 1996, but this was more of a recovery than a boom. This recovery has been led by lower unemployment, growth of real income, tax cuts and low interest rates. Consumer confidence can, in part, be measured by the continuing increase in sales of life insurance and pension products--up 41% over 1995. The services industries have seen an upturn in in growth, specifically in transportation, communications and financial and business services. Makers of consumer goods have seen the largest rise in orders, while orders for investment goods, such as machinery and components were more sluggish. Interest rates reached a historical low, even with the Chancellor increasing the base rate to 6% in late 1996. The rate increase was intended to gain control of any upward pressures on prices, although inflation has remained steady at about 2.5%. The rise of Sterling has had a negative effect on export trade, although any fall in overseas demand offset by the healthy state of the domestic markets. The United Kingdom is one of the most successful economies in Europe and the rapid economic growth, fueled by the decline of unemployment, no serious inflationary problems and consumer demand growth, should continue into 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
       UNITED KINGDOM WEBS INDEX SERIES VS. THE MSCI UNITED KINGDOM INDEX
         United Kingdom WEBS Index Series   MSCI United Kingdom Index
3/12/96              10,000                            10,000
3/31/96              10,206                            10,200
4/30/96              10,371                            10,399
5/31/96              10,470                            10,521
6/30/96              10,412                            10,459
7/31/96              10,478                            10,532
8/31/96              11,040                            11,078
9/30/96              11,284                            11,334
10/31/96             11,788                            11,871
11/30/96             12,417                            12,548
12/31/96             12,826                            12,983
1/31/97              12,413                            12,601
2/28/97              12,767                            12,996

            Past performance is not predictive of future performance

                                      Value
                                February 28, 1997
                                -----------------
United Kingdom WEBS Index Series    $12,767*
MSCI United Kingdom Index           $12,996

                                  TOTAL RETURN
                                      SINCE
                                   INCEPTION (DAGGAR)
                                   ----------
United Kingdom WEBS Index Series     27.67%
MSCI United Kingdom Index            29.96%
------------------

* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

(DAGGAR) For the period March 12, 1996 (commencement of operations) through
         February 28, 1997 (unannualized).

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  AUSTRALIA WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
  -------- -----------                                  -----
           COMMON STOCK - BASKET           100.00%
           APPLIANCES & HOUSEHOLD DURABLES   0.86%
  34,200   Email Limited                            $  108,042
                                                    ----------
           BANKING                          19.76%
 121,200   National Australia Bank Limited           1,525,904
 169,200   Westpac Banking Corporation                 958,731
                                                    ----------
                                                     2,484,635
                                                    ----------
           BEVERAGES & TOBACCO               5.97%
  40,800   Coca - Cola Amatil Limited                  373,694
 180,600   Foster's Brewing Group Limited              377,089
                                                    ----------
                                                       750,783
                                                    ----------
           BROADCASTING & PUBLISHING         9.22%
 156,600   News Corporation Limited                    833,853
  72,000   News Corporation Limited - Preferred        325,259
                                                    ----------
                                                     1,159,112
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   5.13%
 100,200   Boral Limited                               272,213
  39,000   James Hardie Industries Limited             112,006
  87,600   Pioneer International Limited               260,421
                                                    ----------
                                                       644,640
                                                    ----------
           BUSINESS & PUBLIC SERVICES        2.49%
  18,600   Brambles Industries Limited                 313,290
                                                    ----------
           CHEMICALS                         1.85%
  24,600   ICI Australia Limited                       232,953
                                                    ----------
           ENERGY SOURCES                   17.88%
 157,200   Broken Hill Proprietary Company           2,080,418
  46,800   Santos Limited                              168,553
                                                    ----------
                                                     2,248,971
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS         1.52%
  43,200   Burns Phillip & Company Limited              67,064
 102,600   Goodman Fielder Limited                     124,235
                                                    ----------
                                                       191,299
                                                    ----------
           FOREST PRODUCTS & PAPER           2.61%
  49,800   Amcor Limited                               327,792
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
  -------- -----------                                  -----
           GOLD MINES                        2.50%
  24,000   Newcrest Mining Limited                  $   91,281
 108,000   Normandy Mining Limited                     149,217
  18,600   Plutonic Resources Limited                   73,775
                                                    ----------
                                                       314,273
                                                    ----------
           LEISURE & TOURISM                 0.83%
  57,000   Crown Limited*                              104,016
                                                    ----------
           MERCHANDISING                     3.19%
  91,200   Coles Myer Limited                          401,376
                                                    ----------
           METALS - NON FERROUS             10.88%
  25,800   CRA Limited                                 386,341
 128,400   Mount Isa Mines Holdings Limited            178,399
  64,200   North Limited                               207,800
  16,800   Renison Goldfields Consolidated
             Limited                                    66,766
  84,000   WMC Limited                                 529,496
                                                    ----------
                                                     1,368,802
                                                    ----------
           METALS - STEEL                    0.95%
 107,400   Australia National Industries Limited       119,210
                                                    ----------
           MULTI-INDUSTRY                    7.20%
  82,800   CSR Limited                                 292,425
  22,800   Howard Smith  Limited                       191,255
  82,800   Pacific Dunlop Limited                      199,235
  63,000   Southcorp Holdings Limited                  222,987
                                                    ----------
                                                       905,902
                                                    ----------
           REAL ESTATE                       7.16%
  77,400   General Property Trust                      150,795
  19,800   Lend Lease Corporation Limited              362,088
  58,200   Stockland Trust Group                       149,529
 123,600   Westfield Trust                             237,927
                                                    ----------
                                                       900,339
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $11,782,646)                     12,575,435
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $11,782,646)(DAGGAR)   100.00%  $12,575,435
                                          =======  ===========


-------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $11,866,099.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $  1,003,207
            Excess of tax cost over value             (293,871)
                                                  -------------
                                                  $    709,336
                                                  =============

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  AUSTRIA WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
  -------- -----------                                  -----

           COMMON STOCK - BASKET           100.00%
           BANKING                          26.48%
   4,782   Bank Austria AG                          $  327,220
   2,300   Creditanstalt Bankverein                    141,316
   1,172   Creditanstalt Bankverein Vorzug              44,873
                                                    ----------
                                                       513,409
                                                    ----------
           BEVERAGES & TOBACCO               4.88%
   1,540   Oesterreichische Brau
             Beteiligungs AG                            94,620
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   4.80%
     512   Wienerberger Baustoffindustrie AG            92,952
                                                    ----------
           BUSINESS & PUBLIC SERVICES        4.94%
   1,914   Flughafen Wien AG                            95,851
                                                    ----------
           CHEMICALS                         2.54%
   1,022   Lenzing                                      49,202
                                                    ----------
           CONSTRUCTION & HOUSING            6.77%
   1,272   Bau Holdings AG                              69,803
     762   Bau Holdings AG Vorzug                       36,557
     628   Universale-Bau                               24,843
                                                    ----------
                                                       131,203
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                     1.80%
     372   Austria Mikro Systeme
             International AG                           34,973
                                                    ----------
           ENERGY SOURCES                   10.10%
   1,662   OMV AG                                      195,839
                                                    ----------
           INSURANCE                         4.61%
     322   EA-Generali AG                               89,435
                                                    ----------
           MACHINERY & ENGINEERING           9.32%
     442   BWT                                          46,316
   2,282   Steyr Daimler Puch*                          40,334
     624   Va Technologie AG                            94,121
                                                    ----------
                                                       180,771
                                                    ----------
-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           METALS - STEEL                    4.72%
   1,324   Boehler-Uddeholm                           $ 91,434
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     8.35%
   1,286   Mayr Melnhof Karton*                         65,809
   2,648   Radex-Heraklith Industries                   96,047
                                                    ----------
                                                       161,856
                                                    ----------
           TRANSPORTATION - AIRLINES         3.77%
     490   Austrian Airlines*                           72,998
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      6.92%
   1,848   Oesterreichische
             Elektrizitaetswirtschafts AG -
             Class A                                   134,231
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $2,033,012)                       1,938,774
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $2,033,012)(DAGGAR)    100.00%   $1,938,774
                                          =======  ===========


------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 2,033,231.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $    78,569
            Excess of tax cost over value             (173,026)
                                                   -----------
                                                   $   (94,457)
                                                   ===========


                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  BELGIUM WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           100.00%
           BANKING                          12.80%
     792   Generale De Banque SA                    $  292,799
     522   Kredietbank NV                              188,859
                                                    ----------
                                                       481,658
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   4.63%
   1,842   Cimenteries CBR Cementbedrij                174,278
                                                    ----------
           CHEMICALS                         4.60%
     282   Solvay SA                                   173,082
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                     4.73%
   1,044   Barco NV                                    178,067
                                                    ----------
           ENERGY SOURCES                   11.88%
   1,248   Petrofina SA                                447,045
                                                    ----------
           INDUSTRIAL COMPONENTS             2.93%
     180   Bekaert SA                                  110,219
                                                    ----------
           INSURANCE                        15.66%
   2,364   Fortis AG                                   412,033
     762   Royal Belge                                 177,230
                                                    ----------
                                                       589,263
                                                    ----------
           MERCHANDISING                     4.69%
   3,006   Delhaize-Le Lion SA                         176,514
                                                    ----------
           METALS - NON FERROUS              4.55%
   2,316   Union Miniere Group SA*                     171,243
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     2.09%
     666   Glaverbel                                 $  78,694
                                                     ---------
           MULTI-INDUSTRY                   14.05%
   2,430   Gevaert NV                                  175,834
   1,278   Groupe Bruxelles Lambert SA                 175,777
     408   Tractebel                                   176,902
                                                     ---------
                                                       528,513
                                                     ---------
           UTILITIES - ELECTRICAL & GAS     17.39%
   2,838   Electrabel SA                               654,371
                                                     ---------
           TOTAL COMMON STOCK - BASKET
             (Cost $3,551,728)                       3,762,947
                                                     ---------
           TOTAL INVESTMENTS
             (Cost $3,551,728)(DAGGAR)    100.00%   $3,762,947
                                          =======   ==========



-------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $3,634,379.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $   160,673
            Excess of tax cost over value              (32,105)
                                                   -----------
                                                   $   128,568
                                                   ============


                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                      WEBS INDEX FUND, INC.
===============================================================================

  CANADA WEBS INDEX SERIES
-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET            99.97%
           AEROSPACE & MILITARY TECHNOLOGY   2.58%
  30,600   Bombardier Incorporated - Class B        $  587,644
                                                    ----------
           BANKING                          14.69%
  19,800   Bank Of Montreal                            707,608
  18,000   Bank Of Nova Scotia                         686,078
  16,200   Canadian Imperial Bank Of Commerce          785,763
  12,600   National Bank Of Canada                     145,643
  25,200   Royal Bank Of Canada                      1,016,739
                                                    ----------
                                                     3,341,831
                                                    ----------
           BEVERAGES & TOBACCO               6.11%
   7,200   Molson Company Limited - Class A            125,364
  32,400   Seagram Company Limited                   1,264,570
                                                    ----------
                                                     1,389,934
                                                    ----------
           BROADCASTING & PUBLISHING         6.08%
   5,400   Quebecor Incorporated - Class B              99,159
  14,400   Rogers Communications
             Incorporated - Class B*                    98,500
   7,200   Southam Incorporated                        111,142
  52,200   Thomson Corporation                       1,075,009
                                                    ----------
                                                     1,383,810
                                                    ----------
           BUSINESS & PUBLIC SERVICES        3.07%
  23,400   Laidlaw Incorporated - Class B              324,406
   5,400   Loewen Group Incorporated                   174,812
   9,000   Moore Corporation Limited                   198,844
                                                    ----------
                                                       698,062
                                                    ----------
           CHEMICALS                         1.35%
  10,800   Agrium Incorporated                         148,145
  16,200   Methanex Corporation*                       158,812
                                                    ----------
                                                       306,957
                                                    ----------
           ELECTRICAL & ELECTRONICS          6.83%
  21,600   Northern Telecommunications Limited       1,554,144
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                     2.01%
  14,400   Newbridge Networks Corporation*             457,737
                                                    ----------
           ENERGY SOURCES                   12.74%
   9,000   Alberta Energy Company Limited              189,297
   9,000   Anderson Exploration Limited*               106,994
   7,200   Canadian Natural Resources*                 171,717
  10,800   Canadian Occidental Petroleum               182,515
  18,000   Gulf Canada Resources Limited*              126,417
  12,600   Imperial Oil Limited                        553,076
   3,600   IPL Energy Incorporated                     105,216
   7,200   Norcen Energy Resources
             Incorporated                              154,071
  23,400   Petro-Canada                                338,957
  10,800   Poco Petroleum Limited*                     100,739
   9,000   Ranger Oil Limited*                          81,315
   9,000   Renaissance Energy Limited*                 255,139
   5,400   Suncor Incorporated                         240,588
   9,000   Talisman Energy Incorporated*               292,670
                                                    ----------
                                                     2,898,711
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           FINANCIAL SERVICES                0.67%
   7,200   Power Corporation of Canada Limited      $  152,754
                                                    ----------
           FOREST PRODUCTS & PAPER           2.66%
   7,200   Abitibi-Price Incorporated                  118,780
   5,400   Avenor Incorporated                          93,035
  10,800   Domtar Incorporated                          98,369
  10,800   Macmillan Bloedel Limited                   149,331
   9,000   Stone-Consolidated Corporation*             146,499
                                                    ----------
                                                       606,014
                                                    ----------
           GOLD MINES                        7.12%
  37,800   Barrick Gold Corporation                  1,070,203
   5,400   Cambior Incorporated                         86,517
  21,600   Placer Dome Incorporated                    463,794
                                                    ----------
                                                     1,620,514
                                                    ----------
           HEALTH & PERSONAL CARE            0.48%
   5,400   MDS Incorporated - Class B                  109,628
                                                    ----------
           INDUSTRIAL COMPONENTS             1.25%
   5,400   Magna International Incorporated -
             Class A                                   284,637
                                                    ----------
           MACHINERY & ENGINEERING           0.43%
   3,600   United Dominion Industries Limited           97,315
                                                    ----------
           MERCHANDISING                     1.92%
   7,200   Canadian Tire Corporation - Class A         131,158
   3,600   George Weston Limited                       197,264
   5,400   Hudson's Bay Company                        108,047
                                                    ----------
                                                       436,469
                                                    ----------
           METALS - NON FERROUS             10.11%
  18,000   Alcan Aluminium Limited                     645,256
   5,400   Cameco Corporation                          201,280
   7,200   Cominco Limited                             205,428
  14,400   Inco Limited                                507,250
  21,600   Noranda Incorporated                        520,682
   9,000   Teck Corporation - Class B                  219,914
                                                    ----------
                                                     2,299,810
                                                    ----------
           METALS - STEEL                    0.57%
   7,200   Dofasco Incorporated                        130,368
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     1.85%
   3,600   Potash Corporation of Saskatchewan          283,517
   5,400   Rio Algom Limited                           137,281
                                                    ----------
                                                       420,798
                                                    ----------
           MULTI-INDUSTRY                    6.45%
   9,000   Brascan Limited - Class A                   215,634
  27,000   Canadian Pacific Limited                    663,692
   7,200   Extendicare Incorporated - Class A*          95,077
  18,000   Imasco Limited                              493,818
                                                    ----------
                                                     1,468,221
                                                    ----------
                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  CANADA WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----

           TELECOMMUNICATIONS                6.22%
  25,200   BCE Incorporated                        $ 1,224,142
  12,600   Telus Corporation                           190,811
                                                   -----------
                                                     1,414,953
                                                   -----------
           UTILITIES - ELECTRICAL & GAS      4.78%
  43,200   Nova Corporation                            396,635
  16,200   Transalta Corporation                       192,589
  18,000   Transcanada Pipelines Limited               333,821
   9,000   Westcoast Energy Incorporated               163,618
                                                   -----------
                                                     1,086,663
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $20,347,638)                     22,746,974
                                                   -----------
           COMMON STOCK - NON-BASKET         0.03%
           CHEMICALS                         0.03%
     450   Agrium Incorporated                           6,173
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $5,191)                               6,173
                                                   -----------
           TOTAL INVESTMENTS
             (Cost $20,352,829)(DAGGAR)   100.00%  $22,753,147
                                          =======  ===========


----------------
*  Non-Income producing security.
(DAGGAR)  Aggregate cost for Federal income tax purposes is $20,363,903.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $  2,658,078
            Excess of tax cost over value             (268,834)
                                                  ------------
                                                  $  2,389,244
                                                  ============

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                      WEBS INDEX FUND, INC.
================================================================================

  FRANCE WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----

           COMMON STOCK - BASKET           100.00%
           AEROSPACE & MILITARY TECHNOLOGY   0.96%
   3,508   Thomson CSF                              $  111,139
                                                    ----------
           AUTOMOBILES                       1.41%
   1,476   PSA Peugeot Citroen                         163,214
                                                    ----------
           BANKING                           9.47%
   6,056   Banque National de Paris                    274,775
   3,640   Cie Financiere de Paribas-Class A           247,829
   4,768   Compagnie Financiere de Suez                232,990
     424   Credit National                              27,908
   2,696   Societe Generale de Paris                   312,316
                                                    ----------
                                                     1,095,818
                                                    ----------
           BEVERAGES & TOBACCO               6.45%
   2,536   LVMH (Moet - Hennessy Louis Vuitton)        593,349
   1,684   Pernod Ricard                                91,925
   1,584   Societe Nationale D'exploration              60,610
                                                    ----------
                                                       745,884
                                                    ----------
           BROADCASTING & PUBLISHING         1.17%
     724   Canal Plus SA                               135,719
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   1.52%
   2,812   Lafarge SA                                  176,203
                                                    ----------
           BUSINESS & PUBLIC SERVICES        6.59%
   3,536   Compagnie Generale des Eaux                 492,171
   1,872   Havas SA                                    147,859
     220   Sodexho SA                                  122,409
                                                    ----------
                                                       762,439
                                                    ----------
           CHEMICALS                         5.81%
   2,148   L'Air Liquide                               337,811
   9,536   Rhone-Poulenc -Class A                      334,755
                                                    ----------
                                                       672,566
                                                    ----------
          CONSTRUCTION & HOUSING            0.59%
     716   Bouygues                                     68,366
                                                    ----------
          ELECTRICAL & ELECTRONICS          7.90%
   4,664   Alcatel Alsthom                             478,901
     844   Legrand SA                                  148,140
     144   Sagem SA                                     79,364
   3,944   Schneider SA                                207,747
                                                    ----------
                                                       914,152
                                                    ----------
          ENERGY SOURCES                   11.34%
   7,876   Elf Acquitaine SA                           753,413
   6,996   Total SA-Class B                            558,103
                                                    ----------
                                                     1,311,516
                                                    ----------
           FINANCIAL SERVICES                1.34%
     824   Compagnie Bancaire                           99,939
     116   Societe Eurafrance SA                        54,770
                                                    ----------
                                                       154,709
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           FOOD & HOUSEHOLD PRODUCTS         3.93%
     788   Eridania Beghin-Say SA                   $  127,385
   2,160   Groupe Danone                               327,566
                                                    ----------
                                                       454,951
                                                    ----------
           HEALTH & PERSONAL CARE            9.03%
     280   Essilor International                        76,864
   1,964   L'Oreal                                     665,663
   3,048   Sanofi SA                                   301,734
                                                    ----------
                                                     1,044,261
                                                    ----------
           INDUSTRIAL COMPONENTS             3.12%
   3,544   Michelin-Class B                            221,947
   2,060   Valeo SA                                    138,845
                                                    ----------
                                                       360,792
                                                    ----------
           INSURANCE                         5.04%
   8,764   AXA-UAP SA                                  583,467
                                                    ----------
           LEISURE & TOURISM                 1.66%
     988   Accor SA                                    135,958
     224   Pathe SA*                                    56,144
                                                    ----------
                                                       192,102
                                                    ----------
           MACHINERY & ENGINEERING           0.96%
     508   Compagnie Francaise d'Etudes de
             Construction Technip                       51,359
     816   Sidel SA                                     59,725
                                                    ----------
                                                       111,084
                                                    ----------
           MERCHANDISING                    11.24%
   1,120   Carrefour SA                                690,208
   1,964   Casino Guichard Perrachon                    89,628
     160   Comptoirs Modernes                           79,167
     648   Pinault-Printemps Redoute SA                274,223
     564   Promodes                                    166,805
                                                    ----------
                                                     1,300,031
                                                    ----------
           METALS - NON FERROUS              0.58%
     468   Imetal                                       67,358
                                                    ----------
           METALS - STEEL                    0.95%
   7,144   Usinor Sacilor                              110,346
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     3.23%
   2,532   Compagnie de Saint Gobain                   373,314
                                                    ----------
           MULTI-INDUSTRY                    2.81%
     244   Groupe Saint Louis Bouchon                   64,070
   2,860   Lagardere S.C.A.                             84,335
   1,732   Lyonnaise des Eaux SA                       176,930
                                                    ----------
                                                       325,335
                                                    ----------
           REAL ESTATE                       0.92%
     592   Sefimeg                                      48,993
     592   Simco SA                                     57,358
                                                    ----------
                                                       106,351
                                                    ----------
                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  FRANCE WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           RECREATION, OTHER CONSUMER
             GOODS                           1.42%
     816   Bic                                      $  132,341
     468   Salomon SA                                   32,143
                                                    ----------
                                                       164,484
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      0.56%
     628   Primagaz CIE                                 64,483
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $10,148,330)                     11,570,084
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $10,148,330)(DAGGAR)   100.00%  $11,570,084
                                          =======  ===========


--------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $10,164,009.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $ 1,476,775
            Excess of tax cost over value              (70,700)
                                                   -----------
                                                   $ 1,406,075
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                      WEBS INDEX FUND, INC.
===============================================================================

  GERMANY WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           100.00%
           AUTOMOBILES                      11.14%
  19,000   Daimler-Benz AG*                        $ 1,378,126
   1,000   Volkswagen AG                               484,540
     200   Volkswagen AG Preferred                      76,176
                                                    ----------
                                                     1,938,842
                                                    ----------
           BANKING                          12.28%
  10,000   Bayer Hypothenken-Und
             Wechsel Bank AG                           295,581
  10,200   Bayerische Vereinsbank AG                   374,298
  16,400   Deutsche Bank AG                            850,989
  18,600   Dresdner Bank AG                            616,988
                                                    ----------
                                                     2,137,856
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   1.38%
     200   Buderus AG                                   91,221
   1,800   Heidelberger Zement AG                      148,205
                                                    ----------
                                                       239,426
                                                    ----------
           BUSINESS & PUBLIC SERVICES        3.71%
   2,400   SAP AG                                      368,914
   1,800   SAP AG-Preferred                            277,751
                                                    ----------
                                                       646,665
                                                    ----------
           CHEMICALS                        11.05%
  22,400   BASF AG                                     825,968
  26,000   Bayer AG                                  1,097,323
                                                    ----------
                                                     1,923,291
                                                    ----------
           CONSTRUCTION & HOUSING            0.97%
   1,600   Bilfinger & Berger AG                        64,447
   2,400   Hochtief AG                                 104,490
                                                    ----------
                                                       168,937
                                                    ----------
           ELECTRICAL & ELECTRONICS          6.10%
  21,000   Siemens AG                                1,061,693
                                                    ----------
           FOREST PRODUCTS & PAPER           0.17%
     200   PWA-Papierwerke Waldhof-
             Aschaffenburg AG                           28,907
                                                    ----------
           HEALTH & PERSONAL CARE            3.70%
   3,200   Beiersdorf AG                               174,008
   6,600   Merck KGAA                                  252,553
   2,400   Schering AG                                 217,652
                                                    ----------
                                                       644,213
                                                    ----------
           INDUSTRIAL COMPONENTS             0.42%
   3,800   Continental AG                               74,055
                                                    ----------
           INSURANCE                        13.13%
     800   Allianz AG Holdings                       1,556,688
     200   AMB Aachener & Muench
             Beteiligungs AG                           137,424
   1,000   CKAG Colonia Konzern                         90,629
     200   Muenchener Rueckversicherung AG             501,125
                                                    ----------
                                                     2,285,866
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MACHINERY & ENGINEERING           5.96%
     400   Linde AG                                 $  260,633
     400   MAN AG                                      102,239
     200   MAN AG Vorzug                                42,590
   1,600   Mannesmann AG                               631,679
                                                    ----------
                                                     1,037,141
                                                    ----------
           MERCHANDISING                     2.60%
   1,200   Douglas Holding AG                           42,294
     400   Karstadt AG                                 130,790
   3,200   Metro AG*                                   280,535
                                                    ----------
                                                       453,619
                                                    ----------
           METALS - STEEL                    1.46%
   1,200   Thyssen AG                                  254,543
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     0.98%
     400   Degussa                                     170,596
                                                    ----------
           MULTI-INDUSTRY                    3.42%
     600   Preussag AG                                 154,069
   1,000   Viag AG                                     441,595
                                                    ----------
                                                       595,664
                                                    ----------
           RECREATION, OTHER CONSUMER
             GOODS                           1.10%
   2,000   Adidas AG                                   191,328
                                                    ----------
           TELECOMMUNICATIONS                8.73%
  79,000   Deutsche Telecom*                         1,520,851
                                                    ----------
           TRANSPORTATION - AIRLINES         1.17%
  15,400   Deutsche Lufthansa                          204,336
                                                    ----------
           TRANSPORTATION - ROAD & RAIL      0.63%
     800   SGL Carbon                                  108,992
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      9.90%
  11,400   Rwe AG                                      511,183
   4,400   Rwe AG-Preferred                            159,898
  18,400   Veba AG                                   1,052,861
                                                    ----------
                                                     1,723,942
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $16,301,343)                     17,410,763
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $16,301,343)(DAGGAR)   100.00%  $17,410,763
                                          =======  ===========


-------------------------------------------------------------------------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $16,322,942.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $  1,236,272
            Excess of tax cost over value             (148,451)
                                                  ------------
                                                  $  1,087,821
                                                  ============

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  HONG KONG WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           100.00%
           BANKING                          11.74%
 168,000   Bank Of East Asia Limited                $  612,862
 105,000   Hang Seng Bank Limited                    1,213,520
                                                    ----------
                                                     1,826,382
                                                    ----------
           BROADCASTING & PUBLISHING         2.07%
 224,000   South China Morning Post                    202,479
  28,000   Television Broadcast Limited                119,318
                                                    ----------
                                                       321,797
                                                    ----------
           ELECTRICAL & ELECTRONICS          0.25%
  14,000   Johnson Electric Holdings                    38,688
                                                    ----------
           FINANCIAL SERVICES                1.58%
 134,400   Peregrine Investment Holdings               245,579
                                                    ----------
           LEISURE & TOURISM                 5.07%
 203,000   Hong Kong & Shanghai Hotels
             Limited                                   357,819
 308,000   Regal Hotels International                   91,477
 260,400   Shangri-La Asia Limited                     339,623
                                                    ----------
                                                       788,919
                                                    ----------
           MERCHANDISING                     0.66%
  28,000   Dickson Concepts International              102,325
                                                    ----------
           MULTI-INDUSTRY                   16.97%
 252,000   Hutchison Whampoa Limited                 1,919,938
  84,000   Swire Pacific Limited 'A'                   721,333
                                                    ----------
                                                     2,641,271
                                                    ----------
           REAL ESTATE                      39.49%
 126,000   Cheung Kong Holdings Limited              1,204,029
 224,000   Chinese Estates Holdings                    238,636
 280,000   Hang Lung Development Company               564,050
 420,000   Hopewell Holdings Limited                   250,839
 140,000   Hysan Development Company Limited           482,696
  98,000   Miramar Hotel & Investment                  185,395
 112,000   New World Development Company
             Limited                                   694,215
 154,000   Sun Hung Kai Properties Limited           1,779,830
 168,000   Wharf Holdings Limited                      746,281
                                                    ----------
                                                     6,145,971
                                                    ----------
-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TELECOMMUNICATIONS                8.93%
 806,400   Hong Kong Telecommunications Limited    $ 1,390,165
                                                    ----------
           TRANSPORTATION - AIRLINES         2.80%
 280,000   Cathay Pacific Airways Limited              435,692
                                                    ----------
           TRANSPORTATION - SHIPPING         1.39%
 308,000   Shun Tak Holdings                           216,761
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      9.05%
 161,000   China Light & Power Company
             Limited                                   744,292
 350,000   Hong Kong & China Gas Company
             Limited                                   664,385
                                                    ----------
                                                     1,408,677
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $14,958,837)                     15,562,227
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $14,958,837)(DAGGAR)   100.00%  $15,562,227
                                          =======  ===========


-------------
(DAGGAR) Aggregate cost for Federal income tax purposes is $15,030,851.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost        $     727,760
            Excess of tax cost over value             (196,384)
                                                 -------------
                                                 $     531,376
                                                 =============
                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  ITALY WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----


           COMMON STOCK - BASKET        100.00%
           AUTOMOBILES                    4.75%
  442,000  Fiat SPA                                $ 1,356,077
                                                    ----------
           BANKING                       17.99%
  305,500  Banca Commerciale Italiana                  621,846
   91,000  Banca Popolare di Milano                    501,308
  100,100  Banco Ambrosiano Veneto SPA                 256,825
  152,100  Banco Ambrosiano Veneto SPA Rnc             280,890
  375,700  Credito Italiano                            515,087
  201,500  Istituto Bancario San Paolo de Torino     1,422,065
  117,000  Istituto Mobiliare Italiano               1,013,331
   80,600  Mediobanca                                  525,331
                                                    ----------
                                                     5,136,683
                                                    ----------
           BROADCASTING & PUBLISHING      3.73%
   31,200  Arnoldo Mondadori Editore                   205,274
  204,100  Mediaset SPA*                               859,394
                                                    ----------
                                                     1,064,668
                                                    ----------
           CONSTRUCTION & HOUSING         1.09%
   50,700  Sitri SPA                                   312,450
                                                    ----------
           DATA PROCESSING & REPRODUCTION 0.82%
  635,700  Olivetti Group*                             232,802
                                                    ----------
           ENERGY SOURCES                20.92%
1,211,600  Ente Nazionale Idrocarburi SPA            5,974,120
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS      1.51%
  314,600  Parmalat Finanziaria SPA                    430,760
                                                    ----------
           INDUSTRIAL COMPONENTS          3.28%
  474,500  Pirelli SPA                                 938,050
                                                    ----------
           INSURANCE                     11.73%
   23,400  Assicurazioni Generali                      422,917
  977,600  Istituto Nazionale delle Assicurazioni    1,278,978
   92,300  Riunione Adriatica di Sicurta SPA           829,444
   72,800  Riunione Adriatica di Sicurta SPA Rnc       394,283
   50,700  Societa Assicuratrice Industriale           425,100
                                                    ----------
                                                     3,350,722
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MERCHANDISING                     1.26%
   71,500  Rinascente                               $  359,108
                                                    ----------
           METALS - STEEL                    0.60%
   39,000  Falck Acciaierie & Ferriere Lombarde        172,915
                                                    ----------
           MULTI-INDUSTRY                    2.92%
  843,700  Montedison SPA*                             611,558
  328,900  Montedison SPA Rnc*                         222,640
                                                    ----------
                                                       834,198
                                                    ----------
           RECREATION - OTHER CONSUMER
             GOODS                           1.09%
   18,200  Bulgari SPA                                 310,466
                                                    ----------
           TELECOMMUNICATIONS               20.96%
1,069,900  Telecom Italia Mobile SPA                 2,793,768
  231,400  Telecom Italia Mobile SPA Rnc               351,345
1,032,200  Telecom Italia SPA                        2,416,203
  210,600  Telecom Italia SPA Rnc                      424,315
                                                    ----------
                                                     5,985,631
                                                    ----------
           TEXTILES & APPAREL                2.33%
   36,400  Benetton Group SPA                          415,822
   32,500  Marzotto & Figli SPA                        249,865
                                                    ----------
                                                       665,687
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      5.02%
  145,600  Edison SPA                                  800,455
  178,100  Italgas                                     634,626
                                                    ----------
                                                     1,435,081
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $27,584,773)                     28,559,418
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $27,584,773)(DAGGAR)   100.00%  $28,559,418
                                          =======  ===========


--------------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $27,819,426.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $  1,503,395
            Excess of tax cost over value             (763,403)
                                                  ------------
                                                  $    739,992
                                                  ============

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  JAPAN WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           100.00%
           APPLIANCES & HOUSEHOLD DURABLES   5.66%
 135,000   Matsushita Electric Industrial          $ 2,080,538
  15,000   Pioneer Electronic Corporation              289,585
 135,000   Sanyo Electric                              562,640
  75,000   Sharp Corporation                           938,354
  30,000   Sony Corporation                          2,165,051
                                                    ----------
                                                     6,036,168
                                                    ----------
           AUTOMOBILES                       8.42%
  60,000   Honda Motor Company                       1,854,338
 165,000   Nissan Motor Corporation                    973,403
 240,000   Toyota Motor Corporation                  6,144,668
                                                    ----------
                                                     8,972,409
                                                    ----------
           BANKING                          17.61%
 150,000   Asahi Bank Limited                        1,098,683
  45,000   Ashikaga Bank Limited                       150,261
 300,000   Bank Of Tokyo-Mitsubishi                  4,921,700
  75,000   Bank Of Yokohama Limited                    359,185
  45,000   Chiba Bank Limited                          266,219
 180,000   Fuji Bank                                 2,102,908
  15,000   Gunma Bank Limited                          116,083
  45,000   Hokuriku Bank                               154,735
 150,000   Industrial Bank Of Japan                  1,789,709
  45,000   Joyo Bank                                   224,086
  90,000   Mitsubishi Trust & Banking                  991,797
  75,000   Mitsui Trust & Banking                      463,584
 225,000   Sakura Bank                               1,437,360
  30,000   Seventy-Seven Bank                          244,842
  60,000   Shizuoka Bank                               512,056
 195,000   Sumitomo Bank Limited                     2,455,879
 135,000   Tokai Bank                                1,091,723
  15,000   Yamaguchi Bank                              183,942
  75,000   Yasuda Trust & Banking                      203,828
                                                    ----------
                                                    18,768,580
                                                    ----------
           BEVERAGES & TOBACCO               1.08%
  30,000   Asahi Breweries Limited                     290,828
  75,000   Kirin Brewery Company Limited               640,070
  30,000   Sapporo Breweries Limited                   221,974
                                                    ----------
                                                     1,152,872
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   1.68%
  45,000   Chichibu Onoda Cement Corporation           158,091
  30,000   Inax Corporation                            197,614
  30,000   Nihon Cement                                142,928
  45,000   Sekisui Chemical                            466,070
  15,000   Sumitomo Forestry Company                   171,514
  15,000   Tostem Company                              347,999
  30,000   Toto Limited                                305,742
                                                    ----------
                                                     1,789,958
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           BUSINESS & PUBLIC SERVICES        2.92%
  60,000   Dai Nippon Printing Limited              $  999,254
  15,000   Kamigumi Company                             79,045
  15,000   Kokuyo Company                              320,656
  15,000   Mitsubishi Logistics Corporation            173,999
  15,000   Secom Company                               845,140
  60,000   Toppan Printing Company                     691,027
                                                    ----------
                                                     3,109,121
                                                    ----------
           CHEMICALS                         3.95%
 105,000   Asahi Chemical Industries Company
             Limited                                   568,108
  90,000   Dai Nippon Ink & Chemical Corporation       284,116
  15,000   Kuraray Company Limited                     124,285
 180,000   Mitsubishi Chemical Corporation             499,627
  45,000   Mitsubishi Rayon Company                    163,311
  75,000   Mitsui Toatsu Chemicals Incorporated        201,342
  30,000   Shin-Etsu Chemical                          579,170
 105,000   Showa Denko K.K.*                           230,549
 135,000   Sumitomo Chemical Company Limited           514,541
  75,000   Teijin Limited                              298,285
 105,000   Toray Industries                            607,258
  45,000   Tosoh Corporation*                          138,702
                                                    ----------
                                                     4,209,294
                                                    ----------
           CONSTRUCTION & HOUSING            3.53%
  45,000   Daiwa House Industry Company
             Limited                                   499,627
  75,000   Fujita Corporation                          133,607
  75,000   Kajima Corporation                          410,142
  15,000   Kandenko Company Limited                    126,771
  30,000   Kinden Corporation                          390,256
  75,000   Kumagai Gumi Company Limited                118,071
  15,000   Nishimatsu Construction Company
             Limited                                   111,857
  75,000   Obayashi Corporation                        462,963
  30,000   Penta-Ocean Construction                    107,134
  60,000   Sekisui House                               556,798
  75,000   Shimizu Corporation                         452,399
  90,000   Taisei Corporation                          387,770
                                                    ----------
                                                     3,757,395
                                                    ----------
           DATA PROCESSING & REPRODUCTION    2.29%
  60,000   Canon Incorporated                        1,252,796
 120,000   Fujitsu Limited                           1,183,197
                                                    ----------
                                                     2,435,993
                                                    ----------
           ELECTRICAL & ELECTRONICS          3.97%
 210,000   Hitachi Limited                           1,809,595
  15,000   Makita Corportion                           206,314
 135,000   Mitsubishi Electric Corporation             758,389
 105,000   NEC Corporation                           1,217,997
  15,000   Omron Corporation                           236,142
                                                    ----------
                                                     4,228,437
                                                    ----------
                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                      WEBS INDEX FUND, INC.
================================================================================

  JAPAN WEBS INDEX SERIES (CONTINUED)
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           ELECTRONIC COMPONENTS,
              INSTRUMENTS                    2.78%
  15,000   Fanuc Company Limited                    $  466,070
  15,000   Kyocera Corporation                         888,640
  15,000   Murata Manufacturing Company                525,727
  30,000   Nikon Corporation                           439,970
  15,000   Tokyo Electron                              524,484
  15,000   Yokogwa Wokushin Electric
             Corporation                               114,964
                                                    ----------
                                                     2,959,855
                                                    ----------
           ENERGY SOURCES                    0.84%
  45,000   Cosmo Oil Company Limited                   175,242
  90,000   Japan Energy Corporation                    211,782
  30,000   Mitsubishi Oil Company Limited              124,782
  90,000   Nippon Oil Company Limited                  379,567
                                                    ----------
                                                       891,373
                                                    ----------
           FINANCIAL SERVICES                3.49%
  15,000   Acom Company Limited                        584,141
  15,000   Credit Saison Company                       319,413
  90,000   Daiwa Securities Company                    706,935
 135,000   Nomura Securities Company                 1,800,895
  90,000   Yamaichi Securities Company                 311,708
                                                    ----------
                                                     3,723,092
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS         1.67%
  45,000   Ajinomoto Company Incorporated              406,413
  45,000   Kao Corporation                             492,170
  45,000   Meiji Seika Kaisha                          217,002
  15,000   Nippon Meat Packers Incorporated            150,385
  15,000   Nissin Food Products Company                287,099
  15,000   Yamazaki Baking Company Limited             224,956
                                                    ----------
                                                     1,778,025
                                                    ----------
           FOREST PRODUCTS & PAPER           0.50%
  45,000   New Oji Paper Company Limited               250,559
  60,000   Nippon Paper Industries Company             281,382
                                                    ----------
                                                       531,941
                                                    ----------
           HEALTH & PERSONAL CARE            3.97%
  15,000   Daiichi Pharmaceutical                      244,842
  15,000   Eisai Company Limited                       280,885
  45,000   Kyowa Hakko Kogyo Company Limited           298,658
  30,000   Sankyo Company Limited                      835,198
  30,000   Shionogi & Company                          186,677
  15,000   Shiseido Company Limited                    175,242
  30,000   Taisho Pharmaceutical                       691,027
  60,000   Takeda Chemical Industries                1,203,082
  15,000   Yamanouchi Pharmaceutical                   313,199
                                                    ----------
                                                     4,228,810
                                                    ----------

-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           INDUSTRIAL COMPONENTS             4.19%
  45,000   Bridgestone Corporation                  $  805,369
  30,000   Fujikura Limited                            235,148
  60,000   Furukawa Electric Company                   278,896
  30,000   Minebea Company Limited                     248,074
  30,000   NGK Insulators Limited                      273,428
  15,000   NGK Spark Plug Company                      154,114
  60,000   Nippondenso Company Limited               1,153,368
  60,000   NSK Limited                                 344,022
  30,000   NTN Corporation                             147,154
  60,000   Sumitomo Electric Industries                830,226
                                                    ----------
                                                     4,469,799
                                                    ----------
           INSURANCE                         2.11%
  60,000   Mitsui Marine & Fire Insurance              318,171
  30,000   Nichido Marine & Fire Insurance             167,040
  30,000   Nippon Fire & Marine Insurance              127,517
  60,000   Sumitomo Marine & Fire Insurance            347,005
 135,000   Tokio Marine & Fire Insurance             1,286,353
                                                    ----------
                                                     2,246,086
                                                    ----------
           LEISURE & TOURISM                 0.35%
  15,000   Fujita Kanko                                165,300
  15,000   Tokyo Dome Corporation                      206,314
                                                    ----------
                                                       371,614
                                                    ----------
           MACHINERY & ENGINEERING           4.79%
  30,000   Amada Company Limited                       218,991
  30,000   Daikin Kogyo Industries                     235,148
  30,000   Ebara Corporation                           377,827
  90,000   Hitachi Zosen Corporation                   360,179
  90,000   Kawasaki Heavy Industries                   372,856
  60,000   Komatsu Limited                             447,427
 105,000   Kubota Corporation                          477,629
  15,000   Kurita Water Industries                     316,928
 105,000   Mitsui Engineering & Shipping*              197,489
 225,000   Mitsubishi Heavy Industries               1,620,060
  75,000   Sumitomo Heavy Industries                   226,199
  15,000   Toyoda Automatic Loom Works                 259,756
                                                    ----------
                                                     5,110,489
                                                    ----------
           MERCHANDISING                     4.10%
  45,000   Daiei, Incorporated                         297,539
  15,000   Hankyu Department Stores                    134,228
  15,000   Isetan Company                              164,057
  30,000   Ito Yokado Company                        1,362,168
  30,000   Jusco Company Limited                       850,112
  30,000   Marui Company                               430,027
  30,000   Mitsukoshi                                  183,445
  30,000   Mycal Corporation                           385,285
  15,000   Seiyu                                       129,257
  15,000   Takashimaya Company                         165,300
  15,000   Uny Company Limited                         264,728
                                                    ----------
                                                     4,366,146
                                                    ----------
                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  JAPAN WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           METALS - NON FERROUS              0.85%
  90,000   Mitsubishi Materials Corporation         $  334,079
  45,000   Nippon Light Metal Company                  159,955
  60,000   Sumitomo Metal Mining                       415,113
                                                    ----------
                                                       909,147
                                                    ----------
           METALS - STEEL                    3.22%
 225,000   Kawasaki Steel Corporation                  602,163
 570,000   Nippon Steel Corporation                  1,516,033
 285,000   NKK Corporation*                            611,608
 225,000   Sumitomo Metal Industries                   536,913
  15,000   Tokyo Steel Manufacturing Company           165,300
                                                    ----------
                                                     3,432,017
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     1.30%
  75,000   Asahi Glass Company Limited                 664,927
  15,000   Nitto Denko Corporation                     200,099
  15,000   Toyo Seikan Kaisha Limited                  351,728
  60,000   Ube Industries Limited                      167,537
                                                    ----------
                                                     1,384,291
                                                    ----------
           REAL ESTATE                       1.28%
  75,000   Mitsubishi Estate Company                   882,426
  45,000   Mitsui Fudosan Company                      488,441
                                                    ----------
                                                     1,370,867
                                                    ----------
           RECREATION, OTHER CONSUMER
             GOODS                           2.16%
  30,000   Casio Computer Company Limited              231,171
  30,000   Citizen Watch Company                       213,771
  30,000   Fuji Photo Film Limited                   1,004,226
  30,000   Konica Corporation                          180,462
  15,000   Olympus Optical Corporation                 125,528
  15,000   Shimano Corporation                         258,514
  15,000   Yahama Corporation                          285,856
                                                    ----------
                                                     2,299,528
                                                    ----------
           TEXTILES & APPAREL                0.38%
  30,000   Nisshinbo Industries                        216,257
  75,000   Toyobo Company Limited                      188,292
                                                    ----------
                                                       404,549
                                                    ----------
           TRANSPORTATION - AIRLINES         0.47%
 120,000   Japan Air Lines*                            498,136
                                                    ----------
-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TRANSPORTATION - ROAD & RAIL     3.43%
  75,000   Hankyu Corporation                       $  359,806
  30,000   Keihin Electric Express                     129,505
 105,000   Kinki Nippon Railway Company                630,748
  90,000   Nagoya Railroad                             332,588
  45,000   Nankai Electric Railway Company             219,985
  75,000   Nippon Express Company                      482,849
  45,000   Odakyu Electric Railway Company             231,544
  15,000   Seino Transportation Company                149,142
  75,000   Tobu Railway Company                        335,570
 105,000   Tokyu Corporation                           491,549
  30,000   Yamato Transport Company                    295,799
                                                    ----------
                                                     3,659,085
                                                    ----------
           TRANSPORTATION - SHIPPING        0.52%
 105,000   Mitsui Osk Lines*                           208,799
  90,000   Nippon Yusen K.K.                           350,485
                                                    ----------
                                                       559,284
                                                    ----------
           UTILITIES - ELECTRICAL & GAS     3.50%
  45,000   Kansai Electric Power Incorporated          816,555
 210,000   Osaka Gas Company                           516,779
  30,000   Tohoku Electric Power Company               514,541
  75,000   Tokyo Electric Power Company
             Incorporated                            1,391,996
 195,000   Tokyo Gas Limited                           496,023
                                                    ----------
                                                     3,735,894
                                                    ----------
           WHOLESALE & INTERNATIONAL TRADE  2.99%
 105,000   Itochu Corporation                          516,779
  90,000   Marubeni Corporation                        351,976
 105,000   Mitsubishi Corporation                      974,397
 105,000   Mitsui & Company                            777,778
  75,000   Sumitomo Corporation                        563,634
                                                    ----------
                                                     3,184,564
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $128,614,540)                   106,574,819
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $128,614,540)(DAGGAR) 100.00%  $106,574,819
                                         =======  ============



-----------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $128,616,917.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost        $   1,484,916
            Excess of tax cost over value          (23,527,014)
                                                 -------------
                                                 $ (22,042,098)
                                                 =============

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  MALAYSIA WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET            99.89%
           AUTOMOBILES                       5.23%
  38,000   Edaran Otomobil Nasional BHD             $  390,254
  76,000   Perusahaan Otomobil Nasional BHD            501,973
 133,000   Tan Chong Motor Holdings BHD                270,499
                                                    ----------
                                                     1,162,726
                                                    ----------
           BANKING                          13.29%
  38,000   Commerce Asset Holdings BHD                 292,308
 114,000   DCB Holdings BHD                            456,826
 152,000   Malayan Banking BHD                       1,805,880
 171,000   Public Bank BHD (Foreign)                   399,436
                                                    ----------
                                                     2,954,450
                                                    ----------
           BEVERAGES & TOBACCO               3.76%
  95,000   Guinness Anchor BHD                         244,865
  57,000   Rothmans Of Pall Mall BHD                   591,120
                                                    ----------
                                                       835,985
                                                    ----------
           BROADCASTING & PUBLISHING         1.09%
  38,000   New Straits Times Press BHD                 241,804
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   3.43%
  57,000   Hume Industries - Malaysia BHD              360,411
  76,000   Malayan Cement BHD                          198,953
 171,000   Pan Malaysia Cement Works BHD               203,850
                                                    ----------
                                                       763,214
                                                    ----------
           CONSTRUCTION & HOUSING            2.71%
  76,000   Ekran BHD                                   272,412
  57,000   YTL Corporation BHD                         330,568
                                                    ----------
                                                       602,980
                                                    ----------
           ELECTRICAL & ELECTRONICS          0.77%
  76,000   Time Engineering BHD                        171,406
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                     1.06%
  57,000   Malaysian Pacific Industries BHD            236,448
                                                    ----------
           ENERGY SOURCES                    0.83%
  57,000   Shell Refining Company BHD                  183,649
                                                    ----------
           FINANCIAL SERVICES                7.57%
  76,000   AMMB Holdings BHD                           716,230
 171,000   MBF Capital BHD                             351,228
  76,000   Rashid Hussain BHD                          615,224
                                                    ----------
                                                     1,682,682
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS         1.30%
  38,000   Nestle (Malaysia) BHD                       289,247
                                                    ----------
           INDUSTRIAL COMPONENTS             0.73%
  76,000   Leader Universal Holdings BHD               162,223
                                                    ----------
           INSURANCE                         0.92%
 133,000   Idris Hydraulic (Malaysia) BHD*             204,615
                                                    ----------
           LEISURE & TOURISM                 5.90%
 247,000   Magnum Corporation BHD                      512,304
 171,000   Resorts World BHD                           798,872
                                                    ----------
                                                     1,311,176
                                                    ----------
           MACHINERY & ENGINEERING           5.75%
  76,000   UMW Holdings BHD                            400,967
  95,000   United Engineers (Malaysia) Limited         876,158
                                                    ----------
                                                     1,277,125
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           METALS - NON FERROUS              0.95%
 152,000   Malaysian Mining Corporation BHD         $  210,584
                                                    ----------
           METALS - STEEL                    0.99%
 247,000   Amsteel Corporation BHD                     218,848
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     5.25%
 190,000   Golden Hope Plantations BHD                 342,811
 133,000   Highlands & Lowlands BHD                    237,825
  38,000   Kian Joo Can Factory BHD                    179,058
  76,000   Kuala Lumpur Kepong BHD                     229,561
  57,000   Perlis Plantations BHD                      176,762
                                                    ----------
                                                     1,166,017
                                                    ----------
           MULTI-INDUSTRY                    9.40%
 285,000   Berjaya Group BHD                           397,141
  76,000   Land And General Holdings BHD               154,571
 133,000   Multi-Purpose Holdings BHD                  316,029
 323,000   Sime Darby BHD                            1,222,795
                                                    ----------
                                                     2,090,536
                                                    ----------
           REAL ESTATE                       2.87%
 171,000   Hong Leong Properties BHD                   316,794
  76,000   Malaysian Resource Corporation BHD          321,385
                                                    ----------
                                                       638,179
                                                    ----------
           TELECOMMUNICATIONS               12.87%
 171,000   Technology Resources Industries
             BHD                                       399,436
 304,000   Telekom Malaysia BHD                      2,460,894
                                                    ----------
                                                     2,860,330
                                                    ----------
           TRANSPORTATION - AIRLINES         1.36%
 114,000   Malaysian Airlines System BHD               303,021
                                                    ----------
           TRANSPORTATION - SHIPPING         2.03%
 171,000   Malaysia International Shipping
             BHD (Foreign)                             451,087
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      9.83%
 456,000   Tenaga Nasional BHD                       2,185,421
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $20,237,271)                     22,203,753
                                                    ----------
           COMMON STOCK - NON-BASKET         0.11%
           BANKING                           0.03%
   2,333   Public Bank BHD (Foreign)                     5,449
                                                    ----------
           METALS - NON FERROUS              0.01%
   1,600   Malaysian Mining Corporation BHD              2,217
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     0.07%
   5,250   Perlis Plantations BHD                       16,281
                                                    ----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $22,815)                             23,947
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $20,260,086)(DAGGAR)   100.00%  $22,227,700
                                          =======  ===========

-------------
* Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 20,365,769.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $  2,427,364
            Excess of tax cost over value             (565,433)
                                                  ------------
                                                   $ 1,861,931
                                                  =============


                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================

  MEXICO (FREE) WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES   SECURITY                                     VALUE
   ------   --------                                     -----
            COMMON STOCK - BASKET           100.00%
            BANKING                           4.48%
   84,000   Grupo Financiero Banamex - Series B*     $  197,909
   35,000   Grupo Financiero Banamex - Series L*         73,889
  315,000   Grupo Financiero Bancomer - Series B*       122,898
                                                     ----------
                                                        394,696
                                                     ----------
            BEVERAGES & TOBACCO              14.25%
   56,000   Empresas La Moderna - Series A              293,788
   63,000   Fomento Economico Mexicano -
              Series B                                  269,659
   14,000   Grupo Continental S.A. - Series CP           77,778
   98,000   Grupo Modelo S.A. - Series C                613,737
                                                     ----------
                                                      1,254,962
                                                     ----------
            BROADCASTING & PUBLISHING         3.86%
   28,000   Grupo Televisa S.A. - Series CPO*           339,747
                                                     ----------
            BUILDING MATERIALS & COMPONENTS   7.23%
   35,000   Apasco S.A.                                 254,987
   49,000   Cemex S.A. - Series A                       197,361
   42,000   Cemex S.A. - Series B                       184,280
                                                     ----------
                                                        636,628
                                                     ----------
            CHEMICALS                         0.40%
   14,000   Cydsa S.A. - Series A                        35,000
                                                     ----------
            CONSTRUCTION & HOUSING            2.64%
   14,000   Empresas ICA S.A.*                          232,096
                                                     ----------
            ENERGY EQUIPMENT & SERVICES       1.31%
    7,000   Tubos de Acero de Mexico S.A.*              115,341
                                                     ----------
            FINANCIAL SERVICES                0.73%
1,162,000   Grupo Financiero BBV - Probursa*             64,556
                                                     ----------
            FOOD & HOUSEHOLD PRODUCTS         4.46%
   42,000   Grupo Industrial Bimbo - Series A           257,197
  112,000   Grupo Industrial Maseca - Series B          135,192
                                                     ----------
                                                        392,389
                                                     ----------
            HEALTH & PERSONAL CARE            8.59%
   35,000   Kimberly-Clark de Mexico - Series A         756,566
                                                     ----------
            MACHINERY & ENGINEERING           0.33%
   35,000   Consorcio G Grupo Dina S.A.*                 28,990
                                                     ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           MERCHANDISING                     7.73%
 266,000   Cifra S.A. de C.V. - Series B*           $  413,106
 126,000   Controladora Comercial Mexicana -
             Series UC*                                105,000
 140,000   El Puerto de Liverpool SA de C.V. -
             Series 1*                                 137,879
  28,000   El Puerto de Liverpool SA de CV -
             Series C1*                                 24,747
                                                    ----------
                                                       680,732
                                                    ----------
           METALS - NON FERROUS              5.45%
  77,000   Grupo Mexico S.A. - Series B*               254,722
  49,000   Industrias Penoles S.A. - Series CP         225,511
                                                    ----------
                                                       480,233
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     1.63%
  42,000   Empaques Ponderosa S.A. - Series B*          26,515
  42,000   Vitro S.A.                                  117,197
                                                    ----------
                                                       143,712
                                                   ----------
           MULTI-INDUSTRY                   14.32%
  70,000   Alfa S.A. - Series A                        399,495
  35,000   Desc S.A. - Series B*                       224,053
 112,000   Grupo Carso S.A. - Series A1                637,778
                                                    ----------
                                                     1,261,326
                                                    ----------
           TELECOMMUNICATIONS               22.59%
 280,000   Telefonos de Mexico - Series A              546,566
 742,000   Telefonos de Mexico - Series L            1,442,778
                                                    ----------
                                                     1,989,344
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $7,629,463)                       8,806,318
                                                     ---------
           TOTAL INVESTMENTS
             (Cost $7,629,463)(DAGGAR)    100.00%   $8,806,318
                                          =======   ==========

--------------------------------------------------------------------------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 7,629,463.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $1,300,831
            Excess of tax cost over value             (123,976)
                                                    ----------
                                                    $1,176,855
                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  NETHERLANDS WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           COMMON STOCK - BASKET           100.00%
           APPLIANCES & HOUSEHOLD DURABLES   4.72%
   8,200   Philips Electronics Nv                   $  370,097
                                                    ----------
           BANKING                           4.76%
   5,200   ABN Amro Holdings Nv                        373,267
                                                    ----------
           BEVERAGES & TOBACCO               2.90%
   1,280   Heineken Nv                                 226,905
                                                    ----------
           BROADCASTING & PUBLISHING         8.09%
  18,800   Elsevier Nv                                 300,990
   2,600   Wolters Kluwer - CVA                        333,558
                                                    ----------
                                                       634,548
                                                    ----------
           CHEMICALS                         4.56%
   2,480   AKZO Nobel                                  357,215
                                                    ----------
           CONSTRUCTION & HOUSING            4.11%
     672   Hollandsche Beton Groep Nv                  147,863
   3,136   IHC Caland Nv                               174,406
                                                    ----------
                                                       322,269
                                                    ----------
           DATA PROCESSING & REPRODUCTION    3.77%
   4,224   Getronics Nv                                137,923
   1,264   Oce Van Der Grinten Nv                      157,834
                                                    ----------
                                                       295,757
                                                    ----------
           ENERGY SOURCES                   23.31%
  10,560   Royal Dutch Petroleum Company             1,827,478
                                                    ----------
--------------------------------------------------------------------------------
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           FINANCIAL SERVICES               12.93%
  26,200   Ing Groep Nv                             $1,014,167
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS        13.12%
   5,400   Unilever Nv - CVA                         1,028,924
                                                    ----------
           FOREST PRODUCTS & PAPER           1.21%
   4,144   Koninklijke KNP Bt Nv                        94,717
                                                    ----------
           INSURANCE                         4.67%
   8,400   Stad Rotterdam                              365,852
                                                    ----------
           MERCHANDISING                     4.48%
   5,440   Koninklijke Ahold Nv                        351,531
                                                    ----------
           METALS - STEEL                    1.15%
   2,008   Koninklijke Nederlandsche
             Hoogovens Nv                               90,523
                                                    ----------
           TELECOMMUNICATIONS                3.73%
   8,160   Koninklijke Ptt Nederland Nv                292,227
                                                    ----------
           TRANSPORTATION - AIRLINES         2.49%
   6,376   KLM - Konin Luchvaart Mij Nv                195,430
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $6,338,515)                       7,840,907
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $6,338,515)(DAGGAR)    100.00%   $7,840,907
                                          =======   ==========
--------------------------------------------------------------------------------
(DAGGAR) Aggregate cost for Federal income tax purposes is $6,340,982.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $1,577,981
            Excess of tax cost over value              (78,056)
                                                    ==========
                                                    $1,499,925
                                                    ==========
                 See accompanying notes to financial statements.
FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  SINGAPORE (FREE) WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           COMMON STOCK - BASKET           100.00%
           AUTOMOBILES                       2.68%
  39,000   Cycle And Carriage                       $  410,239
                                                    ----------
           BANKING                          27.69%
  91,000   Developmental Bank Singapore
             (Foreign)                               1,206,101
 117,000   Oversea-Chinese Banking
             Corporation Limited                     1,550,701
 130,000   United Overseas Bank Limited
             (Foreign)                               1,476,858
                                                    ----------
                                                     4,233,660
                                                    ----------
           BEVERAGES & TOBACCO               3.82%
  65,000   Fraser & Neave Limited                      583,450
                                                    ----------
           BROADCASTING & PUBLISHING         3.32%
  26,000   Singapore Press Holdings Limited
             (Foreign)                                 506,872
                                                    ----------
           DATA PROCESSING & REPRODUCTION    0.72%
 299,000   IPC Corporation Limited                     110,081
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                     2.21%
  13,650   Creative Technology Limited*                175,172
 234,000   Goldtron Limited                            163,275
                                                    ----------
                                                       338,447
                                                    ----------
           LEISURE & TOURISM                 3.58%
 156,000   Hotel Properties                            275,680
  13,000   Overseas Union Enterprises Limited           66,094
  65,000   Shangri-La Hotel                            205,119
                                                    ----------
                                                       546,893
                                                    ----------
           MACHINERY & ENGINEERING           1.51%
  26,000   Jurong Shipyard Limited                     123,983
  26,000   Van Der Horst Limited                       107,574
                                                    ----------
                                                       231,557
                                                    ----------
           MERCHANDISING                     0.83%
  39,000   Metro Holdings Limited                      127,447
                                                    ----------
           METALS - NON FERROUS              1.47%
  91,000   Straits Trading Company Limited             224,628
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           METALS - STEEL                    1.46%
  91,000   Natsteel Limited                         $  223,352
                                                     ---------
           MULTI-INDUSTRY                   10.78%
 104,000   Haw Par Brothers International              242,132
  65,000   Inchcape Berhad                             226,999
  91,000   Keppel Corporation                          657,293
 195,000   Singapore Technologies                      522,370
                                                     ---------
                                                     1,648,794
                                                     ---------
           REAL ESTATE                      17.95%
  65,000   City Developments                           642,707
 182,000   DBS Land                                    708,345
  91,000   First Capital Corporation Limited           273,128
  52,000   Parkway Holdings                            218,794
 442,000   United Industrial Corporation Limited       381,248
 325,000   United Overseas Land                        519,635
                                                     ---------
                                                     2,743,857
                                                     ---------
           TELECOMMUNICATIONS                9.56%
 624,000   Singapore Telecommunications              1,461,543
                                                     ---------
           TRANSPORTATION - AIRLINES         9.77%
 169,000   Singapore Airlines Limited (Foreign)      1,493,268
                                                     ---------
           TRANSPORTATION - ROAD & RAIL      1.11%
 195,000   Comfort Group Limited                       169,565
                                                     ---------
           TRANSPORTATION - SHIPPING         1.54%
 273,000   Neptune Orient Lines Limited                235,477
                                                     ---------
           TOTAL COMMON STOCK - BASKET
             (Cost $15,282,258)                     15,289,130
                                                     ---------
           COMMON STOCK - NON-BASKET         0.00%
           APPLIANCES & HOUSEHOLD DURABLES   0.00%
  35,000   Amcol Holdings**                                246
                                                     ---------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $95,756)                                246
                                                     ---------
           TOTAL INVESTMENTS
             (Cost $15,378,014)(DAGGAR)   100.00%  $15,289,376
                                          =======  ===========
----------------------
*  Non-Income producing security.
** Fair valued security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 15,499,554.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $    508,033
            Excess of tax cost over value             (718,211)
                                                  ============
                                                  $   (210,178)
                                                  ============

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
  SPAIN WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           COMMON STOCK - BASKET           100.00%
           BANKING                          29.27%
   6,522   Banco Bilbao Vizcaya                  $     384,450
   6,807   Banco Central Hispanoamer SA                180,444
   4,782   Banco Santander SA                          323,581
   4,440   Corporacion Bancaria de Espana SA           177,786
                                                 -------------
                                                     1,066,261
                                                 -------------
           BEVERAGES & TOBACCO               1.91%
   2,214   El Aguila SA*                                10,039
   1,314   Tabacalera SA-A                              59,490
                                                 -------------
                                                        69,529
                                                 -------------
           BUSINESS & PUBLIC SERVICES        6.23%
   9,669   Autopistas Concesionaria ESP                107,920
   2,208   General de Aguas D' Barcelona                84,716
   3,195   Prosegur Comp Seguridad                      34,324
                                                 -------------
                                                       226,960
                                                 -------------
           CHEMICALS                         0.44%
  24,876   Ercros SA*                                   16,139
                                                 -------------
           CONSTRUCTION & HOUSING            2.41%
   2,148   Dragados y Construcciones SA                 32,516
     639   Fomento de Construcion &
             Contratas SA                               55,230
                                                 -------------
                                                        87,746
                                                 -------------
           ENERGY SOURCES                    4.72%
   4,527   Repsol SA                                   172,111
                                                 -------------
           FOOD & HOUSEHOLD PRODUCTS         1.59%
   3,306   Ebro Agricolas                               57,887
                                                 -------------
           FOREST PRODUCTS & PAPER           0.69%
   6,876   Sarrio SA                                    24,990
                                                 -------------
           INSURANCE                         2.10%
   1,446   Corporacion Mapfre                           76,461
                                                 -------------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           MACHINERY & ENGINEERING           1.62%
     564   Zardoya-Otis SA                           $  59,056
                                                     ---------
           METALS - STEEL                    1.30%
     342   Acerinox SA                                  47,548
                                                     ---------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     0.42%
     876   Viscofan Industria Navarra De
             Envolturas Celulosicas SA                  15,277
                                                     ---------
           MULTI-INDUSTRY                    1.65%
     627   Corporacion Financiera Alba                  60,141
                                                     ---------
           REAL ESTATE                       4.13%
   1,893   Inmobilaria Metropolitana Vasco
             Central SA                                 63,650
   5,004   Inmobilaria Urbis SA*                        23,737
   3,009   Vallehermoso SA                              62,972
                                                     ---------
                                                       150,359
                                                     ---------
           TELECOMMUNICATIONS               14.24%
  22,542   Telefonica de Espana                        518,930
                                                     ---------
           UTILITIES - ELECTRICAL & GAS     27.28%
   8,694   Empresa Nacional de Electridad
             SA (Endesa)                               530,677
     774   Gas Natural SDG-E                           167,434
  15,645   Iberdrola SA                                170,802
  15,780   Union Electrica Fenosa SA                   124,941
                                                     ---------
                                                       993,854
                                                     ---------
           TOTAL COMMON STOCK - BASKET
             (Cost $3,094,210)                       3,643,249
                                                     ---------
           TOTAL INVESTMENTS
             (Cost $3,094,210)(DAGGAR)    100.00%   $3,643,249
                                          =======   ==========
--------------------------------------------------------------------------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 3,100,712.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $   551,273
            Excess of tax cost over value               (8,736)
                                                     ---------
                                                    $  542,537
                                                    ==========
                 See accompanying notes to financial statements.
FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                      WEBS INDEX FUND, INC.
================================================================================
  SWEDEN WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           COMMON STOCK - BASKET           100.00%
           APPLIANCES & HOUSEHOLD DURABLES   3.54%
   2,800   Electrolux AB-B                          $  175,138
                                                    ----------
           AUTOMOBILES                       4.05%
   2,400   Volvo AB-A                                   59,695
   5,600   Volvo AB-B                                  140,409
                                                    ----------
                                                       200,104
                                                    ----------
           BANKING                           8.94%
  19,600   Skandinaviska Enskilda Banken-A             206,506
   8,400   Svenska Handelsbanken-A                     235,260
                                                    ----------
                                                       441,766
                                                    ----------
           BEVERAGES & TOBACCO               0.81%
  11,284   Swedish Match*                               40,181
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   1.81%
   2,400   Scancem AB-A                                 89,303
                                                    ----------
           BUSINESS & PUBLIC SERVICES        3.42%
   2,144   Esselte AB-A                                 51,898
   1,992   Esselte AB-B                                 48,351
   2,400   Securitas AB-B                               68,817
                                                    ----------
                                                       169,066
                                                    ----------
           CHEMICALS                         3.04%
   5,660   Aga AB-A                                     83,034
   4,656   Aga AB-B                                     67,063
                                                    ----------
                                                       150,097
                                                    ----------
           CONSTRUCTION & HOUSING            4.29%
   4,800   Skanska AB-B                                211,894
                                                    ----------
           ELECTRICAL & ELECTRONICS         28.14%
   2,080   ABB AB-A                                    234,406
   1,120   ABB AB-B                                    125,322
  32,400   Ericsson LM-B                             1,030,581
                                                    ----------
                                                     1,390,309
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           FOREST PRODUCTS & PAPER           5.73%
   8,400   Stora Kopparbergs-A                      $  114,829
   1,936   Stora Kopparbergs-B                          26,207
   6,400   Svenska Cellulosa AB-B                      142,116
                                                    ----------
                                                       283,152
                                                    ----------
           HEALTH & PERSONAL CARE           19.26%
  16,400   Astra AB-A                                  787,399
   3,504   Astra AB-B                                  164,029
                                                    ----------
                                                       951,428
                                                    ----------
           INDUSTRIAL COMPONENTS             4.62%
   2,388   Autoliv AB                                  108,602
   2,244   S. K. F. AB-A                                52,972
   2,800   S. K. F. AB-B                                66,844
                                                    ----------
                                                       228,418
                                                    ----------
           INSURANCE                         2.31%
   3,756   Skandia Forsakring AB                       114,211
                                                    ----------
           MACHINERY & ENGINEERING           4.18%
   6,400   Atlas Copco AB-A                            148,091
   2,520   Atlas Copco AB-B                             58,479
                                                    ----------
                                                       206,570
                                                    ----------
           MERCHANDISING                     4.41%
   1,532   Hennes & Mauritz AB-B                       217,803
                                                    ----------
           MULTI-INDUSTRY                    1.45%
   4,580   Trelleborg AB-B                              71,772
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $3,909,266)                       4,941,212
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $3,909,266)(DAGGAR)    100.00%   $4,941,212
                                          =======   ==========
--------------------------------------------------------------------------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 3,913,206.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost           $1,030,142
            Excess of tax cost over value               (2,136)
                                                    -----------
                                                    $1,028,006
                                                    ==========

                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
 SWITZERLAND WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           COMMON STOCK - BASKET            98.69%
           BANKING                          14.58%
   3,415   CS Holding - Registered                  $  364,074
     415   Schweiz Bankgesellscraft - Bearer           373,078
   1,875   Schweizerischer Bankverein - Bearer         355,932
                                                    ----------
                                                     1,093,084
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   6.85%
     365   Forbo Holding AG                            147,732
   2,445   Holderbank Finance Glaris -
             Registered                                366,336
                                                    ----------
                                                       514,068
                                                    ----------
           BUSINESS & PUBLIC SERVICES        3.28%
     445   Adecco SA                                   144,210
      95   Danzas Namen                                101,763
                                                    ----------
                                                       245,973
                                                    ----------
           ELECTRICAL & ELECTRONICS          4.17%
     275   ABB AG - Bearer                             312,474
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS         4.72%
     325   Nestle SA - Registered                      353,864
                                                    ----------
           HEALTH & PERSONAL CARE           46.31%
   1,550   Novartis Namen                            1,771,729
      30   Roche Holding AG - Inhaber                  354,915
     160   Roche Holding AG - Genussein              1,346,712
                                                    ----------
                                                     3,473,356
                                                    ----------
           INSURANCE                         9.68%
     350   Schweizerische Rueckversicherungs -
             Gesellschaft                              358,068
   1,235   Zuerich Versicherungs - Registered          367,569
                                                    ----------
                                                       725,637
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           LEISURE & TOURISM                 1.05%
      30   Kuoni Reisen Holding AG
             Namen - Series B                        $  78,915
                                                     ---------
           MACHINERY & ENGINEERING           4.42%
     120   Georg Fischer - Bearer                      122,441
     110   Schindler Namen                             117,085
      60   Sulzer AG - Bearer                           35,797
      90   Sulzer AG - Registered                       56,136
                                                     ---------
                                                       331,459
                                                     ---------
           MERCHANDISING                     0.91%
     325   Valora Holding AG - Registered               68,525
                                                     ---------
           RECREATION, OTHER CONSUMER
             GOODS                           1.70%
     495   S.M.H. AG - Bearer                           65,189
     110   S.M.H. AG - Registered                       62,644
                                                     ---------
                                                       127,833
                                                     ---------
           TRANSPORTATION - AIRLINES         1.02%
      90   Swissair - Registered                        76,698
                                                     ---------
           TOTAL COMMON STOCK - BASKET
             (Cost $7,178,600)                       7,401,886
                                                     ---------
           COMMON STOCK - NON-BASKET         1.31%
           HEALTH & PERSONAL CARE            1.31%
   1,550   Novartis Rights (Expiration date
             3/12/97)*                                  98,097
                                                     ---------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $95,148)                             98,097
                                                     ---------
           TOTAL INVESTMENTS
             (Cost $7,273,748)(DAGGAR)    100.00%   $7,499,983
                                          =======   ==========
------------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 7,310,929.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost          $   304,071
            Excess of tax cost over value             (115,017)
                                                   -----------
                                                   $   189,054
                                                   ===========
               See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
 UNITED KINGDOM WEBS INDEX SERIES
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           COMMON STOCK - BASKET            99.36%
           AEROSPACE & MILITARY TECHNOLOGY   1.51%
  10,440   British Aerospace Plc                    $  217,595
  37,680   Rolls-Royce Plc                             143,237
                                                    ----------
                                                       360,832
                                                    ----------
           BANKING                          15.41%
  29,920   Abbey National Plc                          368,793
  34,040   Barclays Plc                                615,897
  41,120   HSBC Holdings Plc ($HK10)                 1,029,454
  20,560   HSBC Holdings Plc (75p)                     530,660
 119,160   Lloyds Bank TSB Group Plc                   988,573
  16,200   Royal Bank of Scotland Plc                  152,635
                                                    ----------
                                                     3,686,012
                                                    ----------
           BEVERAGES & TOBACCO               2.31%
  50,880   Guinness Plc                                380,604
  15,560   Scottish & Newcastle Plc                    172,118
                                                    ----------
                                                       552,722
                                                    ----------
           BROADCASTING & PUBLISHING         3.45%
  36,080   British Sky Broadcasting Plc                351,715
  15,000   Pearson Plc                                 188,194
  15,360   Reed International Plc                      286,559
                                                    ----------
                                                       826,468
                                                    ----------
           BUILDING MATERIALS & COMPONENTS   2.50%
  21,680   Blue Circle Industries Plc                  140,599
  12,080   BPB Industries Plc                           67,305
   6,360   Hepworth Plc                                 26,927
  12,960   Redland Plc                                  74,005
   6,760   RMC Group Plc                               104,830
  15,800   Williams Holdings Plc                        82,360
  13,320   Wolseley British Plc                        102,682
                                                    ----------
                                                       598,708
                                                    ----------
           BUSINESS & PUBLIC SERVICES        3.38%
   7,360   Anglian Water Plc                            78,231
   4,480   De La Rue Plc                                45,572
  38,720   Reuters Holdings Plc                        415,038
  10,800   Thames Water Plc                            121,227
  13,720   United Utilities Plc                        149,414
                                                    ----------
                                                       809,482
                                                    ----------
           CHEMICALS                         1.95%
  10,960   BOC Group Plc                               176,845
  14,480   Courtaulds Plc                               86,346
  16,360   Imperial Chemical Industries Plc            202,187
                                                    ----------
                                                       465,378
                                                    ----------
           CONSTRUCTION & HOUSING            0.16%
  12,440   Taylor Woodrow Plc                           39,070
                                                    ----------
           ELECTRICAL & ELECTRONICS          1.60%
  63,040   General Electric Company Plc                383,115
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                     0.16%
   6,200   Bowthorpe Plc                             $  38,084
                                                     ---------
           ENERGY SOURCES                    6.64%
 125,720   British Petroleum Company Plc             1,393,737
   5,160   Burmah Castrol Plc                           87,006
  27,040   LASMO Plc                                   106,540
                                                     ---------
                                                     1,587,283
                                                     ---------
           FINANCIAL SERVICES                0.98%
   4,560   Mercury Asset Management
             Group Plc                                  99,952
   4,880   Schroder Plc                                134,513
                                                     ---------
                                                       234,465
                                                     ---------
           FOOD & HOUSEHOLD PRODUCTS         5.58%
  25,960   Associated British Foods Plc                206,263
  23,360   Cadbury Schweppes Plc                       193,608
  52,840   Grand Metropolitan Plc                      390,955
  19,520   Unilever Plc                                502,066
  10,600   United Biscuits Holdings Plc                 41,678
                                                     ---------
                                                     1,334,570
                                                     ---------
           FOREST PRODUCTS & PAPER           0.50%
  19,600   Arjo Wiggins Appleton Plc                    52,283
  12,640   Rexam Plc                                    67,538
                                                     ---------
                                                       119,821
                                                     ---------
           HEALTH & PERSONAL CARE           12.00%
  78,560   Glaxo Wellcome Plc                        1,332,975
  60,888   SmithKline Beecham Plc                      912,923
  21,240   Zeneca Plc                                  625,488
                                                     ---------
                                                     2,871,386
                                                     ---------
           INDUSTRIAL COMPONENTS             0.91%
  14,440   BBA Group Plc                                81,160
  13,720   BICC Plc                                     62,116
  22,480   Lucasvarity Plc                              74,819
                                                     ---------
                                                       218,095
                                                     ---------
           INSURANCE                         3.80%
  20,080   Commercial Union Plc                        223,754
  28,296   Legal & General Group Plc                   180,736
  52,080   Prudential Corporation Plc                  482,621
  11,080   Sedgwick Group Plc                           22,958
                                                     ---------
                                                       910,069
                                                     ---------
           LEISURE & TOURISM                 3.56%
  23,520   Bass                                        328,088
   6,600   Carlton Communications Plc                   56,478
  13,600   Granada Group Plc                           201,637
  29,920   Ladbroke Group Plc                          113,250
  22,280   Rank Organisation Plc                       152,306
                                                     ---------
                                                       851,759
                                                     ---------
                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
PORTFOLIO OF INVESTMENTS (Unaudited)                       WEBS INDEX FUND, INC.
================================================================================
UNITED KINGDOM WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           MACHINERY & ENGINEERING           0.88%
  13,680   GKN Plc                                  $  209,463
                                                    ----------
           MERCHANDISING                     8.61%
  22,680   Boots Company Plc                           251,061
  24,440   Great Universal Stores Plc                  260,576
  17,400   Kingfisher Plc                              192,187
  69,400   Marks & Spencer Plc                         561,601
  12,360   Next Plc                                    119,984
  28,480   Safeway Plc                                 168,668
  43,320   Sainsbury Plc                               217,684
  52,120   Tesco Plc                                   288,265
                                                    ----------
                                                     2,060,026
                                                    ----------
           METALS - NON FERROUS              1.50%
  23,520   RTZ Corporation Plc                         359,746
                                                    ----------
           METALS - STEEL                    0.43%
  42,080   British Steel Plc                           103,324
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                     0.56%
  15,240   Caradon Plc                                  67,879
  28,320   Pilkington Plc                               66,534
                                                    ----------
                                                       134,413
                                                    ----------
           MULTI-INDUSTRY                    5.22%
  72,200   B.A.T. Industries Plc                       632,555
  91,680   BTR Plc                                     356,739
  15,672   Hanson Plc                                   70,698
  18,200   Lonrho Plc                                   42,610
  16,880   TI Group Plc                                145,823
                                                    ----------
                                                     1,248,425
                                                    ----------
           REAL ESTATE                       1.69%
  14,520   British Land Corporation Plc                126,146
  15,320   Land Securities Plc                         197,457
  10,520   MEPC Plc                                     79,896
                                                    ----------
                                                       403,499
                                                    ----------
           RECREATION, OTHER CONSUMER
             GOODS                           0.96%
  10,440   EMI Group Plc                               196,559
  10,440   Thorn Plc                                    32,448
                                                    ----------
                                                       229,007
                                                    ----------
--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  --------                                     -----
           TELECOMMUNICATIONS                7.38%
 140,200   British Telecommunications Plc           $  973,273
  53,800   Cable & Wireless Plc                        437,557
  74,360   Vodafone Group Plc                          353,643
                                                    ----------
                                                     1,764,473
                                                    ----------
           TEXTILES & APPAREL                0.23%
  25,560   Coats Viyella Plc                            54,211
                                                    ----------
           TRANSPORTATION - AIRLINES         1.04%
  24,240   British Airways Plc                         249,347
                                                    ----------
           TRANSPORTATION - SHIPPING         0.69%
  15,120   Peninsular & Oriental Steam Plc             164,537
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      3.77%
  95,960   BG Plc                                      266,933
  95,960   Centrica Plc*                               102,937
  39,080   National Grid Plc                           132,300
  26,520   National Power Group Plc                    211,577
  19,760   Scottish Power Plc                          113,157
   5,760   Southern Electricity Plc                     74,569
                                                    ----------
                                                       901,473
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $21,105,516)                     23,769,263
                                                    ----------
           COMMON STOCK - NON-BASKET         0.64%
           ENERGY SOURCES                    0.45%
  12,540   Energy Group Plc                            107,103
                                                    ----------
           HEALTH & PERSONAL CARE            0.00%
      13   SmithKline Beecham Plc                          195
                                                    ----------
           INSURANCE                         0.00%
       3   Legal & General Group Plc                        19
                                                    ----------
           MULTI-INDUSTRY                    0.00%
       3   Hanson Plc                                       13
                                                    ----------
           UTILITIES - ELECTRICAL & GAS      0.19%
   4,200   East Midlands Electric Plc                   45,910
                                                    ----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $160,984)                           153,240
                                                    ----------
           TOTAL INVESTMENTS
             (Cost $21,266,500)(DAGGAR)   100.00%  $23,922,503
                                          =======  ===========

----------------
*  Non-Income producing security.
(DAGGAR) Aggregate cost for Federal income tax purposes is $ 21,349,010.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
            Excess of value over tax cost         $  2,930,098
            Excess of tax cost over value             (356,605)
                                                  ------------
                                                  $  2,573,493
                                                  ============
                 See accompanying notes to financial statements.

FEBRUARY 28, 1997
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)           WEBS INDEX FUNDS, INC.

====================================================================================================================================
                                                            AUSTRALIA     AUSTRIA     BELGIUM     CANADA      FRANCE      GERMANY
                                                              WEBS         WEBS        WEBS        WEBS        WEBS        WEBS
                                                              INDEX        INDEX       INDEX       INDEX       INDEX       INDEX
                                                             SERIES       SERIES      SERIES      SERIES      SERIES      SERIES
                                                             -------      -------     -------     ------      ------      -------
ASSETS
  Investments, at value                                    $12,575,435  $1,938,774  $3,762,947 $22,753,147  $11,570,084 $17,410,763
  Cash and foreign currency                                    115,306      63,530      39,110      24,488       11,800     196,073
  Collateral for securities loaned, at value                 3,926,419          --     859,554          --    2,985,689   5,557,125
  Dividends receivable                                          28,703         926       3,584      33,778       68,633       5,687
  Interest receivable                                              669          96         254          61          724       1,045
  Receivable for securities sold                                    --          --       2,776          --           --          --
  Receivable for shares sold                                        --          --          --          --           --          --
  Deferred organization cost                                    99,722      74,125      32,419      70,465      193,157     183,498
  Prepaid expenses                                               4,943         859       1,452       8,762        4,680       6,809
                                                           -----------  ----------  ---------- -----------  -----------  ----------
      Total assets                                          16,751,197   2,078,310   4,702,096  22,890,701   14,834,767  23,361,000
                                                           -----------  ----------  ---------- -----------  -----------  ----------
LIABILITIES
  Payable for securities purchased                                  --          --          --          --           --          --
  Liability for in-kind subscriptions                               --          --          --          --           --          --
  Payable upon return of securities loaned                   3,926,419          --     859,554          --    2,985,689   5,557,125
  Advisory fee payable                                           2,453         419         783       4,736        2,452       3,625
  Administration fee payable                                     1,545         264         493       2,982        1,544       2,282
  Distribution fee payable                                       2,272         388         725       4,386        2,271       3,356
  Accrued expenses                                               3,872       2,716       4,268       2,917        8,017       9,721
  Deferred organization cost payable                             1,249      50,183         846       1,074        1,862       1,808
                                                           -----------  ----------  ---------- -----------  -----------  ----------
      Total liabilities                                      3,937,810      53,970     866,669      16,095    3,001,835   5,577,917
                                                           -----------  ----------  ---------- -----------  -----------  ----------
NET ASSETS
  Capital stock, $0.001 par value                                1,200         200         240       1,800          801       1,201
  Paid-in capital                                           12,055,978   3,355,113   3,635,747  19,822,897   10,050,411  15,978,421
  Accumulated net investment income/(loss)                     (11,427)    (15,031)    (29,058)     18,757      (61,950)    (42,192)
  Accumulated net realized gain/(loss) on investments          (25,332) (1,221,603)     17,672     630,978      428,866     740,687
  Net unrealized appreciation/(depreciation) on investments
    and translation of other assets and liabilities
    denominated in foreign currencies                          792,968     (94,339)    210,826   2,400,174    1,414,804   1,104,966
                                                           -----------  ----------  ---------- -----------  -----------  ----------
  Net Assets                                               $12,813,387  $2,024,340  $3,835,427 $22,874,606  $11,832,932 $17,783,083
                                                           ===========  ==========  ========== ===========  =========== ===========
  Shares of common stock issued and outstanding              1,200,030     200,030     240,030   1,800,030      801,000   1,201,000
                                                           ===========  ==========  ========== ===========  =========== ===========
  Net Asset Value Per Share                                     $10.68      $10.12      $15.98      $12.71       $14.77      $14.81
                                                           ===========  ==========  ========== ===========  =========== ===========

                                                                                                              MEXICO
                                                           HONG KONG     ITALY        JAPAN      MALAYSIA     (FREE)    NETHERLANDS
                                                             WEBS        WEBS         WEBS         WEBS        WEBS        WEBS
                                                             INDEX       INDEX        INDEX        INDEX       INDEX       INDEX
                                                            SERIES      SERIES       SERIES       SERIES      SERIES      SERIES
                                                            -------     ------       ------       ------      ------      -------
ASSETS
  Investments, at value                                  $15,562,227  $28,559,418 $106,574,819  $22,227,700 $8,806,318  $7,840,907
  Cash and foreign currency                                   48,028      153,767      342,117       45,257     64,392     207,165
  Collateral for securities loaned, at value               3,599,438   10,549,283   20,037,812    6,327,950  1,244,700   2,541,820
  Dividends receivable                                        14,990           --       30,039       10,803         --         931
  Interest receivable                                            459        2,185        2,532        3,067        573         732
  Receivable for securities sold                                  --           --           --           --         --          --
  Receivable for shares sold                                      --           --    7,229,805           --         --          --
  Deferred organization cost                                  51,229       97,318      404,889       54,312     54,868      45,971
  Prepaid expenses                                             5,526       13,065       32,746        7,560      3,482       3,091
                                                        ------------  ----------- ------------  ----------- ----------  ----------
      Total assets                                        19,281,897   39,375,036  134,654,759   28,676,649 10,174,333  10,640,617
                                                        ------------  ----------- ------------  ----------- ----------  ----------
LIABILITIES
  Payable for securities purchased                                --           --           --           --         --          --
  Liability for in-kind subscriptions                             --           --    7,170,760           --         --          --
  Payable upon return of securities loaned                 3,599,438   10,549,283   20,037,812    6,327,950  1,244,700   2,541,820
  Advisory fee payable                                         2,987        6,494       15,829        3,937      1,848       1,654
  Administration fee payable                                   1,881        4,089        9,966        2,479      1,163       1,042
  Distribution fee payable                                     2,766        6,013       14,656        3,645      1,711       1,532
  Accrued expenses                                            15,773           --       70,436       15,850      5,377         553
  Deferred organization cost payable                             964        1,266        2,856          973      1,034         989
                                                        ------------  ----------- ------------  ----------- ----------  ----------
      Total liabilities                                    3,623,809   10,567,145   27,322,315    6,354,834  1,255,833   2,547,590
                                                        ------------  ----------- ------------  ----------- ----------  ----------
NET ASSETS
  Capital stock, $0.001 par value                              1,051        1,950        9,001        1,425        700         401
  Paid-in capital                                         14,863,286   28,900,868  130,361,935   20,365,421  7,441,000   6,594,813
  Accumulated net investment income/(loss)                   (31,016)    (197,777)    (265,441)     (14,765)   (26,487)     (9,423)
  Accumulated net realized gain/(loss) on investments        221,375     (857,705)    (733,054)       2,105    326,525      13,249
  Net unrealized appreciation/(depreciation) on
  investments and translation of other assets
  and liabilities denominated in foreign currencies          603,392      960,555  (22,039,997)   1,967,629  1,176,762   1,493,987
                                                        ------------  ----------- ------------  ----------- ----------  ----------
  Net Assets                                             $15,658,088  $28,807,891 $107,332,444  $22,321,815 $8,918,500  $8,093,027
                                                        ============  =========== ============  =========== ==========  ==========
  Shares of common stock issued and outstanding            1,051,000    1,950,030    9,001,000    1,425,030    700,030     401,000
                                                        ============  =========== ============  =========== ==========  ==========
  Net Asset Value Per Share                                   $14.90       $14.77       $11.92       $15.66     $12.74      $20.18
                                                        ============  =========== ============  =========== ==========  ==========

                                                              SINGAPORE                                       UNITED
                                                                (FREE)      SPAIN      SWEDEN   SWITZERLAND   KINGDOM
                                                                 WEBS       WEBS        WEBS       WEBS        WEBS
                                                                 INDEX      INDEX       INDEX      INDEX       INDEX
                                                                SERIES     SERIES      SERIES     SERIES      SERIES
                                                               -------     ------      ------     ------      ------
ASSETS
  Investments, at value                                      $15,289,376 $3,643,249  $4,941,212 $7,499,983 $23,922,503
  Cash and foreign currency                                      102,593    475,195     152,195     35,739     106,298
  Collateral for securities loaned, at value                   2,021,350    785,844   1,314,625  1,388,754          --
  Dividends receivable                                                --      1,675          --     12,255      94,866
  Interest receivable                                                717        255         413        270         298
  Receivable for securities sold                                      --      7,281          --         --          --
  Receivable for shares sold                                          --         --          --         --          --
  Deferred organization cost                                      64,489     80,469      52,416    119,564     115,252
  Prepaid expenses                                                 5,153      1,563       2,650      3,062       9,236
                                                             ----------- ----------  ---------- ---------- -----------
      Total assets                                            17,483,678  4,995,531   6,463,511  9,059,627  24,248,453
                                                             ----------- ----------  ---------- ---------- -----------
LIABILITIES
  Payable for securities purchased                                    --    435,296          --         --          --
  Liability for in-kind subscriptions                                 --         --          --         --          --
  Payable upon return of securities loaned                     2,021,350    785,844   1,314,625  1,388,754          --
  Advisory fee payable                                             2,770        803       1,070      1,592       4,973
  Administration fee payable                                       1,744        506         674      1,003       3,131
  Distribution fee payable                                         2,565        744         991      1,474       4,605
  Accrued expenses                                                38,480      9,775          --     11,701       7,647
  Deferred organization cost payable                               2,920      1,158         981      1,405          --
                                                             ----------- ----------  ---------- ---------- -----------
      Total liabilities                                        2,069,829  1,234,126   1,318,341  1,405,929      20,356
                                                             ----------- ----------  ---------- ---------- -----------
NET ASSETS
  Capital stock, $0.001 par value                                  1,300        225         300        626       1,601
  Paid-in capital                                             15,667,287  2,886,265   4,125,250  7,565,062  21,205,973
  Accumulated net investment income/(loss)                       (43,816)    24,550     (53,344)   (37,958)     (9,134)
  Accumulated net realized gain/(loss) on investments           (122,132)   297,211      41,541    (98,032)    373,265
  Net unrealized appreciation/(depreciation) on investments
    and translation of other assets and liabilities
    denominated in foreign currencies                            (88,790)   553,154   1,031,423    224,000   2,656,392
                                                             ----------- ----------  ---------- ---------- -----------
  Net Assets                                                 $15,413,849 $3,761,405  $5,145,170 $7,653,698 $24,228,097
                                                             =========== ==========  ========== ========== ===========
  Shares of common stock issued and outstanding                1,300,030    225,030     300,030    626,000   1,601,000
                                                             =========== ==========  ========== ========== ===========
  Net Asset Value Per Share                                       $11.86     $16.72      $17.15     $12.23      $15.13
                                                             =========== ==========  ========== ========== ===========

                See accompanying notes to financial statements.

                                     42 & 43

FOR THE SIX MONTH PERIOD ENDING FEBRUARY 28, 1997
STATEMENTS OF OPERATIONS (Unaudited)                                                                           WEBS INDEX FUND, INC.
====================================================================================================================================

                                                            AUSTRALIA      AUSTRIA     BELGIUM     CANADA     FRANCE      GERMANY
                                                              WEBS          WEBS        WEBS        WEBS       WEBS        WEBS
                                                              INDEX         INDEX       INDEX       INDEX      INDEX       INDEX
                                                             SERIES        SERIES      SERIES      SERIES     SERIES      SERIES
                                                            ---------      -------     -------     ------     -------     -------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes)               $209,579     $  1,890     $ 1,258  $  186,296 $   15,425    $  47,047
  Interest                                                      6,281          974         850       1,369      3,897       10,614
                                                             --------     --------     -------  ---------- ----------    ---------
  Total investment income                                     215,860        2,864       2,108     187,665     19,322       57,661
                                                             --------     --------     -------  ---------- ----------    ---------
  EXPENSES:
  Advisory fees                                                14,680        3,818       3,489      26,722     15,515       21,379
  Administration fees (1)                                       9,243        2,404       2,197      16,825      9,769       13,461
  Distribution fees                                            13,592        3,536       3,231      24,742     14,366       19,795
  Custodian fees and expenses                                   5,497        4,774       3,852      10,108      9,667       10,858
  Transfer agent fees                                           3,160        3,160       3,160       3,160      3,160        3,160
  Directors' fees                                               4,078        1,050         968       7,443      4,286        5,903
  Legal fees                                                    7,356        1,653       1,900      14,015      7,663       10,083
  Audit fees                                                    6,117          625       1,452      11,164      6,429        8,855
  Federal and state registration fees                            (331)      (4,020)        521       1,510     (4,751)      (4,754)
  Amortization of deferred organization costs                   3,524        2,619       1,146       2,490      6,826        6,485
  Insurance                                                     3,432        2,471         972       2,311      7,269        6,838
  Printing                                                      2,549         (294)        605       4,652      2,679        3,690
  Licensing fees                                                1,631          424         388       2,969      1,724        2,375
  Amex listing fee                                                367           95          87         670        386          531
  Miscellaneous expenses                                        3,551          893         964       6,626      4,067        5,018
                                                             --------     --------     -------  ---------- ----------    ---------
    Total expenses before waiver                               78,446       23,208      24,932     135,407     89,055      113,677
    Less: Fees waived                                            (247)         (73)        (50)       (433)      (261)        (371)
                                                             --------     --------     -------  ---------- ----------    ---------
    Total expenses after waiver                                78,199       23,135      24,882     134,974     88,794      113,306
                                                             --------     --------     -------  ---------- ----------    ---------
  Net investment income/(loss)                                137,661      (20,271)    (22,774)     52,691    (69,472)     (55,645)
                                                             --------     --------     -------  ---------- ----------    ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN
  FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments                     (12,351)     (42,355)     23,260     236,904     63,790       70,225
  Net realized gain/(loss) on investments on
    in-kind redemptions                                       (11,300)  (1,170,090)         --     394,403    369,184      674,889
  Net realized gain/(loss) on foreign currency
    related transactions                                       (1,681)      (2,971)     (3,125)       (329)    (4,108)      (4,427)
                                                             --------     --------     -------  ---------- ----------    ---------
                                                              (25,332)  (1,215,416)     20,135     630,978    428,866      740,687
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies             514,357    1,082,733     179,859   2,374,193  1,530,963      811,819
                                                             --------     --------     -------  ---------- ----------    ---------
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies                         489,025     (132,683)    199,994   3,005,171  1,959,829    1,552,506
                                                             --------     --------     -------  ---------- ----------    ---------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                          $626,686    $(152,954)   $177,220  $3,057,862 $1,890,357   $1,496,861
                                                             ========    ==========   ========  ========== ==========   ==========


------------------------

(1)  Without the administration fee deferral the administration fees for the six months ended February 28, 1997 would
have been as follows:                                         $17,328       $4,497      $4,112     $31,609    $18,284      $25,135
                                                              =======       ======      ======     =======    =======      =======

                                                                                                               MEXICO
                                                             HONG KONG    ITALY        JAPAN      MALAYSIA     (FREE)   NETHERLANDS
                                                               WEBS       WEBS         WEBS         WEBS        WEBS       WEBS
                                                               INDEX      INDEX        INDEX        INDEX       INDEX      INDEX
                                                              SERIES     SERIES       SERIES       SERIES      SERIES     SERIES
                                                              --------   -------      -------     --------     -------  -----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes)                $121,507  $  13,866    $  276,348   $  77,846   $ 31,049   $  41,719
  Interest                                                       3,266     21,653        25,527       7,256      3,835       4,227
                                                              --------  ---------    ----------   ---------   --------   ---------
  Total investment income                                      124,773     35,519       301,875      85,102     34,884      45,946
                                                              --------  ---------    ----------   ---------   --------   ---------
  EXPENSES:
  Advisory fees                                                 13,895     39,474       120,004      19,428     10,429      10,048
  Administration fees (1)                                        8,749     24,854        75,558      12,233      6,566       6,327
  Distribution fees                                             12,866     36,550       111,115      17,989      9,656       9,181
  Custodian fees and expenses                                    9,056     15,438        26,758       8,635     12,936       3,882
  Transfer agent fees                                            3,160      3,160         3,160       3,160      3,160       3,160
  Directors' fees                                                3,858     10,971        33,372       5,410      2,903       2,797
  Legal fees                                                     7,496     19,852        56,064      10,704      5,391       5,071
  Audit fees                                                     5,788     16,457        50,057       8,115      4,355       4,195
  Federal and state registration fees                            1,906     (3,612)        1,984       3,162        556        (187)
  Amortization of deferred organization costs                    1,810      3,439        14,308       1,919      1,939       1,624
  Insurance                                                      1,712      3,312        15,627       1,745      1,803       1,390
  Printing                                                       2,411      6,857        20,857       3,381      1,815       1,748
  Licensing fees                                                 1,544      4,386        13,334       2,159      1,159       1,240
  Amex listing fee                                                 347        988         3,004         487        261         252
  Miscellaneous expenses                                         3,280      9,326        28,365       4,598      2,468       2,377
                                                              --------  ---------    ----------   ---------   --------   ---------
    Total expenses before waiver                                77,878    191,452       573,567     103,125     65,397      53,105
    Less: Fees waived                                             (205)      (651)       (2,204)       (288)      (168)       (168)
                                                              --------  ---------    ----------   ---------   --------   ---------
    Total expenses after waiver                                 77,673    190,801       571,363     102,837     65,229      52,937
                                                              --------  ---------    ----------   ---------   --------   ---------
  Net investment income/(loss)                                  47,100   (155,282)     (269,488)    (17,735)   (30,345)     (6,991)
                                                              --------  ---------    ----------   ---------   --------   ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN
  FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments                      221,412   (306,693)      (73,711)      1,977    326,660      16,974
  Net realized gain/(loss) on investments on
    in-kind redemptions                                             --   (549,069)     (645,583)         --         --          --
  Net realized gain/(loss) on foreign currency
    related transactions                                           (37)     1,403       (13,760)        128       (135)     (1,258)
                                                              --------  ---------    ----------   ---------   --------   ---------
                                                               221,375   (854,359)     (733,054)      2,105    326,525      15,716
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies              651,753  2,629,792   (13,291,031)  1,882,654    620,549   1,128,097
                                                              --------  ---------    ----------   ---------   --------   ---------
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies                          873,128  1,775,433   (14,024,085)  1,884,759    947,074   1,143,813
                                                              --------  ---------    ----------   ---------   --------   ---------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $920,228 $1,620,151  $(14,293,573) $1,867,024   $916,729  $1,136,822
                                                              ======== ==========  ============= ==========   ========  ==========


---------------------

(1)  Without the administration fee deferral the
administration fees for the six months ended
February 28, 1997 would have been as follows:                  $16,388    $46,640      $141,803      $22,975   $12,322     $11,876
                                                               =======    =======      ========      =======   =======     =======


                                                              SINGAPORE                                      UNITED
                                                               (FREE)      SPAIN      SWEDEN   SWITZERLAND   KINGDOM
                                                                WEBS       WEBS        WEBS       WEBS        WEBS
                                                                INDEX      INDEX       INDEX      INDEX       INDEX
                                                               SERIES     SERIES      SERIES     SERIES      SERIES
                                                              ---------   -------     ------   -----------   -------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes)                $ 26,333   $ 50,855      $   --    $ 3,912   $  198,190
  Interest                                                       2,018      2,997       2,320      1,739        1,724
                                                              --------   --------      ------    -------   ----------
  Total investment income                                       28,351     53,852       2,320      5,651      199,914
                                                              --------   --------      ------    -------   ----------
  EXPENSES:
  Advisory fees                                                 13,805      5,487       6,558      8,154       24,123
  Administration fees (1)                                        8,692      3,455       4,129      5,134       15,189
  Distribution fees                                             12,783      5,080       6,072      7,550       22,336
  Custodian fees and expenses                                    7,273      4,272       2,829      5,260        6,374
  Transfer agent fees                                            3,160      3,160       3,160      3,160        3,160
  Directors' fees                                                3,835      1,027       1,826      1,459        6,692
  Legal fees                                                     7,339      2,651       3,316      4,095       12,715
  Audit fees                                                     5,752      1,790       2,739      3,389       10,038
  Federal and state registration fees                            1,523       (473)       (111)       259        1,492
  Amortization of deferred organization costs                    2,279      2,844       1,852      4,225        4,073
  Insurance                                                      2,118      2,876       2,355      4,366        5,490
  Printing                                                       2,397        954       1,141      1,212        4,182
  Licensing fees                                                 1,534        610         729        906        2,680
  Amex listing fee                                                 345        137         164        203          602
  Miscellaneous expenses                                         3,260      1,298       1,722      1,919        6,245
                                                              --------   --------      ------    -------   ----------
    Total expenses before waiver                                76,095     35,168      38,481     51,291      125,391
    Less: Fees waived                                             (212)       (95)       (109)      (130)        (353)
                                                              --------   --------      ------    -------   ----------
    Total expenses after waiver                                 75,883     35,073      38,372     51,161      125,038
                                                              --------   --------      ------    -------   ----------
  Net investment income/(loss)                                 (47,532)    18,779     (36,052)   (45,510)      74,876
                                                              --------   --------      ------    -------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY RELATED TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN
  FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments                       74,208    105,231      45,963    (43,895)      (8,079)
  Net realized gain/(loss) on investments on
    in-kind redemptions                                       (117,575)   205,282          --    (13,406)     381,027
  Net realized gain/(loss) on foreign currency
    related transactions                                          (794)    (6,800)       (613)    (4,622)       8,467
                                                              --------   --------      ------    -------   ----------
                                                               (44,161)   303,713      45,350    (61,923)     381,415
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies              434,520    408,945     741,599    137,264    1,792,127
                                                              --------   --------      ------    -------   ----------
  Net realized and unrealized gain/(loss) on investments
    and foreign currency related transactions and
    translation of other assets and liabilities
    denominated in foreign currencies                          390,359    712,658     786,949     75,341    2,173,542
                                                              --------   --------      ------    -------   ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                           $342,827   $731,437    $750,897    $29,831   $2,248,418
                                                              ========   ========    ========    =======   ==========


---------------------

(1)  Without the administration fee deferral the
administration fees for the six months ended
February 28, 1997 would have been as follows:                  $16,286     $6,483      $7,754     $9,597      $28,417
                                                               =======     ======      ======     ======      =======


                 See accompanying notes to financial statements.
                                     44 & 45

STATEMENTS OF CHANGES IN NET ASSETS                                                                            WEBS INDEX FUND, INC.
====================================================================================================================================

                                                                AUSTRALIA                AUSTRIA                  BELGIUM
                                                                  WEBS                    WEBS                     WEBS
                                                                  INDEX                   INDEX                    INDEX
                                                                 SERIES                  SERIES                   SERIES
                                                             ---------------         --------------          ----------------
                                                        For the six    For the  For the six    For the   For the six    For the
                                                           months      period      months      period       months      period
                                                           ending    03/12/96*-    ending    03/12/96*-     ending    03/12/96*-
                                                          02/28/97    08/31/96    02/28/97    08/31/96     02/28/97    08/31/96
                                                         (Unaudited)             (Unaudited)              (Unaudited)
                                                          ---------   ---------   ---------   ---------    ---------   ---------
OPERATIONS:
  Net investment income/(loss)                           $  137,661   $  83,647 $   (20,271)   $  31,488 $   (22,774) $   42,944
  Net realized gain/(loss) on investments and
    foreign currency related transactions                   (25,332)     23,767  (1,215,416)      85,287      20,135      18,047
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies           514,357     278,611   1,082,733   (1,177,072)    179,859      30,967
                                                        ----------- -----------  ----------  -----------  ----------  ----------
  Net increase/(decrease) in net assets resulting
    from operations                                         626,686     386,025    (152,954)  (1,060,297)    177,220      91,958
                                                        ----------- -----------  ----------  -----------  ----------  ----------
DISTRIBUTIONS:
  Net investment income.                                   (115,003)    (83,647)         --      (26,054)       (400)    (42,944)
  In excess of net investment income                             --     (47,153)         --       (7,923)         --      (7,116)
  Net realized gains                                             --     (21,359)         --      (33,980)     (1,520)     (5,241)
  In excess of net realized gains                                --          --          --           --          --          --
  Return of capital                                              --     (34,847)         --     (100,047)         --          --
                                                        ----------- -----------  ----------  -----------  ----------  ----------
  Net decrease in net assets from distributions            (115,003)   (187,006)         --     (168,004)     (1,920)    (55,301)
                                                        ----------- -----------  ----------  -----------  ----------  ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares                    2,092,041  11,977,456          --   19,180,869   1,860,340   2,982,750
  Cost of shares redeemed                                (1,967,117)         -- (11,342,765)  (4,432,844)         --  (1,220,075)
                                                        ----------- -----------  ----------  -----------  ----------  ----------
  Net increase/(decrease) in net assets derived from
    capital share transactions                              124,924  11,977,456 (11,342,765)  14,748,025   1,860,340   1,762,675
                                                        ----------- -----------  ----------  -----------  ----------  ----------
  Total increase/(decrease) in net assets                   636,607  12,176,475 (11,495,719)  13,519,724   2,035,640   1,799,332

  NET ASSETS:
  Beginning of period                                    12,176,780         305  13,520,059          335   1,799,787         455
                                                        ----------- -----------  ----------  -----------  ----------  ----------
  End of period                                         $12,813,387 $12,176,780  $2,024,340  $13,520,059  $3,835,427  $1,799,787
                                                        =========== ===========  ==========  ===========  ==========  ==========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold                                               200,000   1,200,000          --    1,700,000     120,000     200,000
  Shares redeemed                                          (200,000)         --  (1,100,000)    (400,000)         --     (80,000)
                                                        ----------- -----------  ----------  -----------  ----------  ----------
      Net increase/(decrease) in shares                          --   1,200,000  (1,100,000)   1,300,000     120,000     120,000
                                                        =========== ===========  ==========  ===========  ==========  ==========



                                                               CANADA                    FRANCE                    GERMANY
                                                                WEBS                      WEBS                      WEBS
                                                                INDEX                     INDEX                     INDEX
                                                               SERIES                    SERIES                    SERIES
                                                          ----------------          ----------------           --------------
                                                     For the six      For the   For the six     For the   For the six    For the
                                                        months        period       months       period       months      period
                                                        ending      03/12/96*-     ending     03/12/96*-     ending    03/12/96*-
                                                       02/28/97      08/31/96     02/28/97     08/31/96     02/28/97    08/31/96
                                                      (Unaudited)                (Unaudited)               (Unaudited)
                                                       ---------     ---------  -----------    ---------    ---------   ---------
OPERATIONS:
  Net investment income/(loss)                        $   52,691    $  40,304    $  (69,472)  $  146,220    $  (55,645)  $  60,634
  Net realized gain/(loss) on investments and
    foreign currency related transactions                630,978       71,510       428,866      583,565       740,687     (40,272)
  Net change in unrealized appreciation/
    (depreciation)on investments and translation
    of other assets and liabilities denominated
    in foreign currencies                              2,374,193       25,981     1,530,963     (116,159)      811,819     293,147
                                                     -----------  -----------   -----------  -----------   ----------- -----------
  Net increase/(decrease) in net assets resulting
    from operations                                    3,057,862      137,795     1,890,357      613,626     1,496,861     313,509
                                                     -----------  -----------   -----------  -----------   ----------- -----------
DISTRIBUTIONS:
  Net investment income.                                 (39,101)     (35,145)           --     (140,840)           --     (48,171)
  In excess of net investment income                          --       (7,532)           --      (20,645)           --     (19,615)
  Net realized gains                                          --       (3,392)           --       (8,421)           --          --
  In excess of net realized gains                             --           --            --           --            --     (14,044)
  Return of capital                                           --       (3,132)           --     (329,606)           --    (132,489)
                                                     -----------  -----------   -----------  -----------   ----------- -----------
  Net decrease in net assets from distributions          (39,101)     (49,201)           --     (499,512)           --    (214,319)
                                                     -----------  -----------   -----------  -----------   ----------- -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares                 9,629,688   15,788,335     2,736,516   30,831,940     8,444,727  32,463,206
  Cost of shares redeemed                             (3,550,242)  (2,100,833)  (15,723,875)  (8,028,940)  (20,822,544) (3,911,977)
                                                     -----------  -----------   -----------  -----------   ----------- -----------
  Net increase/(decrease) in net assets derived
  from capital share transactions                      6,079,446   13,687,502   (12,987,359)  22,803,000   (12,377,817) 28,551,229
                                                     -----------  -----------   -----------  -----------   ----------- -----------
  Total increase/(decrease) in net assets              9,098,207   13,776,096   (11,097,002)  22,917,114   (10,880,956) 28,650,419

  NET ASSETS:
  Beginning of period                                 13,776,399          303    22,929,934       12,820    28,664,039      13,620
                                                     -----------  -----------   -----------  -----------   ----------- -----------
  End of period                                      $22,874,606  $13,776,399   $11,832,932  $22,929,934   $17,783,083 $28,664,039
                                                     ===========  ===========   ===========  ===========   =========== ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold                                            800,000    1,500,000       200,000    2,400,000       600,000   2,400,000
  Shares redeemed                                       (300,000)    (200,000)   (1,200,000)    (600,000)   (1,500,000)   (300,000)
                                                     -----------  -----------   -----------  -----------   ----------- -----------
      Net increase/(decrease) in shares                  500,000    1,300,000    (1,000,000)   1,800,000      (900,000)  2,100,000
                                                     ===========  ===========   ===========  ===========   =========== ===========


                                                                HONG KONG                   ITALY
                                                                  WEBS                      WEBS
                                                                  INDEX                     INDEX
                                                                 SERIES                    SERIES
                                                             --------------           ---------------
                                                        For the six    For the   For the six     For the
                                                           months      period       months       period
                                                           ending    03/12/96*-     ending     03/12/96*-
                                                          02/28/97    08/31/96     02/28/97     08/31/96
                                                         (Unaudited)              (Unaudited)
                                                          ---------   ---------    ---------    ---------
OPERATIONS:
  Net investment income/(loss)                            $  47,100   $  66,748    $ (155,282)  $  346,291
  Net realized gain/(loss) on investments and
    foreign currency related transactions                   221,375      43,430      (854,359)     411,113
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies           651,753     (48,361)    2,629,792   (1,669,237)
                                                        -----------  ----------   -----------  -----------
  Net increase/(decrease) in net assets resulting
    from operations                                         920,228      61,817     1,620,151     (911,833)
                                                        -----------  ----------   -----------  -----------
DISTRIBUTIONS:
  Net investment income.                                    (73,684)    (66,748)           --     (346,291)
  In excess of net investment income                             --      (9,901)           --      (78,413)
  Net realized gains                                             --      (3,153)           --     (325,362)
  In excess of net realized gains                                --          --            --           --
  Return of capital                                              --     (24,346)           --     (195,546)
                                                        -----------  ----------   -----------  -----------
  Net decrease in net assets from distributions             (73,684)   (104,148)           --     (945,612)
                                                        -----------  ----------   -----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares                    6,966,086   8,886,964     4,356,097   39,202,785
  Cost of shares redeemed                                        --  (1,012,585)  (12,338,066)  (2,176,057)
                                                        -----------  ----------   -----------  -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions                            6,966,086   7,874,379    (7,981,969)  37,026,728
                                                        -----------  ----------   -----------  -----------
  Total increase/(decrease) in net assets                 7,812,630   7,832,048    (6,361,818)  35,169,283

  NET ASSETS:
  Beginning of period                                     7,845,458      13,410    35,169,709          426
                                                        -----------  ----------   -----------  -----------
  End of period                                         $15,658,088  $7,845,458   $28,807,891  $35,169,709
                                                        ===========  ==========   ===========  ===========
--------
*Commencement of operations.

Capital Share Transactions:
  Shares sold                                               450,000     675,000       300,000    2,700,000
  Shares redeemed                                                --     (75,000)     (900,000)    (150,000)
                                                        -----------  ----------   -----------  -----------
      Net increase/(decrease) in shares                     450,000     600,000      (600,000)   2,550,000
                                                        ===========  ==========   ===========  ===========

                See accompanying notes to financial statements.
                                     46 & 47

STATEMENTS OF CHANGES IN NET ASSETS                                                                            WEBS INDEX FUND, INC.
====================================================================================================================================

                                                                  JAPAN                 MALAYSIA               MEXICO (FREE)
                                                                  WEBS                    WEBS                     WEBS
                                                                  INDEX                   INDEX                    INDEX
                                                                 SERIES                  SERIES                    SERIES
                                                       ------------------------- ----------------------   ----------------------
                                                       For the six      For the  For the six    For the   For the six   For the
                                                          months        period      months      period       months     period
                                                          ending      03/12/96*-    ending    03/12/96*-     ending   03/12/96*-
                                                         02/28/97      08/31/96    02/28/97    08/31/96     02/28/97   08/31/96
                                                        (Unaudited)               (Unaudited)              (Unaudited)
                                                       -----------    ---------- -----------  ----------  ----------- ----------
OPERATIONS:
  Net investment income/(loss)                          $  (269,488)   $ (395,549)  $ (17,735) $  (9,877) $ (30,345)  $     162
  Net realized gain/(loss) on investments and
    foreign currency related transactions                  (733,054)      167,831       2,105      3,867     326,525       (165)
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies       (13,291,031)   (8,748,966)  1,882,654     84,975     620,549    556,213
                                                       ------------  ------------ ----------- ----------  ---------- ----------
  Net increase/(decrease) in net assets resulting
    from operations                                     (14,293,573)   (8,976,684)  1,867,024     78,965     916,729    556,210
                                                       ------------  ------------ ----------- ----------  ---------- ----------
DISTRIBUTIONS:
  Net investment income.                                         --            --          --         --          --         --
  In excess of net investment income                             --            --          --         --          --     (2,004)
  Net realized gains                                             --            --          --         --          --         --
  In excess of net realized gains                                --            --          --         --          --         --
  Return of capital                                              --            --          --     (4,200)         --     (5,496)
                                                       ------------  ------------ ----------- ----------  ---------- ----------
  Net decrease in net assets from distributions                  --            --          --     (4,200)         --     (7,500)
                                                       ------------  ------------ ----------- ----------  ---------- ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares                   35,642,215   112,125,708  11,136,871  9,242,755   2,243,037  5,209,737
  Cost of shares redeemed                               (17,180,142)           --          --         --          --         --
                                                       ------------  ------------ ----------- ----------  ---------- ----------
  Net increase/(decrease) in net assets derived from
    capital share transactions                           18,462,073   112,125,708  11,136,871  9,242,755   2,243,037  5,209,737
                                                       ------------  ------------ ----------- ----------  ---------- ----------
  Total increase/(decrease)  in net assets                4,168,500   103,149,024  13,003,895  9,317,520   3,159,766  5,758,447

NET ASSETS:
  Beginning of period                                   103,163,944        14,920   9,317,920        400   5,758,734        287
                                                       ------------  ------------ ----------- ----------  ---------- ----------
  End of period                                        $107,332,444  $103,163,944 $22,321,815 $9,317,920  $8,918,500 $5,758,734
                                                       ============  ============ =========== ==========  ========== ==========
*Commencement of operations.

Capital Share Transactions:
  Shares sold                                             3,000,000     7,200,000     750,000    675,000     200,000    500,000
  Shares redeemed                                        (1,200,000)           --          --         --          --         --
                                                        -----------    ----------  ----------  ---------  ----------   --------
  Net increase/(decrease)  in shares                      1,800,000     7,200,000     750,000    675,000     200,000    500,000
                                                       ============  ============ =========== ==========  ========== ==========



                                                              NETHERLANDS          SINGAPORE (FREE)               SPAIN
                                                                 WEBS                   WEBS                       WEBS
                                                                 INDEX                  INDEX                     INDEX
                                                                 SERIES                 SERIES                    SERIES
                                                       ------------------------- ----------------------   ----------------------  -
                                                       For the six      For the  For the six    For the   For the six   For the
                                                          months        period      months      period       months     period
                                                          ending      03/12/96*-    ending    03/12/96*-     ending   03/12/96*-
                                                         02/28/97      08/31/96    02/28/97    08/31/96     02/28/97   08/31/96
                                                        (Unaudited)               (Unaudited)              (Unaudited)
                                                       -----------    ---------- -----------  ----------  ----------- ----------
OPERATIONS:
  Net investment income/(loss)                           $   (6,991) $   59,698  $   (47,532) $  21,999  $   18,779   $   46,585
  Net realized gain/(loss) on investments and
    foreign currency related transactions                    15,716      31,842      (44,161)  (120,662)    303,713      238,394
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies         1,128,097     365,890      434,520   (523,310)    408,945      144,209
                                                         ----------  ----------  ----------- ----------  ----------   ----------
  Net increase/(decrease) in net assets resulting
    from operations                                       1,136,822     457,430      342,827   (621,973)    731,437      429,188
                                                         ----------  ----------  ----------- ----------  ----------   ----------
DISTRIBUTIONS:
  Net investment income.                                     (5,614)    (56,328)          --    (19,081)       (318)     (41,405)
  In excess of net investment income                             --      (4,914)          --     (6,120)         --           --
  Net realized gains                                             --     (31,842)          --         --      (6,658)     (29,254)
  In excess of net realized gains                                --      (2,655)          --         --          --           --
  Return of capital                                              --     (37,393)          --         --          --           --
                                                         ----------  ----------  ----------- ----------  ----------   ----------
  Net decrease in net assets from distributions              (5,614)   (133,132)          --    (25,201)     (6,976)     (70,659)
                                                         ----------  ----------  ----------- ----------  ----------   ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares                           --   6,621,571    7,071,212 10,940,175         --     7,091,661
  Cost of shares redeemed                                        --          --   (1,107,208)(1,186,369) (1,190,432)  (3,223,243)
                                                         ----------  ----------  ----------- ----------  ----------   ----------
  Net increase/(decrease) in net assets derived from
    capital share transactions                                   --   6,621,571    5,964,004  9,753,806  (1,190,432)   3,868,418
                                                         ----------  ----------  ----------- ----------  ----------   ----------
  Total increase/(decrease)  in net assets                1,131,208   6,945,869    6,306,831  9,106,632    (465,971)   4,226,947

NET ASSETS:
  Beginning of period                                     6,961,819      15,950    9,107,018        386   4,227,376          429
                                                         ----------  ----------  ----------- ----------  ----------   ----------
  End of period                                          $8,093,027  $6,961,819  $15,413,849 $9,107,018  $3,761,405   $4,227,376
                                                         ==========  ==========  =========== ==========  ==========   ==========
*Commencement of operations.

Capital Share Transactions:
  Shares sold                                                    --     400,000      600,000    900,000          --      525,000
  Shares redeemed                                                --          --     (100,000)  (100,000)    (75,000)    (225,000)
                                                         ----------  ----------  ----------- ----------  ----------   ----------
  Net increase/(decrease)  in shares                             --     400,000      500,000    800,000     (75,000)     300,000
                                                         ==========  ==========  =========== ==========  ==========   ==========


                                                                 SWEDEN                SWITZERLAND          UNITED KINGDOM
                                                                  WEBS                    WEBS                   WEBS
                                                                 INDEX                   INDEX                  INDEX
                                                                 SERIES                  SERIES                 SERIES
                                                       ------------------------- ----------------------   ----------------------
                                                       For the six      For the  For the six    For the   For the six   For the
                                                          months        period      months      period       months     period
                                                          ending      03/12/96*-    ending    03/12/96*-     ending   03/12/96*-
                                                         02/28/97      08/31/96    02/28/97    08/31/96     02/28/97   08/31/96
                                                        (Unaudited)               (Unaudited)              (Unaudited)
                                                       -----------    ---------- -----------  ----------  ----------- ----------
OPERATIONS:
  Net investment income/(loss)                           $  (36,052) $   51,107  $   (45,510)  $  43,339   $   74,876    $  195,730
  Net realized gain/(loss) on investments and
    foreign currency related transactions                    45,350      94,837      (61,923)   (107,039)     381,415       106,646
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies           741,599     289,824      137,264      86,736    1,792,127       864,265
                                                         ----------  ----------  -----------  ----------   -----------  -----------
  Net increase/(decrease) in net assets resulting
    from operations                                         750,897     435,768       29,831      23,036    2,248,418     1,166,641
                                                         ----------  ----------  -----------  ----------   -----------  -----------
DISTRIBUTIONS:
  Net investment income.                                     (1,892)    (51,107)          --     (35,720)     (66,925)     (195,730)
  In excess of net investment income                             --     (16,685)          --         --          --         (31,721)
  Net realized gains                                         (3,809)    (26,271)          --         --        (8,150)         (987)
  In excess of net realized gains                                --          --           --         --          --             --
  Return of capital                                              --          --           --         --          --         (26,817)
                                                         ----------  ----------  -----------  ----------  -----------   -----------
  Net decrease in net assets from distributions              (5,701)    (94,063)          --     (35,720)     (75,075)     (255,255)
                                                         ----------  ----------  -----------  ----------  -----------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares                           --   5,130,382    2,957,942  10,622,671    9,068,672    17,417,928
  Cost of shares redeemed                                        --  (1,072,542)  (1,492,280) (4,464,972)  (2,804,160)   (2,551,512)
                                                         ----------  ----------  ----------- -----------  -----------   -----------
  Net increase/(decrease) in net assets derived from
    capital share transactions                                   --   4,057,840    1,465,662   6,157,699    6,264,512    14,866,416
                                                         ----------  ----------  ----------- -----------  -----------   -----------
  Total increase/(decrease)  in net assets                  745,196   4,399,545    1,495,493   6,145,015    8,437,855    15,777,802

NET ASSETS:
  Beginning of period                                     4,399,974         429    6,158,205      13,190   15,790,242        12,440
                                                         ----------  ----------  ----------- -----------  -----------   -----------
  End of period                                          $5,145,170  $4,399,974   $7,653,698 $ 6,158,205  $24,228,097   $15,790,242
                                                         ==========  ==========  =========== ===========  ===========   ===========
*Commencement of operations.

Capital Share Transactions:
  Shares sold                                                    --     375,000      250,000     875,000     600,000      1,400,000
  Shares redeemed                                                --     (75,000)    (125,000)   (375,000)   (200,000)      (200,000)
                                                         ----------  ----------  ----------- -----------  -----------   -----------
  Net increase/(decrease)  in shares                             --     300,000      125,000     500,000     400,000      1,200,000
                                                         ==========  ==========  =========== ===========  ===========   ===========

                                      See accompanying notes to financial statements.
                                                          48 &49

FINANCIAL HIGHLIGHTS                                                                                           WEBS INDEX FUND, INC.
====================================================================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                   AUSTRALIA                AUSTRIA                  BELGIUM
                                                                     WEBS                    WEBS                     WEBS
                                                                     INDEX                   INDEX                    INDEX
                                                                    SERIES                  SERIES                   SERIES
                                                           ----------------------  ----------------------   ----------------------
                                                           For the six    For the  For the six    For the   For the six    For the
                                                              months      period      months      period       months      period
                                                              ending    03/12/96*-    ending    03/12/96*-     ending    03/12/96*-
                                                             02/28/97    08/31/96    02/28/97    08/31/96     02/28/97    08/31/96
                                                            (Unaudited)             (Unaudited)              (Unaudited)
                                                             ---------   ---------   ---------   ---------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $10.15       $9.95(1)  $10.40       $10.91(1)    $14.99    $14.92(1)
                                                               -------     -------    -------      -------      -------   -------
  Net investment income/(loss) (DAGGAR)                           0.13        0.10      (0.07)        0.04        (0.13)     0.40
  Net realized and unrealized gain/(loss)
    on investments, foreign currency related transactions,
    and translation of other assets
    and liabilities denominated in foreign currencies             0.52        0.29      (0.21)       (0.41)        1.13      0.36
                                                               -------     -------    -------      -------      -------   -------
      Net increase/(decrease) in net assets resulting from
        operations                                                0.65        0.39      (0.28)       (0.37)        1.00      0.76
                                                               -------     -------    -------      -------      -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.12)      (0.08)        --        (0.02)        0.00**   (0.54)
  Dividends in excess of net investment income                      --       (0.05)        --        (0.01)          --     (0.09)
  Distributions from net realized gains                             --       (0.02)        --        (0.03)       (0.01)    (0.06)
  Distributions in excess of net realized gains                     --          --         --           --           --        --
  Return of capital                                                 --       (0.04)        --        (0.08)          --        --
                                                               -------     -------    -------      -------      -------   -------
      Total dividends and distributions                          (0.12)      (0.19)        --        (0.14)       (0.01)    (0.69)
                                                               -------     -------    -------      -------      -------   -------
  Net asset value, end of period                                $10.68      $10.15     $10.12       $10.40       $15.98    $14.99
                                                               -------     -------    -------      -------      -------   -------
TOTAL INVESTMENT RETURN (2) (4)                                   6.36%       3.88%     (2.69)%      (3.39)%       6.69%     5.01%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                         $12,813     $12,177     $2,024      $13,520       $3,835    $1,800
  Ratios of expenses to average net assets (3) (5)                1.44%       1.59%      1.64%        1.56%        1.93%     2.29%
  Ratios of net investment income/(loss) to average
    net assets (3) (5)                                            2.53%       2.18%     (1.43)%       0.87%       (1.76)%    5.67%
  Portfolio turnover (4)(6)                                       0.00%       8.84%     14.50%        9.60%       10.47%     6.25%
  Average commission rate paid                                 $0.0034     $0.0085    $0.1857      $0.2986      $0.3494   $0.4327


  *Commencement of operations.
 **Less than one cent per share.
(DAGGAR) Based on average shares outstanding throughout the period.
(1)Net asset value per share on march 12, 1996 (commencement of operations.
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the
   first day and a sale at the net asset
   value per share on the last day of the
   period reported. Dividends and distributions, if any,
   are assumed, for purposes of this calculation, to be
   reinvested at the net asset value per share on
   the ex-dividend date.
(3)Annualized
(4)Not Annualized
(5)Includes  voluntary waivers by the American Stock Exchange.
   If such waivers had not been made the ratios of expenses to average net assets and ratios of net  investment
   income/(loss) to average net assets would have
   been as follows:
     Ratios of expenses to average net assets before waivers (3)   1.44%      1.60%      1.64%       1.57%         1.93%     2.30%
     Ratios of net  investment  income/(loss)
       to average net assets before waivers (3)                    2.53%      2.17%     (1.44%)      0.86%        (1.77%)    5.66%

(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation
   Unit(s).


                                                                   CANADA                  FRANCE                   GERMANY
                                                                    WEBS                    WEBS                      WEBS
                                                                   INDEX                   INDEX                     INDEX
                                                                   SERIES                  SERIES                    SERIES
                                                           ----------------------  ----------------------   ----------------------
                                                           For the six    For the  For the six    For the   For the six  For the
                                                              months      period      months      period       months      period
                                                              ending    03/12/96*-    ending    03/12/96*-     ending    03/12/96*-
                                                             02/28/97    08/31/96    02/28/97    08/31/96     02/28/97    08/31/96
                                                            (Unaudited)             (Unaudited)              (Unaudited)
                                                             ---------   ---------   ---------   ---------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $10.60      $10.17(1)  $12.73       $12.42(1)    $13.64    $13.23(1)
                                                               -------     -------    -------      -------      -------   -------
  Net investment income/(loss) (DAGGAR)                           0.03        0.04      (0.05)        0.17        (0.05)     0.06
  Net realized and unrealized gain/(loss)
    on investments, foreign currency related transactions,
    and translation of other assets
    and liabilities denominated in foreign currencies             2.10        0.43       2.09         0.45         1.22      0.47
                                                               -------     -------    -------      -------      -------   -------
      Net increase/(decrease) in net assets resulting from
        operations                                                2.13        0.47       2.04         0.62         1.17      0.53
                                                               -------     -------    -------      -------      -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.02)      (0.03)        --        (0.09)          --     (0.03)
  Dividends in excess of net investment income                      --       (0.01)        --        (0.01)          --     (0.01)
  Distributions from net realized gains                             --          --         --         0.00**         --        --
  Distributions in excess of net realized gains                     --        0.00**       --           --           --     (0.01)
  Return of capital                                                 --        0.00**       --        (0.21)          --     (0.07)
                                                               -------     -------    -------      -------      -------   -------
      Total dividends and distributions                          (0.02)      (0.04)        --        (0.31)          --     (0.12)
                                                               -------     -------    -------      -------      -------   -------
  Net asset value, end of period                                $12.71      $10.60     $14.77       $12.73       $14.81    $13.64
                                                               -------     -------    -------      -------      -------   -------
TOTAL INVESTMENT RETURN (2) (4)                                  20.13%       4.63%     16.03%        4.95%        8.58%     4.00%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                         $22,875     $13,776    $11,833      $22,930      $17,783   $28,664
  Ratios of expenses to average net assets (3) (5)                1.36%       1.44%      1.55%        1.84%        1.43%     1.68%
  Ratios of net investment income/(loss) to average
    net assets (3) (5)                                            0.53%       0.79%     (1.21)%       2.72%       (0.70)%    1.00%
  Portfolio turnover (4)(6)                                      12.00%       0.00%      2.07%        0.00%        9.92%     0.00%
  Average commission rate paid                                 $0.0217          --    $0.0126      $0.3956      $0.0236        --


  *Commencement of operations.
 **Less than one cent per share.
(DAGGAR) Based on average shares outstanding throughout the period.
(1)Net asset value per share on march 12, 1996 (commencement of operations.
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the
   first day and a sale at the net asset
   value per share on the last day of the
   period reported. Dividends and distributions, if any,
   are assumed, for purposes of this calculation, to be
   reinvested at the net asset value per share on
   the ex-dividend date.
(3)Annualized
(4)Not Annualized
(5)Includes  voluntary waivers by the American Stock Exchange.
   If such waivers had not been made the ratios of expenses to average net assets and ratios of net  investment
   income/(loss) to average net assets would have
   been as follows:
     Ratios of expenses to average net assets before waivers (3)   1.37%      1.45%      1.55%        1.85%        1.44%     1.69%
     Ratios of net  investment  income/(loss)
       to average net assets before waivers (3)                    0.53%      0.78%     (1.21%)       2.71%       (0.71)%    0.99%

(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation
   Unit(s).


                                                                 HONG KONG                ITALY
                                                                   WEBS                   WEBS
                                                                   INDEX                  INDEX
                                                                   SERIES                 SERIES
                                                           ----------------------  ----------------------
                                                           For the six    For the  For the six    For the
                                                              months      period      months      period
                                                              ending    03/12/96*-    ending    03/12/96*-
                                                             02/28/97    08/31/96    02/28/97    08/31/96
                                                            (Unaudited)             (Unaudited)
                                                             ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $13.05      $12.83(1)  $13.79       $13.62(1)
                                                               -------     -------    -------      -------
  Net investment income/(loss) (DAGGAR)                           0.09        0.15      (0.08)        0.25
  Net realized and unrealized gain/(loss)
    on investments, foreign currency related transactions,
    and translation of other assets
    and liabilities denominated in foreign currencies             1.87        0.27       1.06         0.31
                                                               -------     -------    -------      -------
      Net increase/(decrease) in net assets resulting from
        operations                                                1.96        0.42       0.98         0.56
                                                               -------     -------    -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.11)      (0.13)        --        (0.14)
  Dividends in excess of net investment income                      --       (0.02)        --        (0.03)
  Distributions from net realized gains                             --       (0.01)        --        (0.14)
  Distributions in excess of net realized gains                     --          --         --           --
  Return of capital                                                 --       (0.04)        --        (0.08)
                                                               -------     -------    -------      -------
      Total dividends and distributions                          (0.11)      (0.20)        --        (0.39)
                                                               -------     -------    -------      -------
  Net asset value, end of period                                $14.90      $13.05     $14.77       $13.79
                                                               -------     -------    -------      -------
TOTAL INVESTMENT RETURN (2) (4)                                  14.98%       3.22%      7.11%       4.11%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                          $15,658     $7,845    $28,808     $35,170
  Ratios of expenses to average net assets (3) (5)                 1.51%      1.52%      1.31%       1.43%
  Ratios of net investment income/(loss) to average
    net assets (3) (5)                                             0.92%      2.37%     (1.06)%      3.69%
  Portfolio turnover (4)(6)                                       14.58%      0.00%     13.46%      19.80%
  Average commission rate paid                                  $0.0048    $0.0007    $0.0045     $0.0046

  *Commencement of operations.
 **Less than one cent per share.
(DAGGAR) Based on average shares outstanding throughout the period.
(1)Net asset value per share on march 12, 1996 (commencement of operations.
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the
   first day and a sale at the net asset
   value per share on the last day of the
   period reported. Dividends and distributions, if any,
   are assumed, for purposes of this calculation, to be
   reinvested at the net asset value per share on
   the ex-dividend date.
(3)Annualized
(4)Not Annualized
(5)Includes  voluntary waivers by the American Stock Exchange.
   If such waivers had not been made the ratios of expenses to average net assets and ratios of net  investment
   income/(loss) to average net assets would have
   been as follows:
     Ratios of expenses to average net assets before waivers (3)   1.51%      1.53%      1.31%       1.44%
     Ratios of net  investment  income/(loss)
       to average net assets before waivers (3)                    0.91%      2.36%     (1.07%)      3.86%

(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation
   Unit(s).

                                      See accompanying notes to financial statements.
                                                          50 & 51

FINANCIAL HIGHLIGHTS                                                                                            WEBS INDEX FUND,INC.
===================================================================================================================================
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                     JAPAN                 MALAYSIA               MEXICO (FREE)
                                                                     WEBS                    WEBS                     WEBS
                                                                     INDEX                   INDEX                    INDEX
                                                                    SERIES                  SERIES                   SERIES
                                                           ----------------------  ----------------------   ----------------------
                                                           For the six    For the  For the six    For the   For the six    For the
                                                              months      period      months      period       months      period
                                                              ending    03/12/96*-    ending    03/12/96*-     ending    03/12/96*-
                                                             02/28/97    08/31/96    02/28/97    08/31/96     02/28/97    08/31/96
                                                            (Unaudited)             (Unaudited)              (Unaudited)
                                                             ---------   ---------   ---------   ---------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $14.33     $14.79(1)    $13.80      $13.24(1)    $11.52     $9.95(1)
                                                              --------   --------      -------      ------       ------     -----
  Net investment income/(loss) (DAGGAR)                          (0.04)     (0.07)       (0.01)      (0.02)       (0.05)     0.00**
  Net realized and unrealized gain/(loss)
    on investments, foreign
    currency related transactions,
    and translation of other assets
    and liabilities denominated in
    foreign currencies                                           (2.37)     (0.39)        1.87        0.59         1.27      1.59
                                                              --------   --------      -------      ------       ------     -----
      Net increase/(decrease) in net
        assets resulting from operations                         (2.41)     (0.46)        1.86        0.57         1.22      1.59
                                                              --------   --------      -------      ------       ------     -----
LESS DISTRIBUTIONS
  Dividends from net investment income                              --         --           --          --           --        --
  Dividends in excess of net investment income                      --         --           --          --           --     (0.01)
  Distributions from net realized gains                             --         --           --          --           --        --
  Distributions in excess of net realized gains                     --         --           --          --           --        --
  Return of capital                                                 --         --           --       (0.01)          --     (0.01)
                                                              --------   --------      -------      ------       ------     -----
      Total dividends and distributions                             --         --           --       (0.01)          --     (0.02)
                                                              --------   --------      -------      ------       ------     -----
  Net asset value, end of period                                $11.92     $14.33       $15.66      $13.80       $12.74    $11.52
                                                              --------   --------      -------      ------       ------     -----
TOTAL INVESTMENT RETURN (2) (4)                                 (16.82)%    (3.11)%      13.48%       4.28%       10.59%    15.93%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                        $107,332   $103,164      $22,322      $9,318       $8,919    $5,759
  Ratios of expenses to average net assets (3) (5)                1.29%      1.37%        1.43%       1.58%        1.69%     1.75%
  Ratios of net investment income/(loss) to average
    net assets (3) (5)                                           (0.61)%    (1.01)%      (0.25)%     (0.35)%      (0.79)%    0.01%
  Portfolio turnover (4) (6)                                      0.00%     21.54%        0.00%       0.00%       26.39%     0.00%
  Average commission rate paid                                 $0.0252    $0.0152           --          --      $0.0063        --


  *Commencement of operations.
 **Less than one cent per share.
(DAGGAR) Based on average shares outstanding throughout the period.
(1)Net asset value per share on march 12, 1996 (commencement of operations.
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the
   first day and a sale at the net asset
   value per share on the last day of the
   period reported. Dividends and distributions, if any,
   are assumed, for purposes of this calculation, to be
   reinvested at the net asset value per share on
   the ex-dividend date.
(3)Annualized
(4)Not Annualized
(5)Includes  voluntary waivers by the American Stock Exchange.
   If such waivers had not been made the ratios of expenses to average net assets and ratios of net  investment
   income/(loss) to average net assets would have
   been as follows:
     Ratios of expenses to average net assets before waivers (3)  1.29%      1.38%        1.43%       1.59%        1.69%     1.76%
     Ratios of net  investment  income/(loss)
       to average net assets before waivers (3)                  (0.61)%    (1.02)%      (0.25%)     (0.36)%      (0.79)%    0.00%

(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation
   Unit(s).


                                                                 NETHERLANDS         SINGAPORE (FREE)                SPAIN
                                                                    WEBS                   WEBS                       WEBS
                                                                    INDEX                  INDEX                     INDEX
                                                                   SERIES                 SERIES                     SERIES
                                                           ----------------------  ----------------------   ----------------------
                                                           For the six    For the  For the six    For the   For the six    For the
                                                              months      period      months      period       months      period
                                                              ending    03/12/96*-    ending    03/12/96*-     ending    03/12/96*-
                                                             02/28/97    08/31/96    02/28/97    08/31/96     02/28/97    08/31/96
                                                            (Unaudited)             (Unaudited)              (Unaudited)
                                                             ---------   ---------   ---------   ---------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $17.36     $15.91(1)    $11.38      $12.24(1)    $14.09    $13.28(1)
                                                              --------   --------      -------      ------       ------     -----
  Net investment income/(loss) (DAGGAR)                          (0.02)      0.24        (0.05)       0.04         0.09       0.14
  Net realized and unrealized gain/(loss)
    on investments, foreign
    currency related transactions,
    and translation of other assets
    and liabilities denominated in
    foreign currencies                                            2.85       1.54         0.53       (0.86)        2.57      0.98
                                                              --------   --------      -------      ------       ------     -----
      Net increase/(decrease) in net
        assets resulting from operations                          2.83       1.78         0.48       (0.82)        2.66      1.12
                                                              --------   --------      -------      ------       ------     -----
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.01)     (0.14)          --       (0.03)        0.00**   (0.18)
  Dividends in excess of net investment income                      --      (0.01)          --       (0.01)          --        --
  Distributions from net realized gains                             --      (0.08)          --          --        (0.03)    (0.13)
  Distributions in excess of net realized gains                     --      (0.01)          --          --           --        --
  Return of capital                                                 --      (0.09)          --          --           --        --
                                                              --------   --------      -------      ------       ------     -----
      Total dividends and distributions                          (0.01)     (0.33)          --       (0.04)       (0.03)    (0.31)
                                                              --------   --------      -------      ------       ------     -----
  Net asset value, end of period                                $20.18     $17.36       $11.86      $11.38       $16.72    $14.09
                                                              --------   --------      -------      ------       ------     -----
TOTAL INVESTMENT RETURN (2) (4)                                  16.33%     11.19%       4.22%       (6.73)%      18.88%     8.45%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                          $8,093     $6,962     $15,414       $9,107       $3,761    $4,227
  Ratios of expenses to average net assets (3) (5)                1.42%      1.63%       1.48%        1.56%        1.73%     1.76%
  Ratios of net investment income/(loss) to average
    net assets (3) (5)                                           (0.19)%     2.93%      (0.93)%       0.69%       0.92%      2.04%
  Portfolio turnover (4) (6)                                      0.00%      4.32%      15.21%       26.29%      11.15%      4.73%
  Average commission rate paid                                 $0.0362    $0.0651     $0.0078      $0.0118     $0.0279    $0.0723


  *Commencement of operations.
 **Less than one cent per share.
(DAGGAR) Based on average shares outstanding throughout the period.
(1)Net asset value per share on march 12, 1996 (commencement of operations.
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the
   first day and a sale at the net asset
   value per share on the last day of the
   period reported. Dividends and distributions, if any,
   are assumed, for purposes of this calculation, to be
   reinvested at the net asset value per share on
   the ex-dividend date.
(3)Annualized
(4)Not Annualized
(5)Includes  voluntary waivers by the American Stock Exchange.
   If such waivers had not been made the ratios of expenses to average net assets and ratios of net  investment
   income/(loss) to average net assets would have
   been as follows:
     Ratios of expenses to average net assets before waivers (3)  1.43%      1.64%        1.49%       1.57%        1.73%     1.77%
     Ratios of net  investment  income/(loss)
       to average net assets before waivers (3)                  (0.19)%     2.92%       (0.93%)      0.68%        0.92%     2.03%

(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation
   Unit(s).


                                                                   SWEDEN               SWITZERLAND             UNITED KINGDOM
                                                                    WEBS                   WEBS                       WEBS
                                                                   INDEX                  INDEX                      INDEX
                                                                   SERIES                 SERIES                     SERIES
                                                           ----------------------  ----------------------   ----------------------
                                                           For the six    For the  For the six    For the   For the six    For the
                                                              months      period      months      period       months      period
                                                              ending    03/12/96*-    ending    03/12/96*-     ending    03/12/96*-
                                                             02/28/97    08/31/96    02/28/97    08/31/96     02/28/97    08/31/96
                                                            (Unaudited)             (Unaudited)              (Unaudited)
                                                             ---------   ---------   ---------   ---------    ---------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $14.67     $13.22(1)    $12.29       $12.07(1)   $13.15    $12.14(1)
                                                              --------   --------      -------      ------       ------     -----
  Net investment income/(loss) (DAGGAR)                          (0.12)      0.20       (0.09)        0.08         0.07      0.21
  Net realized and unrealized gain/(loss)
    on investments, foreign
    currency related transactions,
    and translation of other assets
    and liabilities denominated in
    foreign currencies                                            2.62       1.67         0.03        0.24         1.99      1.06
                                                              --------   --------      -------      ------       ------     -----
      Net increase/(decrease) in net
        assets resulting from operations                          2.50       1.87       (0.06)        0.32         2.06      1.27
                                                              --------   --------      -------      ------       ------     -----
LESS DISTRIBUTIONS
  Dividends from net investment income                           (0.01)     (0.23)          --       (0.10)       (0.07)    (0.20)
  Dividends in excess of net investment income                      --      (0.07)          --          --           --     (0.03)
  Distributions from net realized gains                          (0.01)     (0.12)          --          --        (0.01)     0.00**
  Distributions in excess of net realized gains                     --         --           --          --           --        --
  Return of capital                                                 --         --           --          --           --     (0.03)
                                                              --------   --------      -------      ------       ------     -----
      Total dividends and distributions                          (0.02)     (0.42)          --       (0.10)       (0.08)    (0.26)
                                                              --------   --------      -------      ------       ------     -----
  Net asset value, end of period                                $17.15     $14.67       $12.23      $12.29       $15.13    $13.15
                                                              --------   --------      -------      ------       ------     -----
TOTAL INVESTMENT RETURN (2) (4)                                  17.04%     14.13%       (0.49)%      2.60%       15.64%    10.41%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                          $5,145     $4,400       $7,654      $6,158      $24,228   $15,790
  Ratios of expenses to average net assets (3) (5)                1.58%      1.75%        1.69%       1.82%        1.40%     1.61%
  Ratios of net investment income/(loss) to average
    net assets (3) (5)                                           (1.48)%     3.05%       (1.51)%      1.39%        0.84%     3.62%
  Portfolio turnover (4) (6)                                      0.00%      5.87%       24.13%      17.06%        0.00%     0.00%
  Average commission rate paid                                 $0.0544    $0.0561      $0.7702     $0.7852      $0.0091        --


  *Commencement of operations.
 **Less than one cent per share.
(DAGGAR) Based on average shares outstanding throughout the period.
(1)Net asset value per share on march 12, 1996 (commencement of operations.
(2)Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the
   first day and a sale at the net asset
   value per share on the last day of the
   period reported. Dividends and distributions, if any,
   are assumed, for purposes of this calculation, to be
   reinvested at the net asset value per share on
   the ex-dividend date.
(3)Annualized
(4)Not Annualized
(5)Includes  voluntary waivers by the American Stock Exchange.
   If such waivers had not been made the ratios of expenses to average net assets and ratios of net  investment
   income/(loss) to average net assets would have
   been as follows:
     Ratios of expenses to average net assets before waivers (3)  1.58%      1.76%        1.70%       1.83%        1.40%     1.62%
     Ratios of net  investment  income/(loss)
       to average net assets before waivers (3)                  (1.49)%     3.04%       (1.51%)      1.38%        0.83%     3.61%

(6)Excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation
   Unit(s).

                 See accompanying notes to financial statements.
                                     52 & 53

NOTES TO FINANCIAL STATEMENTS (Unaudited)
================================================================================

GENERAL

     WEBS Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open end management investment company. On January 2, 1997, the name of the Fund was changed from Foreign Fund, Inc. to WEBS Index Fund, Inc.

     The shares of common stock of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         WEBS INDEX SERIES                                       SYMBOL
         ----------------------                                 --------
         Australia WEBS Index Series                              EWA
         Austria WEBS Index Series                                EWO
         Belgium WEBS Index Series                                EWK
         Canada WEBS Index Series                                 EWC
         France WEBS Index Series                                 EWQ
         Germany WEBS Index Series                                EWG
         Hong Kong WEBS Index Series                              EWH
         Italy WEBS Index Series                                  EWI
         Japan WEBS Index Series                                  EWJ
         Malaysia WEBS Index Series                               EWM
         Mexico (Free) WEBS Index Series                          EWW
         Netherlands WEBS Index Series                            EWN
         Singapore (Free) WEBS Index Series                       EWS
         Spain WEBS Index Series                                  EWP
         Sweden WEBS Index Series                                 EWD
         Switzerland WEBS Index Series                            EWL
         United Kingdom WEBS Index Series                         EWU

     The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). Effective June 2, 1997 the Malaysia WEBS Index Series will be renamed the Malaysia (Free) Webs Index Series and will seek to track the performance of the MSCI Malaysia (Free) Index, which becomes available on that date.

     Each WEBS Index Series of the Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, WEBS are not redeemable securities of a WEBS Index Series. It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     Each of the Canada WEBS Index Series, the France WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the Act. Each of the other WEBS Index Series is classified as a "non-diversified" investment company under the Act.

     The WEBS Index Series had no operations prior to their commencement of operations on March 12, 1996, other than the sale of the following WEBS Index Series shares to Funds Distributor, Inc. (the "Distributor") for the noted amounts: Australia WEBS Index Series - 30 shares for proceeds of $305; Austria WEBS Index Series - 30 shares for proceeds of $335; Belgium WEBS Index Series - 30 shares for proceeds of $455; Canada WEBS Index Series - 30 shares for proceeds of $303; France WEBS Index Series - 1,000 shares for proceeds of $12,820; Germany WEBS Index Series - 1,000 shares for proceeds of $13,620; Hong Kong WEBS Index Series - 1,000 shares for proceeds of $13,410; Italy WEBS Index Series - 30 shares for proceeds of $426; Japan WEBS Index Series - 1,000 shares for proceeds of $14,920; Malaysia WEBS Index Series - 30 shares for proceeds of $400; Mexico (Free) WEBS Index Series - 30 shares for proceeds of $287; Netherlands WEBS Index Series - 1,000 shares for proceeds of $15,950; Singapore
(Free) WEBS Index Series - 30 shares for proceeds of $386; Spain WEBS Index Series - 30 shares for proceeds of $429; Sweden WEBS Index Series - 30 shares for proceeds of $429; Switzerland WEBS Index Series - 1,000 shares for proceeds of $13,190 and United Kingdom WEBS Index Series - 1,000 shares for proceeds of $12,440.

                                                          WEBS INDEX FUNDS, INC.
================================================================================



SIGNIFICANT ACCOUNTING POLICIES

     Each WEBS Index Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each WEBS Index Series' intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

     Each WEBS Index Series' realized net foreign exchange losses and realized net capital losses incurred since the commencement of operations through August 31, 1996 will be deemed to arise on the first business day of Fiscal 1997. Each WEBS Index Series incurred and will elect to defer such losses as follows:


                                                            FOREIGN EXCHANGE              NET REALIZED CAPITAL
         INDEX SERIES                                            LOSSES                          LOSSES
         ------------                                      ------------------             --------------------
         Australia WEBS Index Series                              $1,056                              --
         Austria WEBS Index Series                               $  194                              --
         Belgium WEBS Index Series                                   --                              --
         Canada WEBS Index Series                                    --                              --
         France WEBS Index Series                                    --                              --
         Germany WEBS Index Series                                   --                              --
         Hong Kong WEBS Index Series                             $    8                              --
         Italy WEBS Index Series                                     --                              --
         Japan WEBS Index Series                                 $6,564                              --
         Malaysia WEBS Index Series                              $    7                              --
         Mexico (Free) WEBS Index Series                         $  165                              --
         Netherlands WEBS Index Series                           $  188                              --
         Singapore (Free) WEBS Index Series                          --                         $11,989
         Spain WEBS Index Series                                     --                              --
         Sweden WEBS Index Series                                    --                              --
         Switzerland WEBS Index Series                           $   67                         $15,017
         United Kingdom WEBS Index Series                            --                              --

     If any WEBS Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the WEBS Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

FOREIGN CURRENCY TRANSLATION

     The books and records of the WEBS Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

          (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

================================================================================



     Foreign currency and assets and liabilities denominated in foreign currency are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) WEBS Index is that as of 3:00 p.m. New York City time).

     The WEBS Index Series generally do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The WEBS Index Series report certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each WEBS Index Series intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each WEBS Index Series intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each WEBS Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

ORGANIZATION COSTS

     A portion of the costs of organizing the Fund and registering its shares were paid by Morgan Stanley & Co. Incorporated ("Morgan Stanley") and will be reimbursed by each WEBS Index Series. These organization costs were allocated to each WEBS Index Series based on the net assets of each WEBS Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations. The amounts of deferred organization costs payable to Morgan Stanley at February 28, 1997 are as follows:

         INDEX SERIES
         -------------
         Austria WEBS Index Series                                $49,058

     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

FEE ARRANGEMENTS

     The Fund has an Investment Management Agreement (the "Management Agreement") with Barclays Global Fund Advisors (the "Adviser"). The Adviser manages the investments of each of the WEBS Index Series. For its services to each WEBS Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each WEBS Index Series. For its administrative services and Fund accounting services, PFPC is paid aggregate fees equal to each WEBS Index Series' allocable portion of:
 .10% per annum of the aggregate average daily net assets less than $3 billion, plus .09% per annum of the aggregate net assets between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets in excess of $10 billion ("Standard Fee Schedule").

                                                          WEBS INDEX FUNDS, INC.
================================================================================



     Pursuant to a revised fee schedule with the Fund, PFPC will charge an annual minimum fee of $850,000 for year one, $1,275,000 for year two, and $1,700,000 for year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per WEBS Index Series, respectively). PFPC caps its minimum fees at the annual rate of .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% will be recouped as the WEBS Index Series' asset levels reach the threshold to permit such recovery of fees. Once the aggregate minimum fees are recouped, the Standard Fee Schedule, including minimum fee rates, would apply, subject to the maximum charge of .17% of average daily net assets and future recoupment of any future deferred minimum fees. For the period from March 12, 1996 through February 28, 1997, the deferred PFPC administration fee amounted to $429,749. Such amount is a contingent liability of the Fund, which will be accrued as an expense of the Fund at such time (if ever) when net assets reach such a level that repayment of the deferred amount or a portion there of is both probable and reasonably estimatable.

     PNC Bank, N.A., an affiliate of the Administrator, serves as each WEBS Index Series' Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Indices. Each WEBS Index Series pays a license fee equal to .03% per annum of the aggregate net assets of each of such WEBS Index Series.

     The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each WEBS Index Series. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each WEBS Index Series at an annual rate of up to .25% of the average daily net assets of such WEBS Index Series. From time to time the Distributor may waive all or a portion of the fee.

     Morgan Stanley Trust Company ("MSTC") serves as custodian as well as the Securities Lending Agent to each of the WEBS Index Series. For its custody services to each WEBS Index Series, MSTC is paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.10%); Austria WEBS Index Series (.10%); Belgium WEBS Index Series
(.10%); Canada WEBS Index Series (.07%); France WEBS Index Series (.11%); Germany WEBS Index Series (.10%); Hong Kong WEBS Index Series (.12%); Italy WEBS Index Series (.09%); Japan WEBS Index Series (.07%); Malaysia WEBS Index Series (.13%); Mexico (Free) WEBS Index Series (.25%); Netherlands WEBS Index Series (.10%); Singapore (Free) WEBS Index Series (.10%); Spain WEBS Index Series (.10%); Sweden WEBS Index Series (.10%); Switzerland WEBS Index Series (.10%); and United Kingdom WEBS Index Series (.08%).

     MSTC also receives certain fees for each transaction of the WEBS Index Series.

     The AMEX has agreed to voluntarily waive its annual listing fee through December 31,1996.

     The Fund pays each director who is not a director, officer or employee of the Adviser, Administrator, Distributor or any affiliate thereof, an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with the Board of Directors meetings.

FOREIGN CURRENCY

         At February 28, 1997, each WEBS Index Series' cash balance included the following amount of foreign currency:

                                                      VALUE             COST
                                                     ------           ------
         Australia WEBS Index Series                $ 69,383         $ 69,297
         Austria WEBS Index Series                  $  1,177         $  1,177
         Belgium WEBS Index Series                  $  5,576         $  5,572
         Canada WEBS Index Series                   $ 17,496         $ 17,600
         France WEBS Index Series                   $    655         $    661
         Germany WEBS Index Series                  $117,836         $122,041
         Hong Kong WEBS Index Series                $  5,352         $  5,352
         Italy WEBS Index Series                    $134,748         $148,838
         Japan WEBS Index Series                    $  2,283         $  2,331
         Malaysia WEBS Index Series                 $ 12,988         $ 12,987
         Mexico (Free) WEBS Index Series            $  7,704         $  7,797
         Netherlands WEBS Index Series              $121,440         $129,717
         Singapore (Free) WEBS Index Series         $  9,702         $  9,854
         Spain WEBS Index Series                    $447,671         $447,671
         Sweden WEBS Index Series                   $140,004         $140,527
         Switzerland WEBS Index Series              $    313         $    312
         United Kingdom WEBS Index Series           $ 69,965         $ 70,429

================================================================================

STOCK LOAN

     Each WEBS Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each WEBS Index Series in connection with these loans generates income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series. Each WEBS Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. The WEBS Index Series invests collateral in short-term investments, and bears the risk of loss of the invested collateral. In addition, a WEBS Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For its services as the securities lending agent, the Fund pays MSTC, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned.

     The market values of securities on loan to broker/dealers at February 28, 1997, and the collateral received with respect to such loans were as follows:

                                           MARKET VALUE OF         COLLATERAL
      WEBS INDEX SERIES                   LOANED SECURITIES         RECEIVED
      ------------------                 ------------------      -------------
      Australia WEBS Index Series                $ 3,686,064       $ 3,926,419
      Austria WEBS Index Series                  $        --       $        --
      Belgium WEBS Index Series                  $   815,436       $   859,554
      Canada WEBS Index Series                   $        --       $        --
      France WEBS Index Series                   $ 2,816,729       $ 2,985,689
      Germany WEBS Index Series                  $ 5,251,041       $ 5,557,125
      Hong Kong WEBS Index Series                $ 3,160,233       $ 3,599,438
      Italy WEBS Index Series                    $ 9,520,151       $10,549,283
      Japan WEBS Index Series                    $18,767,860       $20,037,812
      Malaysia WEBS Index Series                 $ 5,842,876       $ 6,327,950
      Mexico (Free) WEBS Index Series            $ 1,153,250       $ 1,244,700
      Netherlands WEBS Index Series              $ 2,393,999       $ 2,541,820
      Singapore (Free) WEBS Index Series         $ 1,805,621       $ 2,021,350
      Spain WEBS Index Series                    $   739,602       $   785,844
      Sweden WEBS Index Series                   $ 1,244,699       $ 1,314,625
      Switzerland WEBS Index Series              $ 1,315,107       $ 1,388,754
      United Kingdom WEBS Index Series           $       --        $        --

CAPITAL SHARES

     The Fund currently is authorized to issue 6 billion shares of common stock, with the following number of shares allocated to each Index Series: Australia WEBS Index Series (127.8 million shares); Austria WEBS Index Series (19.8 million shares); Belgium WEBS Index Series (136.2 million shares); Canada WEBS Index Series (340.2 million shares); France WEBS Index Series (340.2 million shares); Germany WEBS Index Series (382.2 million shares); Hong Kong WEBS Index Series (191.4 million shares); Italy WEBS Index Series (63.6 million shares); Japan WEBS Index Series (2,124.6 million shares); Malaysia WEBS Index Series (127.8 million shares); Mexico (Free) WEBS Index Series (255 million shares); Netherlands WEBS Index Series (255 million shares); Singapore (Free) WEBS Index Series (191.4 million shares); Spain WEBS Index Series (127.8 million shares); Sweden WEBS Index Series (63.6 million shares); Switzerland WEBS Index Series (318.625 million shares); and United Kingdom WEBS Index Series (943.2 million shares). The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

     The consideration for purchase of a Creation Unit of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). Such in-kind deposit is designated as the "liability for in-kind subscriptions" on the Statements of Assets and Liabilities. Non-Basket Securities may be held by an Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

     Shares of each WEBS Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each WEBS Index Series may also be issued in the specified aggregations for cash in the sole discretion of the Fund. Redemptions of the shares of each WEBS Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee. Shares of each WEBS Index Series may also be redeemed in the specified aggregations for cash in the sole discretion of the Fund.

                                                          WEBS INDEX FUNDS, INC.
================================================================================



LOAN AGREEMENT

     Effective August 26, 1996, each of the WEBS Index Series has entered into a Line of Credit Agreement ("Agreement") with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Agreement, any of the WEBS Index Series may request an advance of the full amount of the $5,000,000 line of credit; provided, however, that:

     (i) Total outstanding advances to all WEBS Index Series under the line of credit may not exceed $5,000,000 and

     (ii) The aggregate amount outstanding under the line of credit to any one WEBS Index Series may not exceed the lowest of (a) $5,000,000 (b) one-quarter of that WEBS Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such WEBS Index Series under the Act. Each WEBS Index Series shall be severally, and not jointly, liable for its particular advances under the line. Advances made under the line of credit are due and payable on demand and will bear interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The WEBS Index Series had no amount outstanding under the Agreement at February 28, 1997.

     Average borrowings under the line of credit did not exceed 10% of net assets of any of the above WEBS Index Series during the period ended February 28, 1997.

PORTFOLIO ACTIVITY

     The WEBS Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the period ended February 28, 1997:

                                              PURCHASES OF           SALES OF
      WEBS INDEX SERIES                        SECURITIES           SECURITIES
      --------------------                   -------------           ----------
      Australia WEBS Index Series               $       --           $  106,645
      Austria WEBS Index Series                 $  585,240           $  674,613
      Belgium WEBS Index Series                 $  274,552           $  373,672
      Canada WEBS Index Series                  $2,433,980           $2,372,526
      France WEBS Index Series                  $  250,733           $  496,892
      Germany WEBS Index Series                 $1,716,629           $2,022,777
      Hong Kong WEBS Index Series               $1,532,715           $1,603,249
      Italy WEBS Index Series                   $3,959,792           $4,092,756
      Japan WEBS Index Series                   $       --           $  404,757
      Malaysia WEBS Index Series                $       --           $    1,977
      Mexico (Free) WEBS Index Series           $2,058,689           $1,940,255
      Netherlands WEBS Index Series             $       --           $   48,286
      Singapore (Free) WEBS Index Series        $1,732,752           $1,613,496
      Spain WEBS Index Series                   $  439,636           $  470,555
      Sweden WEBS Index Series                  $       --           $  304,462
      Switzerland WEBS Index Series             $1,494,215           $1,606,306
      United Kingdom WEBS Index Series          $       --           $  184,831

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONCLUDED)
================================================================================

FOREIGN INCOME TAXES

     For the period ended February 28, 1997, each WEBS Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                                 FOREIGN
                                                               WITHOLDING
         INDEX SERIES                                              TAX
         -------------                                         ------------
         Australia WEBS Index Series                             $ 7,464
         Austria WEBS Index Series                               $   270
         Belgium WEBS Index Series                               $   222
         Canada WEBS Index Series                                $34,223
         France WEBS Index Series                                $ 2,722
         Germany WEBS Index Series                               $ 5,227
         Hong Kong WEBS Index Series                             $    --
         Italy WEBS Index Series                                 $ 2,447
         Japan WEBS Index Series                                 $48,767
         Malaysia WEBS Index Series                              $31,361
         Mexico (Free) WEBS Index Series                         $    --
         Netherlands WEBS Index Series                           $ 7,544
         Singapore (Free) WEBS Index Series                      $    --
         Spain WEBS Index Series                                 $ 8,974
         Sweden WEBS Index Series                                $    --
         Switzerland WEBS Index Series                           $   690
         United Kingdom WEBS Index Series                        $32,376

MARKET AND PORTFOLIO RISKS

     An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     Each WEBS Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock).

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series may adversely affect the peformance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies.